                                                                                                  Execution Version

                                         RESIDENTIAL ACCREDIT LOANS, INC.,

                                                     Company,

                                         RESIDENTIAL FUNDING COMPANY, LLC,

                                                 Master Servicer,

                                                        and

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                                      Trustee

                                                SERIES SUPPLEMENT,

                                           Dated as of January 1, 2007,

                                                        TO

                                                 STANDARD TERMS OF
                                          POOLING AND SERVICING AGREEMENT
                                           dated as of December 1, 2006

                                  Mortgage Asset-Backed Pass-Through Certificates

                                                  SERIES 2007-QH1

                                                 TABLE OF CONTENTS

         Section 2.03.         Representations, Warranties and Covenants of the Master Servicer and the
                               Company..........................................................................47

         Section 2.04.         Representations and Warranties of Residential Funding............................50

         Section 2.05.         Execution and Authentication of Certificates/Issuance of Certificates
                               Evidencing Interests in REMICs...................................................50

         Section 2.06.         Conveyance of Uncertificated REMIC Regular Interests; Acceptance by the

         Section 3.02.         Subservicing Agreements Between Master Servicer and Subservicers;
                               Enforcement of Subservicers' and Sellers' Obligations............................52

         Section 3.03.         Successor Subservicers...........................................................52

         Section 3.04.         Liability of the Master Servicer.................................................52

         Section 3.05.         No Contractual Relationship Between Subservicer and Trustee or

         Section 3.09.         Access to Certain Documentation and  Information Regarding the Mortgage
                               Loans............................................................................54

         Section 3.10.         Permitted Withdrawals from the Custodial Account.................................54

         Section 3.11.         Maintenance of the Primary Insurance Policies; Collections Thereunder............54

         Section 3.12.         Maintenance of Fire Insurance and Omissions and Fidelity Coverage................54

         Section 3.13.         Enforcement of Due-on-Sale Clauses; Assumption and Modification

         Section 4.03.         Statements to Certificateholders; Statements to the Rating Agencies;
                               Exchange Act Reporting...........................................................61

         Section 4.04.         Distribution of Reports to the Trustee and the Company; Advances by the

         Section 8.02.         Certain Matters Affecting the Trustee and Supplemental Interest Trust
                               Trustee..........................................................................74

         Section 8.03.         Trustee and Supplemental Interest Trust Trustee Not Liable for
                               Certificates or Mortgage Loans...................................................75

         Section 8.04.         Trustee and Supplemental Interest Trust Trustee May Own Certificates.............76

         Section 8.05.         Master Servicer to Pay Trustee's and Supplemental Interest Trust
                               Trustee's Fees and Expenses; Indemnification.....................................76

         Section 8.06.         Eligibility Requirements for Trustee.............................................77

         Section 8.07.         Resignation and Removal of the Trustee and Supplemental Interest Trust

         Section 9.01.         Optional Purchase by the Master Servicer of All Certificates; Termination

                                                     EXHIBITS

         Exhibit One:               Mortgage Loan Schedule

         Exhibit Two:               Information to be Included in Monthly Distribution Date
                                    Statement

         Exhibit Three:             Standard Terms of Pooling and Servicing Agreement, dated as of
                                    December 1, 2006

         Exhibit Four:              Swap Agreement

         Exhibit Five:              SB-AM Swap Agreement

         Exhibit Six:               Form of Certificate to be Given by Certificate Owner

         Exhibit Seven:             Form of Certificate to be Given by Euroclear or Cedel

         Exhibit Eight:             Form of Certificate to be Given by Transferee of Beneficial
                                    Interest in a Regulation S Book-Entry Certificate

         Exhibit Nine:              Form of Transfer Certificate for Exchange or Transfer from 144A
                                    Book-Entry Certificate to Regulation S Book-Entry Certificate

         Exhibit Ten:               Form of Initial Purchaser Exchange Instructions

         Exhibit Eleven-A:          Form of Rule 144A Global Class SB Certificate

         Exhibit Eleven-B:          Form of Permanent Regulation S Global Class SB Certificate

         Exhibit Eleven-C:          Form of Temporary Regulation S Global Class SB Certificate

         Exhibit Twelve:            Form of Regulation S Transferee Certificate

         This is a Series  Supplement,  dated as of  January 1, 2007 (the  "Series  Supplement"),  to the  Standard
Terms of Pooling and  Servicing  Agreement,  dated as of December 1, 2006 and  attached as Exhibit Four hereto (the
"Standard Terms" and, together with this Series Supplement,  the "Pooling and Servicing Agreement" or "Agreement"),
among RESIDENTIAL  ACCREDIT LOANS,  INC., as the company (together with its permitted  successors and assigns,  the
"Company"),  RESIDENTIAL  FUNDING  COMPANY,  LLC as master  servicer  (together  with its permitted  successors and assigns,  the "Master  Servicer"),  and DEUTSCHE BANK TRUST COMPANY AMERICAS,  in its capacity as trustee (together with its permitted  successors  and assigns,  the  "Trustee")  and in its capacity as  supplemental  interest trust trustee (together with its permitted successors and assigns, the "Supplemental Interest Trust Trustee").

                                              PRELIMINARY STATEMENT:

         The  Company  intends  to  sell  mortgage  asset-backed  pass-through  certificates   (collectively,   the
"Certificates"),  to be issued  hereunder in multiple  classes,  which in the  aggregate  will  evidence the entire beneficial ownership interest in the Mortgage Loans.

         The terms and provisions of the Standard Terms are hereby  incorporated by reference  herein as though set forth in full herein.  If any term or provision  contained  herein shall conflict with or be inconsistent  with any provision  contained in the Standard Terms, the terms and provisions of this Series  Supplement  shall govern.  All capitalized  terms not  otherwise  defined  herein shall have the meanings  set forth in the  Standard  Terms.  The
Pooling and Servicing Agreement shall be dated as of the date of this Series Supplement.

                                                      REMIC I

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related  assets  (exclusive of the  Supplemental  Interest Trust
Account,  the Swap  Agreement and the SB-AM Swap  Agreement)  subject to this  Agreement as a real estate  mortgage investment  conduit (a  "REMIC")  for  federal  income tax  purposes,  and such  segregated  pool of assets will be designated  as "REMIC I." The Class R-I  Certificates  will  represent  the sole Class of "residual  interests"  in
REMIC I for  purposes of the REMIC  Provisions  (as defined  herein)  under  federal  income tax law. The Class R-I
Certificates  will not bear interest or have a Certificate  Principal  Balance.  The  following  table  irrevocably sets  forth  the  designation,  remittance  rate (the  "Uncertificated  REMIC I  Pass-Through  Rate")  and  initial
Uncertificated  Principal  Balance  for  each  of the  "regular  interests"  in  REMIC  I  (the  "REMIC  I  Regular
Interests").  The  "latest  possible  maturity  date"  (determined  solely  for  purposes  of  satisfying  Treasury regulation  Section  1.860G-1(a)(4)(iii))  for each REMIC I Regular  Interest shall be the Maturity  Date.  None of the REMIC I Regular Interests will be certificated.

                        UNCERTIFICATED REMIC I        INITIAL UNCERTIFICATED REMIC I
    DESIGNATION            PASS-THROUGH RATE                PRINCIPAL BALANCE
        I-1-A                Variable(1)                     $9,188,391.500
        I-2-A                Variable(1)                     $8,852,593.000
        I-3-A                Variable(1)                     $8,529,133.500
        I-4-A                Variable(1)                     $8,217,559.500
        I-5-A                Variable(1)                     $7,917,430.000
        I-6-A                Variable(1)                     $7,628,323.500
        I-7-A                Variable(1)                     $7,349,833.500
        I-8-A                Variable(1)                     $7,081,566.500
        I-9-A                Variable(1)                     $6,823,147.500
       I-10-A                Variable(1)                     $6,574,211.000
       I-11-A                Variable(1)                     $6,334,408.000
       I-12-A                Variable(1)                     $6,103,402.500
       I-13-A                Variable(1)                     $5,880,869.000
       I-14-A                Variable(1)                     $5,666,495.000
       I-15-A                Variable(1)                     $5,459,980.500
       I-16-A                Variable(1)                     $5,261,035.500
       I-17-A                Variable(1)                     $5,069,381.000
       I-18-A                Variable(1)                     $4,884,748.500
       I-19-A                Variable(1)                     $4,706,879.500
       I-20-A                Variable(1)                     $4,535,524.500
       I-21-A                Variable(1)                     $4,370,443.500
       I-22-A                Variable(1)                     $4,211,406.500
       I-23-A                Variable(1)                     $4,058,190.500
       I-24-A                Variable(1)                     $3,910,580.500
       I-25-A                Variable(1)                     $3,768,371.500
       I-26-A                Variable(1)                     $3,631,364.000
       I-27-A                Variable(1)                     $3,499,367.500
       I-28-A                Variable(1)                     $3,372,196.500
       I-29-A                Variable(1)                     $3,249,675.000
       I-30-A                Variable(1)                     $3,131,630.500
       I-31-A                Variable(1)                     $3,017,900.000
       I-32-A                Variable(1)                     $2,908,324.500
       I-33-A                Variable(1)                     $2,804,240.500
       I-34-A                Variable(1)                     $2,702,417.000
       I-35-A                Variable(1)                     $2,604,433.000
       I-36-A                Variable(1)                     $2,509,902.500
       I-37-A                Variable(1)                     $2,418,824.500
       I-38-A                Variable(1)                     $2,331,070.500
       I-39-A                Variable(1)                     $2,246,519.500
       I-40-A                Variable(1)                     $2,165,053.500
       I-41-A                Variable(1)                     $2,086,559.500
       I-42-A                Variable(1)                     $2,010,929.000
       I-43-A                Variable(1)                     $1,938,056.000
       I-44-A                Variable(1)                     $1,867,839.500
       I-45-A                Variable(1)                     $1,800,183.000
       I-46-A                Variable(1)                     $1,734,992.000
       I-47-A                Variable(1)                     $1,672,175.500
       I-48-A                Variable(1)                     $1,611,647.500
       I-49-A                Variable(1)                     $1,553,324.500
       I-50-A                Variable(1)                     $1,497,124.000
       I-51-A                Variable(1)                     $1,442,970.000
       I-52-A                Variable(1)                     $1,390,786.500
       I-53-A                Variable(1)                     $1,340,502.500
       I-54-A                Variable(1)                     $1,292,047.000
       I-55-A                Variable(1)                     $1,246,194.500
       I-56-A                Variable(1)                     $1,277,520.500
       I-57-A                Variable(1)                     $1,228,683.000
       I-58-A                Variable(1)                     $1,183,119.500
       I-59-A                Variable(1)                     $28,443,783.500
        I-1-B                Variable(1)                     $9,188,391.500
        I-2-B                Variable(1)                     $8,852,593.000
        I-3-B                Variable(1)                     $8,529,133.500
        I-4-B                Variable(1)                     $8,217,559.500
        I-5-B                Variable(1)                     $7,917,430.000
        I-6-B                Variable(1)                     $7,628,323.500
        I-7-B                Variable(1)                     $7,349,833.500
        I-8-B                Variable(1)                     $7,081,566.500
        I-9-B                Variable(1)                     $6,823,147.500
       I-10-B                Variable(1)                     $6,574,211.000
       I-11-B                Variable(1)                     $6,334,408.000
       I-12-B                Variable(1)                     $6,103,402.500
       I-13-B                Variable(1)                     $5,880,869.000
       I-14-B                Variable(1)                     $5,666,495.000
       I-15-B                Variable(1)                     $5,459,980.500
       I-16-B                Variable(1)                     $5,261,035.500
       I-17-B                Variable(1)                     $5,069,381.000
       I-18-B                Variable(1)                     $4,884,748.500
       I-19-B                Variable(1)                     $4,706,879.500
       I-20-B                Variable(1)                     $4,535,524.500
       I-21-B                Variable(1)                     $4,370,443.500
       I-22-B                Variable(1)                     $4,211,406.500
       I-23-B                Variable(1)                     $4,058,190.500
       I-24-B                Variable(1)                     $3,910,580.500
       I-25-B                Variable(1)                     $3,768,371.500
       I-26-B                Variable(1)                     $3,631,364.000
       I-27-B                Variable(1)                     $3,499,367.500
       I-28-B                Variable(1)                     $3,372,196.500
       I-29-B                Variable(1)                     $3,249,675.000
       I-30-B                Variable(1)                     $3,131,630.500
       I-31-B                Variable(1)                     $3,017,900.000
       I-32-B                Variable(1)                     $2,908,324.500
       I-33-B                Variable(1)                     $2,804,240.500
       I-34-B                Variable(1)                     $2,702,417.000
       I-35-B                Variable(1)                     $2,604,433.000
       I-36-B                Variable(1)                     $2,509,902.500
       I-37-B                Variable(1)                     $2,418,824.500
       I-38-B                Variable(1)                     $2,331,070.500
       I-39-B                Variable(1)                     $2,246,519.500
       I-40-B                Variable(1)                     $2,165,053.500
       I-41-B                Variable(1)                     $2,086,559.500
       I-42-B                Variable(1)                     $2,010,929.000
       I-43-B                Variable(1)                     $1,938,056.000
       I-44-B                Variable(1)                     $1,867,839.500
       I-45-B                Variable(1)                     $1,800,183.000
       I-46-B                Variable(1)                     $1,734,992.000
       I-47-B                Variable(1)                     $1,672,175.500
       I-48-B                Variable(1)                     $1,611,647.500
       I-49-B                Variable(1)                     $1,553,324.500
       I-50-B                Variable(1)                     $1,497,124.000
       I-51-B                Variable(1)                     $1,442,970.000
       I-52-B                Variable(1)                     $1,390,786.500
       I-53-B                Variable(1)                     $1,340,502.500
       I-54-B                Variable(1)                     $1,292,047.000
       I-55-B                Variable(1)                     $1,246,194.500
       I-56-B                Variable(1)                     $1,277,520.500
       I-57-B                Variable(1)                     $1,228,683.000
       I-58-B                Variable(1)                     $1,183,119.500
       I-59-B                Variable(1)                     $28,443,783.500
         A-I                 Variable(1)                     $21,698,453.630
_______________
(1)  Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                                     REMIC II

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I  Regular  Interests as a REMIC for federal income tax purposes,  and such segregated pool of assets  will be  designated  as  "REMIC II."  The Class  R-II  Certificates  will  represent  the sole  Class of
"residual  interests"  in REMIC II for purposes of the REMIC  Provisions  under  federal  income tax law. The Class
R-II  Certificates  will  not  bear  interest  or  have  a  Certificate  Principal  Balance.  The  following  table irrevocably sets forth the  designation,  remittance rate (the  "Uncertificated  REMIC II  Pass-Through  Rate") and
initial  Uncertificated  Principal  Balance for each of the "regular  interests" in REMIC II (the "REMIC II Regular
Interests").  The  "latest  possible  maturity  date"  (determined  solely  for  purposes  of  satisfying  Treasury regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC II  Regular  Interest shall be the Maturity Date.  None of the REMIC II Regular Interests will be certificated.

                            UNCERTIFICATED REMIC II    INITIAL UNCERTIFICATED REMIC II
      DESIGNATION              PASS-THROUGH RATE              PRINCIPAL BALANCE
           LT1                    Variable(1)               $524,802,945.96
           LT2                    Variable(1)                    $18,945.11
           LT3                    Variable(1)                    $33,543.78
           LT4                    Variable(1)                    $33,543.78
          LT-IO                   Variable(1)                       (2)
____________
(1)      Calculated as provided in the definition of Uncertificated REMIC II Pass-Through Rate.
(2)      REMIC II  Regular  Interest  LT-IO  will not have an  Uncertificated  Principal  Balance  but will  accrue interest  on  its  uncertificated  notional  amount  calculated  in  accordance  with  the  definition  of
         "Uncertificated Notional Amount" herein.

                                                     REMIC III

         As provided herein,  the REMIC  Administrator will make an election to treat the segregated pool of assets consisting of the REMIC II Regular  Interests as a REMIC for federal income tax purposes,  and such segregated pool of assets  will be  designated  as  REMIC III.  The Class  R-III  Certificates  will  represent  the sole  Class of
"residual  interests" in REMIC III  for purposes of the REMIC  Provisions  under federal  income tax law. The Class
R-III  Certificates  will  not  bear  interest  or  have a  Certificate  Principal  Balance.  The  following  table irrevocably sets forth the  designation,  Pass-Through  Rate,  aggregate  Initial  Certificate  Principal  Balance, certain features,  Maturity Date,  initial ratings and minimum  denominations  for each Class of  Certificates that evidence  "regular  interests" in REMIC III and REMIC III Regular  Interests  SB-IO,  SB-PO and IO (the  "REMIC III
Regular  Interests").  The "latest possible maturity date" (determined  solely for purposes of satisfying  Treasury
Regulation Section 1.860G-1(a)(4)(iii))  for each REMIC III  Regular  Interest  shall be the Maturity  Date.  REMIC
III Regular Interests SB-IO, SB-PO and IO will not be certificated.

                                 AGGREGATE
                                  INITIAL
                                CERTIFICATE
                PASS-THROUGH     PRINCIPAL                                MATURITY                        MINIMUM
 DESIGNATION        RATE          BALANCE             FEATURES              DATE        S&P/MOODY'S    DENOMINATIONS

Class A-1        Adjustable     $297,454,000    Super                   February 25,      AAA/Aaa       $100,000.00
                    Rate                        Senior/Adjustable           2037
                 (1)(2)(3)                      Rate
Class A-2       Adjustable      $123,939,000    Super Senior/Senior     February 25,      AAA/Aaa       $100,000.00
                Rate                            Support/ Adjustable         2037
                (1)(2)(3)                       Rate
Class A-3       Adjustable       $74,364,000    Senior Support/         February 25,      AAA/Aaa       $100,000.00
                Rate                            Adjustable Rate             2037
                (1)(2)(3)
Class M-1       Adjustable       $11,023,000    Mezzanine/Adjustable    February 25,       AA/Aa1       $100,000.00
                Rate                            Rate                        2037
                (1)(2)(3)
Class M-2       Adjustable        $2,887,000    Mezzanine/Adjustable    February 25,      AA-/Aa1       $100,000.00
                Rate                            Rate                        2037
                (1)(2)(3)
Class M-3       Adjustable        $2,624,000    Mezzanine/Adjustable    February 25,        A/A1        $100,000.00
                Rate                            Rate                        2037
                (1)(2)(3)
Class M-4       Adjustable        $2,887,000    Mezzanine/Adjustable    February 25,       A-/A1        $100,000.00
                Rate                            Rate                        2037
                (1)(2)(3)
Class M-5       Adjustable        $2,624,000    Mezzanine/Adjustable    February 25,       BBB/A2       $100,000.00
                Rate                            Rate                        2037
                (1)(2)(3)
Class M-6       Adjustable        $1,838,000    Mezzanine/Adjustable    February 25,      NR/Baa1       $100,000.00
                Rate                            Rate                        2037
                (1)(2)(3)
Class M-7       Adjustable        $2,624,000    Mezzanine/Adjustable    February 25,      NR/Baa3       $100,000.00
                Rate                            Rate                        2037
                (1)(2)(3)
SB-PO                          $2,624,978.63(4) Subordinate/Principal   February 25,        N/R             N/A
                                                Only                        2037
SB-IO                                 N/A (5)   Subordinate/Interest    February 25,        N/R             N/A
                                                Only                        2037
IO                  (6)                   (7)   Interest Only                               N/R             N/A

(1)      This  Class of  Certificates  represents  ownership  of a REMIC III  Regular  Interest  together  with (i)
certain  rights to payments to be made from amounts  received  under the Swap  Agreement  which will be deemed made for federal income tax purposes  outside of REMIC III by the holders of the Class SB  Certificates as the owners of the Swap  Agreement  and (ii) an  obligation  to pay the  Class IO  Distribution  Amount  (as  defined  in  Section
4.09(e)).  Any amount  distributed on this Class of Certificates on any  Distribution  Date in excess of the amount distributable  on the related  REMIC III Regular  Interest on such  Distribution  Date shall be treated for federal income tax purposes as having been paid from the Supplemental  Interest Trust Account and any amount  distributable on such REMIC III Regular Interest on such  Distribution  Date in excess of the amount  distributable on such Class of Certificates on such Distribution  Date shall be treated as having been paid to the Supplemental  Interest Trust
Account, all pursuant to and as further provided in Section 4.09 hereof.

(2)      The Class A Certificates  and Class M Certificates,  will accrue interest at a per annum rate equal to the least of (i) a per annum rate equal to LIBOR plus the  applicable  Margin,  (ii) the Net WAC Cap Rate and (iii) the
Available Funds Rate for that Distribution Date.

(3)      The Class A  Certificates  and Class M  Certificates  will also entitle their  holders to receive  certain payments from the holders of the Class SB  Certificates  from amounts to which the REMIC III  Regular Interests are entitled and from amounts  received  under the Swap  Agreement  which will not be a part of their  ownership of the
REMIC III Regular Interests.

(4)      REMIC III  Regular  Interest  SB-IO  shall have no  entitlement  to  principal,  and shall be  entitled to distributions  of  interest  subject  to the terms and  conditions  hereof,  in an  aggregate  amount  equal to the aggregate  interest  distributable  with respect to the Class SB Certificates  pursuant to the terms and conditions hereof.

(5)      REMIC III  Regular  Interest  SB-PO  shall have no  entitlement  to  interest,  and shall be  entitled  to distributions  of  principal  subject to the terms and  conditions  hereof,  in an  aggregate  amount  equal to the initial Overcollateralization Amount pursuant to the terms and conditions hereof.

(6)      For federal  income tax purposes,  REMIC III Regular  Interest IO will not have a Pass Through  Rate,  but will be entitled to 100% of the amounts distributed on REMIC II Regular Interest LT-IO.

(7)      For federal income tax purposes,  REMIC III Regular Interest IO will not have an Uncertificated  Principal
Balance,  but will have a notional amount equal to the Uncertificated  Notional Amount of REMIC II Regular Interest
LT-IO.

                                                     REMIC IV

                  As provided herein,  the REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting  of REMIC III  Regular  Interests  SB-IO,  SB-PO and IO as a REMIC  for  federal  income  tax purposes,  and such  segregated  pool of assets will be  designated  as REMIC IV. The Class R-X  Certificates  will represent the sole Class of  "residual  interests" in REMIC IV for purposes of the REMIC  Provisions  under federal income tax law. The Class R-X  Certificates  will not bear interest or have a Certificate  Principal  Balance.  The following  table  irrevocably  sets  forth  the  designation,  Pass-Through  Rate,  aggregate  Initial  Certificate
Principal  Balance,  certain  features and Maturity  Date for the Class SB  Certificates  which  represent  the two
"regular  interests"  in REMIC IV  designated  REMIC IV Regular  Interest SB and REMIC IV Regular  Interest IO (the
"REMIC IV Regular  Interests").  The "latest possible maturity date" (determined  solely for purposes of satisfying
Treasury Regulation Section 1.860G-1(a)(4)(iii)) for the REMIC IV Regular Interests shall be the Maturity Date.

                                AGGREGATE
                                 INITIAL
                 PASS-THROUGH  CERTIFICATE                               MATURITY           S&P/          MINIMUM
  DESIGNATION      RATE     PRINCIPAL BALANCE        FEATURES              DATE           MOODY'S/     DENOMINATIONS

Class SB         Variable(1) $2,624,978.63     Subordinate/Adjustable  February 25,          NA              N/A
                                                       Rate                2037
____________
(1)      The Class SB  Certificates  will accrue  interest as described in the  definition  of Accrued  Certificate
         Interest.

         REMIC  IV  Regular  Interest  IO will be held as an  asset  of the  Supplemental  Interest  Trust  Account established  by the  Trustee and will be treated  for  federal  income tax  purposes as owned by the holders of the
Class SB Certificates.

         REMIC IV Regular  Interest  SB will not have a  Pass-Through  Rate,  but will be  entitled  to 100% of all amounts  distributed  or deemed  distributed  on REMIC III  Regular  Interests  SB-IO and  SB-PO.  REMIC IV Regular
Interest IO will not have a Pass-Through  Rate,  but will be entitled to 100% of all amounts  distributed or deemed distributed on REMIC III Regular  Interest IO. The rights of the holders of the Class SB  Certificates  to payments under the Swap  Agreement  and SB-AM Swap  Agreement  shall be outside and apart from their  rights with respect to the REMIC IV Regular Interests.

         The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to  $524,888,978.63.

         The  Mortgage  Loans  are  payment-option  adjustable-rate  first  lien  mortgage  loans  with a  negative amortization feature having terms to maturity at origination or modification of generally not more than 30 years.

         In consideration  of the mutual  agreements  herein  contained,  the Company,  the Master Servicer and the
Trustee agree as follows:

ARTICLE I

                                                    DEFINITIONS

SECTION 1.01.     DEFINITIONS.

         Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

         Accrued  Certificate  Interest:  With  respect  to  each  Distribution  Date  and  each  Class of  Class A
Certificates and Class M  Certificates,  interest accrued during the related Interest Accrual Period at the related
Pass-Through Rate on the Certificate  Principal Balance thereof  immediately prior to such Distribution Date at the
Pass-Through Rate for that Distribution Date.

         The  amount  of  Accrued  Certificate  Interest  on  each  Class of  Class  A  Certificates  and  Class  M
Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls  on the Mortgage  Loans during the prior calendar month to the extent not covered by  Compensating  Interest  pursuant to  Section 3.16  and by Relief
Act  Shortfalls  on the  Mortgage  Loans  during the related Due Period.  All such  reductions  with respect to the
Mortgage  Loans will be allocated  among the Class A  Certificates  and Class M  Certificates  in proportion to the amount of  Accrued  Certificate  Interest  payable on such  Certificates  on such  Distribution  Date  absent  such reductions.

         Accrued  Certificate  Interest,  with respect to any Class of Class A-2, Class A-3 or Class M Certificates
for any  Distribution  Date,  shall further be reduced by the interest  portion of Realized Losses allocated to any
Class of Class M Certificates pursuant to Section 4.05.

         Accrued  Certificate  Interest with respect to the Class A  Certificates  and Class M  Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         With  respect  to each  Distribution  Date and the  Class SB  Certificates,  interest  accrued  during the related  Interest  Accrual  Period at the related  Pass-Through  Rate on the  Notional  Amount as  specified in the definition of Pass-Through Rate,  immediately prior to such Distribution  Date, reduced by any interest  shortfalls with  respect to the  Mortgage  Loans,  including  Prepayment  Interest  Shortfalls  to the  extent not  covered by
Compensating  Interest pursuant to Section 3.16 or by Excess Cash Flow pursuant to  Section 4.02(c)(iii)  and (iv).
Accrued  Certificate  Interest on the  Class SB  Certificates  shall  accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

         Adjustment  Date:  With respect to each Mortgage  Loan,  each date set forth in the related  Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

         Affected Party:  As defined in the Swap Agreement.

         Available  Distribution  Amount:  As to any  Distribution  Date, an amount equal to (a) the sum of (i) the amount  relating  to the  Mortgage  Loans on deposit in the  Custodial  Account as of the close of  business on the immediately  preceding  Determination  Date,  including any  Subsequent  Recoveries,  and amounts  deposited in the
Custodial  Account in connection with the substitution of Qualified  Substitute  Mortgage Loans, (ii) the amount of any Advance made on the immediately  preceding  Certificate Account Deposit Date, (iii) any amount deposited in the
Certificate  Account on the related  Certificate  Account Deposit Date pursuant to the second  paragraph of Section
3.12(a),  (iv) any amount  deposited in the Certificate  Account  pursuant to Section 4.07 or Section 9.01, (v) any amount that the Master  Servicer  is not  permitted  to  withdraw  from the  Custodial  Account or the  Certificate
Account  pursuant  to Section  3.16(e),  (vi) any amount  received  by the  Trustee  pursuant to the Surety Bond in respect of such  Distribution  Date and (vii) the  proceeds of any Pledged Assets received by the Master  Servicer, reduced by (b) the sum as of the close of  business  on the  immediately  preceding  Determination  Date of (v) any payments or  collections  consisting of  Prepayment  Charges on the Mortgage  Loans that were  received  during the related Prepayment Period; (w) aggregate  Foreclosure  Profits,  (x) the Amount Held for Future  Distribution,  (y)
amounts  permitted to be withdrawn by the Master  Servicer  from the  Custodial  Account in respect of the Mortgage
Loans pursuant to clauses  (ii)-(x),  inclusive,  of Section 3.10(a),  and (z) any Net Swap Payments required to be made to the Swap Counterparty and Swap Termination  Payments not due to a Swap Counterparty  Trigger Event for such
Distribution Date.

         Available  Funds Rate:  With respect to any  Distribution  Date, a per annum rate equal to (i) the product of (x) the Interest  Remittance Amount plus full and partial Principal  Prepayments  available to be distributed on such  Distribution  Date and (y) a  fraction,  the  numerator  of which is 12 and the  denominator  of which is the aggregate Stated Principal  Balance of the Mortgage Loans as of such Distribution  Date,  adjusted to an actual/360 rate.

         Basis  Risk  Shortfall:  With  respect  to the  Class A  Certificates  and  Class M  Certificates  and any
Distribution  Date, the sum of (a) an amount equal to the excess, if any, of (x) Accrued  Certificate  Interest for such  Class of  Certificates  calculated  at a per annum  rate  equal to LIBOR  plus the  related  Margin  for such
Distribution Date, over (y) Accrued  Certificate  Interest for such Class calculated  assuming the Net Rate Cap was equal to the Net WAC Cap Rate for such Distribution  Date, (b) any  shortfalls for such  Class calculated  pursuant to clause (a) above  remaining unpaid from prior Distribution  Dates, and (c) interest on the amount in clause (b)
from the  Distribution  Date on which such amount was  incurred at a per annum rate equal to LIBOR plus the related
Margin for the current Distribution Date.

         Book-Entry Certificate:  The Class A, Class M and Class SB Certificates.

         Capitalization  Reimbursement  Amount:  As to any  Distribution  Date, the amount of Advances or Servicing
Advances that were added to the Stated  Principal  Balance of the Mortgage  Loans during the prior  calendar  month and  reimbursed to the Master  Servicer or Subservicer  on or prior to such  Distribution  Date pursuant to Section
3.10(a)(vii),  plus the  Capitalization  Reimbursement  Shortfall  Amount  remaining  unreimbursed  from any  prior
Distribution Date and reimbursed to the Master Servicer or Subservicer on or prior to such Distribution Date.

         Capitalization  Reimbursement  Shortfall  Amount:  As to any  Distribution  Date,  the amount,  if any, by which the  amount of  Advances  or  Servicing  Advances  that were  added to the  Stated  Principal  Balance of the
Mortgage Loans during the preceding  calendar month exceeds the amount of principal  payments on the Mortgage Loans included in the Available Distribution Amount for that Distribution Date.

         Certificate:  Any Class A, Class M, Class SB or Class R Certificate.

         Certificate  Account:  The separate  account or accounts  created and maintained  pursuant to Section 4.01 of the Standard Terms,  which shall be entitled  "DEUTSCHE BANK TRUST COMPANY  AMERICAS,  as trustee,  in trust for the registered  holders of Residential  Accredit Loans,  Inc.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
Series 2007-QH1" and which must be an Eligible Account.

         Certificate  Principal  Balance:  With respect to any Class A Certificate or Class M  Certificate,  on any
date of  determination,  an amount equal to (i) the Initial  Certificate  Principal  Balance of such Certificate as specified on the face thereof minus (ii) the sum of (x) the aggregate of all amounts  previously  distributed  with respect to such  Certificate  (or any  predecessor  Certificate)  and applied to reduce the  Certificate  Principal
Balance  thereof  pursuant to Section  4.02(c) and (y) in the case of any Class of Class A-2,  Class A-3 or Class M
Certificates,  the  aggregate  of all  reductions  in  Certificate  Principal  Balance  deemed to have  occurred in connection  with  Realized  Losses  which  were  previously  allocated  to such  Certificate  (or  any  predecessor
Certificate)  pursuant to Section 4.05;  provided,  that with respect to any  Distribution  Date,  the  Certificate
Principal  Balance of the Class A-2,  Class A-3,  Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6
and Class  M-7  Certificates,  in that  order,  will be  increased  to the  extent of  Realized  Losses  previously allocated thereto and remaining  unreimbursed,  but only to the extent of Subsequent Recoveries received during the preceding  calendar  month.  With respect to each Class SB  Certificate,  on any date of  determination,  an amount equal to the Percentage  Interest  evidenced by such Certificate,  multiplied by an amount equal to (i) the excess, if any, of (A) the then  aggregate  Stated  Principal  Balance of the  Mortgage  Loans over (B) the then  aggregate
Certificate  Principal  Balance  of the Class A  Certificates  and Class M  Certificates  then  outstanding,  which represents the sum of (i) the Initial  Principal  Balance of the REMIC III Regular  Interest  SB-PO,  as reduced by
Realized Losses  allocated  thereto and payments  deemed made thereon,  and (ii) accrued and unpaid interest on the
REMIC III Regular Interest SB-IO, as reduced by Realized Losses allocated  thereto.  The Class R Certificates  will not have a Certificate Principal Balance.

         Class A  Certificate:  Any one of the Class  A-1,  Class A-2 or Class A-3  Certificates,  executed  by the
Trustee and authenticated by the Certificate  Registrar  substantially in the form annexed to the Standard Terms as
Exhibit A, senior to the Class M  Certificates,  Class SB  Certificates  and Class R  Certificates  with respect to distributions  and the  allocation of Realized  Losses as set forth in Section 4.05, and evidencing (i) an interest designated  as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and the SB-AM Swap  Agreement,  (iii) the right to receive Basis Risk  Shortfalls and (iv) an obligation to pay the Class IO Distribution Amount.

         Class A Principal  Distribution  Amount:  With respect to any Distribution  Date (i) prior to the Stepdown
Date or on or after the Stepdown Date if a Trigger  Event is in effect for that  Distribution  Date,  the Principal
Distribution  Amount for that  Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

     (i) the Principal Distribution Amount for that Distribution Date; and

     (ii)the  excess,  if any,  of (A) the  aggregate  Certificate  Principal  Balance of the Class A  Certificates
     immediately  prior to that  Distribution  Date over (B) the lesser of (x) the  product  of (1) the  applicable
     Subordination  Percentage and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate
     Stated  Principal  Balance of the  Mortgage  Loans after  giving  effect to  distributions  to be made on that
     Distribution Date, over the Overcollateralization Floor.

         Class A-1  Certificate:  The Class A-1  Certificates,  executed by the Trustee  and  authenticated  by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class A-1 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.160% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 0.320% per annum.

         Class A-2  Certificate:  The Class A-2  Certificates,  executed by the Trustee  and  authenticated  by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class A-2 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.190% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 0.380% per annum.

         Class A-3  Certificate:  The Class A-3  Certificates,  executed by the Trustee  and  authenticated  by the
Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

         Class A-3 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.240% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 0.480% per annum.

         Class A-P Certificates:  None.

         Class IO Distribution Amount:  As defined in Section 4.09(e).

         Class M Certificates:  Collectively,  the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6
and Class M-7 Certificates.

         Class M-1  Certificate:  Any one of the Class M-1 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-2, Class M-3,  Class M-4,  Class M-5, Class M-6, Class M-7, Class SB and Class R Certificates  with respect to  distributions  and the  allocation  of Realized  Losses as set forth in Section  4.05,  and  evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive  payments  under the Swap  Agreement  and the SB-AM Swap  Agreement,  (iii) the right to receive Basis Risk
Shortfalls and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-1 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.390% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 0.585% per annum.

         Class  M-1  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount  or  (ii) on or  after  the  Stepdown  Date if a  Trigger  Event  is not in  effect  for  that
Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A  Certificates (after taking into account the payment of the Class A Principal  Distribution Amount for that
Distribution Date) and (2) the  Certificate  Principal Balance of the Class M-1  Certificates  immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and
(2) the  aggregate Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage
Loans after giving effect to distributions  to be made on that  Distribution  Date, over the  Overcollateralization
Floor.

         Class M-2  Certificate:  Any one of the Class M-2 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-3,  Class  M-4,  Class  M-5,  Class M-6,  Class  M-7,  Class SB and Class R  Certificates  with  respect to distributions  and the  allocation of Realized  Losses as set forth in Section 4.05, and evidencing (i) an interest designated  as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive payments under the Swap Agreement and the SB-AM Swap  Agreement,  (iii) the right to receive Basis Risk  Shortfalls and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-2 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.410% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 0.615% per annum.

         Class  M-2  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount  and  Class M-1  Principal  Distribution  Amount  or (ii) on or after the  Stepdown  Date if a
Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A  Certificates and Class M-1  Certificates  (after taking into account the payment of the Class A  Principal
Distribution  Amount and the  Class M-1  Principal  Distribution  Amount for that  Distribution  Date) and  (2) the
Certificate  Principal  Balance of the Class M-2  Certificates  immediately  prior to that  Distribution  Date over
(B) the lesser of (x) the  product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  Stated
Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-3  Certificate:  Any one of the Class M-3 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-4, Class M-5, Class M-6, Class M-7,  Class SB and Class R Certificates  with respect to  distributions  and the allocation of Realized  Losses as set forth in Section 4.05,  and  evidencing  (i) an interest  designated as a
"regular interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap  Agreement  and the SB-AM  Swap  Agreement,  (iii) the right to  receive  Basis  Risk  Shortfalls  and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-3 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.500% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 0.750% per annum.

         Class  M-3  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount,  Class M-1 Principal  Distribution Amount and Class M-2 Principal  Distribution Amount or (ii)
on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount and  Class M-2  Principal
Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A,  Class M-1 and  Class M-2  Certificates  (after  taking into account the payment of the Class A  Principal
Distribution  Amount, the Class M-1 Principal  Distribution Amount and the Class M-2 Principal  Distribution Amount
for that Distribution Date) and (2) the  Certificate  Principal Balance of the Class M-3  Certificates  immediately prior to that  Distribution  Date over  (B) the  lesser of  (x) the  product of  (1) the  applicable  Subordination
Percentage  and  (2) the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal
Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date, over the
Overcollateralization Floor.

         Class M-4  Certificate:  Any one of the Class M-4 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class  M-5,  Class  M-6,  Class M-7,  Class SB and Class R  Certificates  with  respect  to  distributions  and the allocation  of  Realized  Losses as set forth in Section  4.05,  and  evidencing  (i) an interest  designated  as a
"regular interest" in REMIC III for purposes of the REMIC Provisions,  (ii) the right to receive payments under the
Swap  Agreement  and the SB-AM  Swap  Agreement,  (iii) the right to  receive  Basis  Risk  Shortfalls  and (iv) an obligation to pay the Class IO Distribution Amount.

         Class M-4 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  0.570% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 0.855% per annum.

         Class  M-4  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution  Amount,  Class M-1  Principal  Distribution  Amount,  Class M-2  Principal  Distribution  Amount  and
Class M-3  Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of
the  Class A  Principal  Distribution  Amount,   Class M-1  Principal  Distribution  Amount,   Class M-2  Principal
Distribution Amount and Class M-3 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A,  Class M-1,  Class M-2  and Class M-3  Certificates  (after taking into account the payment of the Class A
Principal  Distribution Amount, the Class M-1 Principal  Distribution Amount, the Class M-2 Principal  Distribution
Amount  and the  Class M-3  Principal  Distribution  Amount for that  Distribution  Date) and  (2) the  Certificate
Principal  Balance of the Class M-4  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the aggregate Stated Principal Balance of the  Mortgage  Loans after  giving  effect to  distributions  to be made on that  Distribution  Date and (y) the excess,  if any,  of the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-5  Certificate:  Any one of the Class M-5 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-6,  Class M-7,  Class SB and Class R  Certificates  with respect to  distributions  and the  allocation  of
Realized  Losses as set forth in Section 4.05, and evidencing  (i) an interest  designated as a "regular  interest"
in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement and the SB-AM Swap  Agreement,  (iii) the right to receive Basis Risk  Shortfalls and (iv) an obligation to pay the
Class IO Distribution Amount.

         Class M-5 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  1.400% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 2.100% per annum.

         Class  M-5  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount,  Class M-1 Principal Distribution Amount,  Class M-2 Principal Distribution Amount,  Class M-3
Principal  Distribution  Amount and Class M-4  Principal  Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal
Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A, Class M-1,  Class M-2,  Class M-3 and Class M-4 Certificates (after taking into account the payment of the
Class A Principal  Distribution  Amount,  the Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal
Distribution  Amount, the Class M-3 Principal  Distribution Amount and the Class M-4 Principal  Distribution Amount
for that Distribution Date) and (2) the  Certificate  Principal Balance of the Class M-5  Certificates  immediately prior to that  Distribution  Date over  (B) the  lesser of  (x) the  product of  (1) the  applicable  Subordination
Percentage  and  (2) the  aggregate  Stated  Principal  Balance  of the  Mortgage  Loans  after  giving  effect  to distributions to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate Stated Principal
Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date, over the
Overcollateralization Floor.

         Class M-6  Certificate:  Any one of the Class M-6 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class M-7, Class SB and Class R Certificates  with respect to  distributions  and the allocation of Realized Losses as set forth in Section 4.05, and evidencing  (i) an interest  designated as a "regular  interest" in REMIC III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments under the Swap Agreement and the SB-AM Swap
Agreement,  (iii)  the  right  to  receive  Basis  Risk  Shortfalls  and  (iv) an  obligation  to pay the  Class IO
Distribution Amount.

         Class M-6 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  1.500% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 2.250% per annum.

         Class  M-6  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount,  Class M-1 Principal Distribution Amount,  Class M-2 Principal Distribution Amount,  Class M-3
Principal Distribution Amount,  Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount
or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date,  the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal
Distribution  Amount,  Class M-3 Principal  Distribution  Amount,  Class M-4 Principal  Distribution Amount and the
Class M-5 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4 and Class M-5  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution Amount, the Class M-2
Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution
Amount  and the Class M-5  Distribution  Amount  for that  Distribution  Date) and  (2) the  Certificate  Principal
Balance of the Class M-6  Certificates  immediately  prior to that Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  Stated  Principal  Balance of the
Mortgage Loans after giving effect to distributions  to be made on that  Distribution  Date and (y) the excess,  if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

         Class M-7  Certificate:  Any one of the Class M-7 Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit B, senior to the
Class SB  Certificates  and Class R  Certificates  with respect to  distributions  and the  allocation  of Realized
Losses as set forth in Section 4.05,  and evidencing  (i) an interest  designated as a "regular  interest" in REMIC
III for purposes of the REMIC  Provisions,  (ii) the right to receive  payments  under the Swap  Agreement  and the
SB-AM Swap  Agreement,  (iii) the right to receive Basis Risk Shortfalls and (iv) an obligation to pay the Class IO
Distribution Amount.

         Class M-7 Margin:  With respect to any Distribution  Date prior to the first  Distribution  Date after the first possible  Optional  Termination  Date,  1.500% per annum, and on any Distribution  Date on or after the first
Distribution Date after the first possible Optional Termination Date, 2.250% per annum.

         Class  M-7  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date  (i)  prior to the
Stepdown  Date or on or after the Stepdown  Date if a Trigger Event is in effect for that  Distribution  Date,  the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal
Distribution Amount,  Class M-1 Principal Distribution Amount,  Class M-2 Principal Distribution Amount,  Class M-3
Principal  Distribution  Amount,  Class M-4 Principal  Distribution Amount, Class M-5 Distribution Amount and Class
M-6  Distribution  Amount  or (ii) on or after the  Stepdown  Date if a  Trigger  Event is not in  effect  for that
Distribution Date, the lesser of:

         (i)      the remaining  Principal  Distribution  Amount for that Distribution  Date after  distribution of the Class A Principal  Distribution  Amount,  Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal
Distribution Amount,  Class M-3 Principal  Distribution Amount,  Class M-4 Principal Distribution Amount, Class M-5
Principal Distribution Amount and Class M-6 Principal Distribution Amount; and

         (ii)     the excess,  if any, of (A) the sum of (1) the  aggregate  Certificate  Principal  Balance of the
Class A,  Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5 and Class M-6  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount, the Class M-1  Principal  Distribution  Amount,
the Class M-2 Principal  Distribution Amount, the Class M-3 Principal  Distribution Amount, the Class M-4 Principal
Distribution  Amount, the Class M-5 Principal  Distribution Amount and Class M-6 Principal  Distribution Amount for
that Distribution Date) and (2) the Certificate Principal Balance of the Class M-7  Certificates  immediately prior to that Distribution  Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2) the  aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the  excess,  if any, of the  aggregate  Stated  Principal  Balance of the
Mortgage  Loans  after  giving  effect  to  distributions  to  be  made  on  that   Distribution   Date,  over  the
Overcollateralization Floor.

         Class R Certificate:  Any one of the Class R-I, Class R-II, Class R-III or Class R-X Certificates.

         Class R-I  Certificate:  Any one of the Class R-I Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class  R-II  Certificate:   Any  one  of  the  Class  R-II  Certificates   executed  by  the  Trustee  and
authenticated  by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

         Class  R-III  Certificate:  Any  one  of  the  Class  R-III  Certificates  executed  by  the  Trustee  and authenticated  by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

         Class R-X  Certificate:  Any one of the Class R-X Certificates  executed by the Trustee and  authenticated by the Certificate  Registrar  substantially  in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC IV for purposes of the REMIC Provisions.

         Class SB Certificate:  Any one of the Class SB Certificates  executed by the Trustee and  authenticated by the  Certificate  Registrar  substantially  in the form set forth on Exhibit  Eleven-A  hereto,  subordinate to the
Class A Certificates and Class M Certificates  with respect to distributions  and the allocation of Realized Losses as set forth in Section  4.05,  and  evidencing  ownership  of the REMIC IV Regular  Interests  for purposes of the
REMIC  Provisions,  together  with certain  rights to payments  under the Swap  Agreement for purposes of the REMIC
Provisions and certain obligations with respect to payments of Basis Risk Shortfalls.

         Clearstream:  Clearstream Banking, societe anonyme.

         Closing Date:  January 30, 2007.

         Corporate  Trust  Office:  The  principal  office  of the  Trustee  at  which at any  particular  time its corporate  trust business with respect to this  Agreement  shall be  administered,  which office at the date of the execution  of this  instrument  is  located  at 1761 East St.  Andrew  Place,  Santa  Ana,  California  92705-4934,
Attention: Residential Funding Company, LLC, RALI 2007-QH1.

         Cut-off Date Balance:  $524,888,978.63.

         Cut-off Date:  January 1, 2007.

         Deferred  Interest:  The amount of interest  which is  deferred  and added to the  principal  balance of a
Mortgage  Loan due to negative  amortization.  For  purposes of REMIC I,  Deferred  Interest  shall be allocated as follows:  first,  to REMIC I Regular  Interest  A-I in  reduction  of the  portion  of the  Uncertificated  Accrued
Interest thereon  distributable on the related  Distribution  Date; second, to the extent of any remaining amounts, to REMIC I Regular  Interests  I-1-A  through  I-59-B in  reduction  of the portion of the  Uncertificated  Accrued
Interest  distributable thereon on the related Distribution Date, starting with the lowest numerical  denomination, allocated  pro rata  between such REMIC I Regular  Interests  in  accordance  with their  Uncertificated  Principal
Balances,  until the Uncertificated  Accrued Interest  distributable on the related  Distribution Date on either of such REMIC I Regular  Interests is reduced to zero, and  thereafter to the remaining the REMIC I Regular  Interests sequentially,  in each case subject to and in accordance with the prior  allocation  provisions;  and third, to the extent of any remaining  amounts,  to REMIC I Regular  Interests I-1-A through I-59-B in reduction of any remaining portion of the Uncertificated  Accrued Interest  distributable  thereon on the related  Distribution Date, starting with the lowest  numerical  denomination,  allocated pro rata between such REMIC I Regular  Interests in accordance with their  Uncertificated  Principal  Balances,  until the  Uncertificated  Accrued Interest  distributable on the related  Distribution  Date on both of such REMIC I Regular  Interests is reduced to zero,  and  thereafter  to the remaining  REMIC I  Regular  Interests  sequentially,  in each case  subject  to and in  accordance  with the prior allocation  provisions.  For  purposes  of REMIC II,  Deferred  Interest  shall be  allocated  to REMIC II  Regular
Interest  LT1 in reduction of the portion of the  Uncertificated  Accrued  Interest  thereon  distributable  on the related  Distribution  Date.  In each case any reduction in  Uncertificated  Accrued  Interest on a  Uncertificated
REMIC Regular Interest shall result in an increase in the  Uncertificated  Principal  Balance thereof to the extent of such reduction.

         Definitive Certificate:  Any definitive, fully registered Certificate.

         Determination Date:  With respect to any Distribution Date, the second Business Day prior to each
Distribution Date.

         Discount Net Mortgage Rate:  Not applicable.

         Due Period:  With respect to each  Distribution  Date, the calendar month in which such  Distribution Date occurs.

         Early Termination Date:  Shall have the meaning set forth in the Swap Agreement.

         Euroclear:  Euroclear Bank, S.A./NA, as operator of The Euroclear System.

         Excess Bankruptcy Loss:  Not applicable.

         Excess Cash Flow:  With respect to any  Distribution  Date,  an amount equal to the sum of (A) the  excess of (i) the  Available  Distribution  Amount  for that  Distribution  Date over  (ii) the  sum of  (a) the  Interest
Distribution  Amount for that  Distribution  Date and (b) the  lesser of (1) the  aggregate  Certificate  Principal
Balance of Class A  Certificates and Class M  Certificates  immediately prior to such Distribution Date and (2) the
Principal  Remittance  Amount for that  Distribution  Date to the extent not applied to pay interest on the Class A
Certificates  and  Class M  Certificates  on such  Distribution  Date and (B) the  Overcollateralization  Reduction
Amount, if any, for that Distribution Date.

         Excess Fraud Loss:  Not applicable.

         Excess  Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a)
the Overcollateralization Amount on such Distribution Date over (b) the Required Overcollateralization Amount.

         Excess Special Hazard Loss:  Not applicable.

         Excess Subordinate Principal Amount:  Not applicable.

         Expense  Fee Rate:  With  respect to any  Mortgage  Loan as of any date of  determination,  the sum of the
Servicing Fee Rate and the rate per annum at which the Subservicing Fee accrues.

         Gross  Margin:  With  respect  to each  Mortgage  Loan,  the fixed  percentage  set  forth in the  related
Mortgage Note and indicated on the Mortgage Loan Schedule  attached  hereto as the "NOTE MARGIN," which  percentage is added to the related Index on each  Adjustment  Date to determine  (subject to rounding in  accordance  with the related  Mortgage  Note,  the Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

         Index:  With respect to any Mortgage Loan and as to any  Adjustment  Date  therefor,  the related index as stated in the related Mortgage Note.

         Initial Subordinate Class Percentage:  Not applicable.

         Interest  Accrual Period:  With respect to the Distribution  Date in February 2007, the period  commencing on the Closing Date and ending on the day immediately  preceding the  Distribution  Date in February 2007, and with respect to any  Distribution  Date after the  Distribution  Date in February  2007,  the period  commencing  on the
Distribution  Date in the month  immediately  preceding the month in which such Distribution Date occurs and ending on the day immediately preceding such Distribution Date.

         Interest  Carryforward  Amount:  With respect to any Class of Class A Certificates or Class M Certificates
and any Distribution  Date, the sum of (a) on any Distribution  Date on which the Pass-Through Rate is equal to the
Available  Funds Rate,  the excess,  if any, of (i) Accrued  Certificate  Interest for such Class  assuming the Net
Rate Cap for such  Distribution  Date was  equal to the Net WAC Cap Rate  over (ii)  Accrued  Certificate  Interest calculated  based on such  Available  Funds Rate and (b) interest on the amount  calculated  pursuant to clause (a)
for any prior  Distribution  Date that  remains  unreimbursed  at the lesser of (x) a per annum rate equal to LIBOR and the related Margin and (y) the related Net WAC Cap Rate for such Distribution Date.

         Interest  Distribution  Amount:  For any Distribution  Date, the aggregate of the amounts payable pursuant to Section 4.02(c)(i).

         Interest Only Certificates:  None.

         Interest  Remittance  Amount:  With  respect  to any  Distribution  Date,  the  portion  of the  Available
Distribution  Amount for such  Distribution  Date attributable to interest received or advanced with respect to the
Mortgage  Loans net of the Expense Fee Rate and net of any Net Swap Payments or Swap  Termination  Payments not due
to a Swap Counterparty Trigger Event.

         LIBOR:  With respect to any Distribution  Date, the arithmetic mean of the London  interbank  offered rate quotations  for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis,  determined in accordance  with
Section 1.02.

         LIBOR  Business  Day:  Any day  other  than  (i) a  Saturday  or  Sunday  or (ii) a day on  which  banking institutions in London, England are required or authorized to by law to be closed.

         LIBOR Certificates:  The Class A Certificates and Class M Certificates.

         LIBOR Rate  Adjustment  Date:  With  respect to each  Distribution  Date,  the second  LIBOR  Business Day immediately preceding the commencement of the related Interest Accrual Period.

         Liquidation Proceeds:  As defined in the Standard Terms but excluding Subsequent Recoveries.

         Margin:  The Class A-1 Margin,  Class A-2 Margin,  Class A-3 Margin,  Class M-1 Margin,  Class M-2 Margin,
Class M-3 Margin, Class M-4 Margin, Class M-5 Margin, Class M-6 Margin and Class M-7 Margin, as applicable.

         Marker  Rate:  With  respect to the Class SB  Certificates  or REMIC III  Regular  Interest  SB-IO and any
Distribution  Date, in relation to the REMIC II Regular  Interests LT1, LT2, LT3 and LT4, a per annum rate equal to two (2)  times the  weighted  average  of the  Uncertificated  REMIC II  Pass-Through  Rates  for REMIC II  Regular
Interest LT2 and REMIC II Regular Interest LT3.

         Maturity Date:  February 25, 2037, the  Distribution  Date in the month of the latest  scheduled  maturity date of any Mortgage Loan.

         Maximum  Mortgage  Rate: As to any Mortgage  Loan,  the per annum rate indicated in Mortgage Loan Schedule hereto attached  hereto as the "NOTE  CEILING,"  which rate is the maximum  interest rate that may be applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

         Maximum Net Mortgage  Rate: As to any Mortgage Loan and any date of  determination,  the Maximum  Mortgage
Rate minus the Expense Fee Rate.

         Mortgage Loan Schedule:  The list or lists of the Mortgage  Loans attached  hereto as Exhibit One ( and as amended from time to time to reflect the  addition of Qualified  Substitute  Mortgage  Loans),  which list or lists shall set forth the following information as to each Mortgage Loan:

         (i)      the Mortgage Loan identifying number ("RFC LOAN #");

         (ii)     the maturity of the Mortgage Note ("MATURITY DATE");

         (iii)    the Mortgage Rate as of origination ("ORIG RATE");

         (iv)     the Mortgage Rate as of the Cut-off Date ("CURR RATE");

         (v)      the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

         (vi)     the  scheduled  monthly  payment of  principal,  if any,  and  interest  as of the  Cut-off  Date
                  ("ORIGINAL P & I" or "CURRENT P & I");

         (vii)    the Cut-off Date Principal Balance ("PRINCIPAL BAL");

         (viii)   the Maximum Mortgage Rate ("NOTE CEILING");

         (ix)     the maximum Net Mortgage Rate ("NET CEILING");

         (x)      the Note Margin ("NOTE MARGIN");

         (xi)     the Note Margin ("NOTE MARGIN");

         (xii)    the Periodic Cap ("PERIODIC DECR" or "PERIODIC INCR");

         (xiii)   the rounding of the semi-annual or annual adjustment to the Mortgage Rate ("NOTE METHOD");

         (xiv)    the Loan-to-Value Ratio at origination ("LTV");

         (xv)     the rate at which the  Subservicing  Fee accrues  ("SUBSERV  FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

         (xvi)    a code "T," "BT" or "CT" under the column "LN  FEATURE,"  indicating  that the  Mortgage  Loan is secured by a second or vacation residence; and

         (xvii)   a code "N" under the  column  "OCCP  CODE,"  indicating  that the  Mortgage  Loan is secured by a non-owner occupied residence.

         Such  schedule  may  consist  of  multiple  reports  that  collectively  set forth all of the  information required.

         Mortgage Rate:  With respect to any Mortgage  Loan, the interest rate borne by the related  Mortgage Note, or any  modification  thereto  other than a Servicing  Modification.  The Mortgage  Rate on each Mortgage Loan will adjust on each  Adjustment  Date to equal the sum  (rounded  to the  nearest  multiple of one eighth of one percent
(0.125%)  or up to the nearest  one-eighth  of one  percent,  which are  indicated  by a "U" on the  Mortgage  Loan
Schedule,  except in the case of the Mortgage  Loans  indicated by an "X" on the Mortgage Loan  Schedule  under the heading  "NOTE  METHOD"),  of the  related  Index plus the Note  Margin,  in each case  subject  to the  applicable
Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

         Net Mortgage  Rate:  With respect to any Mortgage Loan as of any date of  determination,  a per annum rate equal to the Mortgage Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

         Net Rate  Cap:  With  respect  to any  Class of Class A  Certificates  and  Class M  Certificates  and any
Distribution Date, the lesser of (i) the Net WAC Cap Rate and (ii) the Available Funds Rate.

         Net Swap Payment:  With respect to each  Distribution  Date, the net payment  required to be made pursuant to the terms of the Swap Agreement by either the Swap Counterparty or the Supplemental  Interest Trust Trustee,  on
behalf of the  Supplemental  Interest  Trust,  which net payment  shall not take into account any Swap  Termination
Payment.

         Net WAC Cap Rate: With respect to the Offered  Certificates  and any  Distribution  Date, a per annum rate
(which  will not be less than zero)  equal to (i) the  product of  (a)  the  weighted  average of the Net  Mortgage
Rates (or, if  applicable,  the Modified Net Mortgage  Rates) on the Mortgage Loans using the Net Mortgage Rates in effect for the Monthly  Payments due on the Mortgage Loans during the related Due Period,  weighted on the basis of the respective Stated Principal  Balances thereof for such  Distribution  Date, and (b) a fraction the numerator of which is 30 and the  denominator  of which is the actual  number of days in the  related  Interest  Accrual  Period minus (ii) the  product of (a) a fraction,  expressed as a percentage,  the numerator of which is the amount of any
Net Swap  Payments  or Swap  Termination  Payment  not due to a Swap  Counterparty  Trigger  Event owed to the Swap
Counterparty as of such  Distribution  Date and the denominator of which is the aggregate Stated Principal  Balance of the Mortgage  Loans before giving effect to  distributions  of principal to be made on that  Distribution  Date, and (b) a  fraction  expressed as a percentage,  the numerator of which is 360 and the  denominator of which is the actual number of days in the related Interest Accrual Period.

         Note Margin:  With respect to each Mortgage Loan, the fixed  percentage set forth in the related  Mortgage
Note and  indicated  in Exhibit One hereto as the "NOTE  MARGIN,"  which  percentage  is added to the Index on each
Adjustment Date to determine  (subject to rounding in accordance with the related  Mortgage Note, the Periodic Cap, the Maximum  Mortgage  Rate and the Minimum  Mortgage  Rate) the interest  rate to be borne by such  Mortgage  Loan until the next Adjustment Date.

         Notional Amount:  With respect to any Distribution Date and the Class SB Certificates,  100% of the Stated
Principal  Balance of the Mortgage Loans  immediately  prior to such  Distribution  Date. For REMIC purposes,  with respect to the Class SB Certificates or REMIC III Regular  Interest SB-IO,  immediately  prior to any  Distribution
Date, the aggregate of the Uncertificated Principal Balances of the REMIC II Regular Interests.

         Offered Certificates:  The Class A Certificates and the Class M Certificates.

         Optional  Termination  Date:  Any  Distribution  Date on or after  which the  aggregate  Stated  Principal
Balance (after giving effect to distributions to be made on such  Distribution  Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

         Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of (a) the aggregate Stated  Principal  Balance of the Mortgage Loans before giving effect to distributions of principal to be made on such  Distribution Date over (b) the aggregate  Certificate  Principal Balance of the Class A  Certificates
and Class M  Certificates  before taking into account  distributions  of principal to be made on such  Distribution
Date.

         Overcollateralization Floor: An amount equal to the product of 0.50% and the Cut-off Date Balance.

         Overcollateralization  Increase Amount:  With respect to any  Distribution  Date, the lesser of (a) Excess
Cash Flow for that Distribution  Date (to the extent not used to cover the amounts described in clauses  (b)(v) and
(vi) of the  definition  of  Principal  Distribution  Amount as of such  Distribution  Date) and (b) the  excess of
(1) the Required  Overcollateralization Amount for such Distribution Date over (2) the Overcollateralization Amount for such Distribution Date.

         Overcollateralization  Reduction  Amount:  With  respect  to any  Distribution  Date on which  the  Excess
Overcollateralization  Amount  is,  after  taking  into  account  all  other  distributions  to  be  made  on  such
Distribution  Date, greater than zero, the  Overcollateralization  Reduction Amount shall be equal to the lesser of
(i) the Excess  Overcollateralization  Amount prior to that  Distribution  Date and (ii) the  Principal  Remittance
Amount on such Distribution Date.

         Pass-Through  Rate: With respect to each class of Certificates  (other than the Class SB Certificates  and
Class R  Certificates)  and any  Distribution  Date,  the  lesser of (i) a per annum  rate  equal to LIBOR plus the related Margin for such Distribution Date and (ii) the Net Rate Cap for such Distribution Date.

         With respect to the Class SB Certificates or REMIC III Regular Interest SB-IO and any  Distribution  Date,
a rate per annum  equal to the  percentage  equivalent  of a  fraction,  the  numerator  of which is the sum of the amounts  calculated  pursuant to clauses (i) through  (iii) below,  and the  denominator  of which is the aggregate principal  balance of the REMIC II Regular  Interests.  For purposes of calculating the  Pass-Through  Rate for the
Class SB  Certificates  or REMIC III Regular  Interest  SB-IO,  the  numerator is equal to the sum of the following components:

         (i)      the  Uncertificated  Pass-Through  Rate for REMIC II Regular  Interest LT1 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT1;

         (ii)     the  Uncertificated  Pass-Through  Rate for REMIC II Regular  Interest LT2 minus the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT2; and

         (iii)    the  Uncertificated  Pass-Through  Rate for REMIC II Regular  Interest LT4 minus twice the Marker
Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC II Regular Interest LT4.

         Permanent  Regulation S Global Offered  Certificate:  Any one of the Class SB  Certificates  substantially in the form of Exhibit Eleven-B hereto, and, in both cases, more fully described in Section 5.02(g) hereof.

         Prepayment  Assumption:  The  prepayment  assumption  to be used for  determining  the accrual of original issue discount and premium and market discount on the Certificates  for federal income tax purposes,  which assumes a constant prepayment rate of 25% per annum of the then outstanding principal balance of the Mortgage Loans.

         Prepayment  Charge:  With  respect to any Mortgage  Loan,  the charges or  premiums,  if any,  received in connection with a full or partial prepayment of such Mortgage Loan in accordance with the terms thereof.

         Prepayment  Charge  Loan:  Any Mortgage  Loan for which a  Prepayment  Charge may be assessed and to which such Prepayment Charge the Class SB Certificates are entitled, as indicated on the Mortgage Loan Schedule.

         Principal  Distribution  Amount:  With respect to any  Distribution  Date, the lesser of (a) the excess of
(x) Available  Distribution  Amount plus the amounts received by the Supplemental  Interest Trust Trustee under the
Swap Agreement for that Distribution Date over (y) the Interest Distribution Amount and (b) the sum of:

         (i)      the principal  portion of each Monthly  Payment  received or Advanced with respect to the related
Due Period on each Outstanding Mortgage Loan;

         (ii)     the Stated  Principal  Balance of any Mortgage  Loan  repurchased  during the related  Prepayment
Period (or deemed to have been so repurchased in accordance with Section  3.07(b))  pursuant to Section 2.02, 2.03,
2.04 or 4.07  and  the  amount  of any  shortfall  deposited  in the  Custodial  Account  in  connection  with  the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the prior calendar month;

         (iii)    the principal portion of all other  unscheduled  collections,  other than Subsequent  Recoveries, on the Mortgage  Loans  received (or deemed to have been so received)  during the prior  calendar  month or, in the case of Principal  Prepayments  in Full,  during the related  Prepayment  Period,  including,  without  limitation,
Curtailments,  Insurance Proceeds,  Liquidation Proceeds,  REO Proceeds and, except to the extent applied to offset
Deferred Interest,  Principal Prepayments,  to the extent applied by the Master Servicer as recoveries of principal pursuant to Section 3.14;

         (iv)     the  lesser  of  (A) Subsequent  Recoveries  for such  Distribution  Date and  (B) the  principal portion of any Realized  Losses  allocated to any class of Offered  Certificates on a prior  Distribution  Date and remaining unpaid;

         (v)      the lesser of (a) the sum of (x) the Excess Cash Flow for such  Distribution  Date (to the extent not used in clause  (iv)  above on such  Distribution  Date) and (y)  payments  made  under the Swap  Agreement  in respect of Realized Losses to the extent necessary to maintain the Required  Overcollateralization  Amount, and (b)
the principal  portion of any Realized Losses incurred,  or deemed to have been incurred,  on any Mortgage Loans in the calendar month preceding that Distribution Date; and

         (vi)     the lesser of (a) the sum of (i) the Excess Cash Flow for such  Distribution  Date, to the extent not used pursuant to clause (iv) or (v) of this definition on such  Distribution  Date and (ii) payments made under
the  Swap   Agreement  in  respect  of  Realized   Losses  to  the  extent   necessary  to  maintain  the  Required
Overcollateralization  Amount,  and  (b)  the  amount  of  any  Overcollateralization   Increase  Amount  for  such
Distribution Date;

         minus

         (vii)    (A) the amount of any  Overcollateralization  Reduction Amount for such Distribution Date and (B)
the amount of any Capitalization Reimbursement Amount for such Distribution Date.

         Principal Only Certificates:  None.

         Principal  Remittance  Amount:  With respect to any  Distribution  Date, all amounts  described in clauses
(b)(i) through (iii) of the definition of Principal Distribution Amount for that Distribution Date.

         Record  Date:  With  respect to each  Distribution  Date and each Class of Book  Entry  Certificates,  the
Business  Day  immediately   preceding  such   Distribution   Date.  With  respect  to  each  Class  of  Definitive
Certificates,  the close of business on the last  Business Day of the month next  preceding  the month in which the related Distribution Date occurs, except in the case of the first Record Date which shall be the Closing Date.

         Regular Certificates:  The Class A, Class M and Class SB Certificates.

         Relief Act:  The Servicemembers Civil Relief Act, as amended.

         Relief  Act  Shortfalls:  Interest  shortfalls  on the  Mortgage  Loans  resulting  from the Relief Act or similar legislation or regulations.

         REMIC I:  The segregated pool of assets  (exclusive of the Supplemental  Interest Trust Account,  the Swap
Agreement and the SB-AM Swap Agreement), with respect to which a REMIC election is to be made, consisting of:

                  (i)      the Mortgage Loans and the related Mortgage Files;

                  (ii)     all payments  and  collections  in respect of the  Mortgage  Loans due after the Cut-off
Date (other than  Monthly  Payments due in the month of the Cut-off  Date) as shall be on deposit in the  Custodial
Account or in the Certificate Account and identified as belonging to the Trust Fund;

                  (iii)    property  which  secured a Mortgage  Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

                  (iv)     the  hazard  insurance  policies  and  Primary  Insurance  Policies  pertaining  to  the
Mortgage Loans, if any; and

                  (v)      all proceeds of clauses (i) through (iv) above.

         REMIC I Available  Distribution  Amount: The Available  Distribution Amount increased by the amount of any
Net Swap Payment described in clause (b)(z) thereof.

         REMIC I Distribution  Amount: For any Distribution Date, the REMIC I Available  Distribution  Amount shall be distributed to REMIC II in respect of the REMIC I Regular  Interests and the Class R-I  Certificates  thereof in the following amounts and priority:

                  (a)      to REMIC I Regular Interest A-I and REMIC I Regular  Interest I-1-A  through I-59-B, pro rata,  in an amount  equal to (A)  Uncertificated  Accrued  Interest for such REMIC I  Regular  Interests  for such
Distribution  Date,  plus (B) any amounts payable in respect thereof  remaining  unpaid from previous  Distribution
Dates;

                  (b)      to the extent of amounts remaining after the  distributions  made pursuant to clause (a)
above,  payments of principal  shall be  allocated as follows:  first,  to REMIC I  Regular  Interest A-I until the
Uncertificated  Principal  Balance of such REMIC I Regular  Interest  is  reduced  to zero and  second,  to REMIC I
Regular  Interests I-1-A through I-59-B starting with the lowest numerical  denomination  until the  Uncertificated
Principal  Balance of each such REMIC I  Regular  Interest is reduced to zero,  provided that, for REMIC I  Regular
Interests  with the same  numerical  denomination,  such payments of principal  shall be allocated pro rata between such REMIC I Regular Interests; and
                  (c)      any remaining amounts to the Class R-I Certificates.

         REMIC I Interests:  The REMIC I Regular Interests and R-I Certificates.

         REMIC I  Realized  Losses:  All Realized  Losses on the Mortgage Loans shall be allocated  first,  on each
Distribution  Date, to REMIC I Regular  Interest A-I until such REMIC I Regular  Interest has been reduced to zero.
Second,  Realized  Losses shall be allocated to REMIC I Regular  Interest I-1-A through  REMIC I  Regular  Interest
I-59-B,  starting with the lowest  numerical  denomination  until such REMIC I Regular Interest has been reduced to zero,  provided that, for REMIC I  Regular  Interests with the same numerical  denomination,  such Realized  Losses shall be allocated pro rata between such REMIC I Regular Interests.

         REMIC I  Regular  Interest.  Any  of the  separate  non-certificated  beneficial  ownership  interests  in
REMIC I issued  hereunder and designated as a "regular  interest" in REMIC I.  Each REMIC I Regular  Interest shall accrue interest at the related  Uncertificated  REMIC I Pass-Through Rate in effect from time to time, and shall be entitled to distributions of principal,  subject to the terms and conditions  hereof,  in an aggregate amount equal to  its  initial  Uncertificated  Principal  Balance  as  set  forth  in  the  Preliminary  Statement  hereto.  The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

         REMIC I  Regular  Interest A-I: A regular  interest in REMIC I that is held as an asset of REMIC II,  that has an initial  principal balance equal to the related  Uncertificated  Principal  Balance,  that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary  trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

         REMIC II Available  Distribution  Amount:  For any Distribution  Date, the amount distributed from REMIC I to REMIC II on such Distribution Date in respect of the REMIC I Regular Interests.

         REMIC II  Distribution  Amount:  For any Distribution  Date, the REMIC II  Available  Distribution  Amount
shall be distributed  to REMIC III in respect of the REMIC II  Regular  Interests and the  Class R-II  Certificates
thereof in the following amounts and priority:

                   (a)     to REMIC II Regular  Interest  LT-IO, in an amount equal to (i)  Uncertificated  Accrued
Interest for such REMIC II Regular  Interest for such  Distribution  Date, plus (ii) any amounts in respect thereof remaining unpaid from previous Distribution Dates;

                  (b)      to the extent of amounts remaining after the  distributions  made pursuant to clause (a)
above,  to  REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4,  pro  rata,  in an  amount  equal  to (i)  their
Uncertificated  Accrued  Interest for such  Distribution  Date, plus (ii) any amounts in respect thereof  remaining unpaid from previous Distribution Dates; and

                  (c)      to the extent of amounts  remaining  after the  distributions  made  pursuant to clauses
(a) and (b) above:

                                            (i)      to  REMIC II  Regular   Interests  LT2,  LT3  and  LT4,  their
                           respective Principal Distribution Amounts;

                                            (ii)     to  REMIC II  Regular  Interest  LT1 any  remainder  until the
                           Uncertificated Principal Balance thereof is reduced to zero;

                                            (iii)    any  remainder  to REMIC II  Regular  Interests  LT2,  LT3 and
                           LT4,  pro rata  according  to their  respective  Uncertificated  Principal  Balances  as reduced by the distributions  deemed made pursuant to (i) above,  until their respective
                           Uncertificated Principal Balances are reduced to zero; and

                  (d)      to the extent of amounts  remaining  after the  distributions  made  pursuant to clauses
(a) through (c) above:

                                            (i)      first,  to each of the REMIC II  Regular  Interests,  pro rata according  to  the  amount  of  unreimbursed  Realized  Losses  allocable  to  principal previously  allocated to each such REMIC II  Regular  Interest,  the aggregate amount of any  distributions  to the Certificates as reimbursement of such Realized Losses on such
                           Distribution Date pursuant to clause (vii) in Section 4.02(c);  provided,  however, that any  amounts  distributed  pursuant  to this  paragraph  (d)(i)  of this  definition  of
                           "REMIC II  Distribution  Amount"  shall  not  cause a  reduction  in the  Uncertificated
                           Principal Balances of any of the REMIC II Regular Interests; and

                                            (ii)     second, any remaining amount to the Class R-II Certificates.

         REMIC II  Net WAC Rate:  With  respect to any  Distribution  Date,  a per annum rate equal to the weighted average of (x) with respect to REMIC I Regular  Interests  ending with the designation "B," the weighted average of the Uncertificated  REMIC I  Pass-Through  Rates for such REMIC I Regular  Interests,  weighted on the basis of the
Uncertificated  Principal  Balance of such REMIC I  Regular  Interests for each such  Distribution  Date,  (y) with respect to REMIC I Regular  Interest A-I, the  Uncertificated  REMIC I  Pass-Through  Rate for such REMIC I Regular
Interest,  and (z)  with  respect  to  REMIC I  Regular  Interests  ending  with  the  designation  "A,"  for  each
Distribution  Date listed  below,  the weighted  average of the rates  listed  below for each such REMIC I  Regular
Interest listed below,  weighted on the basis of the Uncertificated  Principal Balance of each such REMIC I Regular
Interest for each such Distribution Date:

DISTRIBUTION DATE     REMIC I REGULAR INTEREST                                   RATE

        1          I-1-A through I-59-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        2          I-1-A through I-59-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
        3          I-2-A through I-59-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A                            Uncertificated REMIC I Pass-Through Rate
        4          I-3-A through I-59-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A and I-2-A                  Uncertificated REMIC I Pass-Through Rate
        5          I-4-A through I-59-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-3-A              Uncertificated REMIC I Pass-Through Rate
        6          I-5-A through I-59-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-4-A              Uncertificated REMIC I Pass-Through Rate
        7          I-6-A through I-59-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-5-A              Uncertificated REMIC I Pass-Through Rate
        8          I-7-A through I-59-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-6-A              Uncertificated REMIC I Pass-Through Rate
        9          I-8-A through I-59-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-7-A              Uncertificated REMIC I Pass-Through Rate
       10          I-9-A through I-59-A             2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-8-A              Uncertificated REMIC I Pass-Through Rate
       11          I-10-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-9-A              Uncertificated REMIC I Pass-Through Rate
       12          I-11-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-10-A             Uncertificated REMIC I Pass-Through Rate
       13          I-12-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-11-A             Uncertificated REMIC I Pass-Through Rate
       14          I-13-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-12-A             Uncertificated REMIC I Pass-Through Rate
       15          I-14-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-13-A             Uncertificated REMIC I Pass-Through Rate
       16          I-15-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-14-A             Uncertificated REMIC I Pass-Through Rate
       17          I-16-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-15-A             Uncertificated REMIC I Pass-Through Rate
       18          I-17-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-16-A             Uncertificated REMIC I Pass-Through Rate
       19          I-18-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-17-A             Uncertificated REMIC I Pass-Through Rate
       20          I-19-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-18-A             Uncertificated REMIC I Pass-Through Rate
       21          I-20-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-19-A             Uncertificated REMIC I Pass-Through Rate
       22          I-21-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-20-A             Uncertificated REMIC I Pass-Through Rate
       23          I-22-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-21-A             Uncertificated REMIC I Pass-Through Rate
       24          I-23-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-22-A             Uncertificated REMIC I Pass-Through Rate
       25          I-24-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-23-A             Uncertificated REMIC I Pass-Through Rate
       26          I-25-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-24-A             Uncertificated REMIC I Pass-Through Rate
       27          I-26-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-25-A             Uncertificated REMIC I Pass-Through Rate
       28          I-27-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-26-A             Uncertificated REMIC I Pass-Through Rate
       29          I-28-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-27-A             Uncertificated REMIC I Pass-Through Rate
       30          I-29-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-28-A             Uncertificated REMIC I Pass-Through Rate
       31          I-30-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-29-A             Uncertificated REMIC I Pass-Through Rate
       32          I-31-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-30-A             Uncertificated REMIC I Pass-Through Rate
       33          I-32-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-31-A             Uncertificated REMIC I Pass-Through Rate
       34          I-33-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-32-A             Uncertificated REMIC I Pass-Through Rate
       35          I-34-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-33-A             Uncertificated REMIC I Pass-Through Rate
       36          I-35-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-34-A             Uncertificated REMIC I Pass-Through Rate
       37          I-36-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-35-A             Uncertificated REMIC I Pass-Through Rate
       38          I-37-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-36-A             Uncertificated REMIC I Pass-Through Rate
       39          I-38-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-37-A             Uncertificated REMIC I Pass-Through Rate
       40          I-39-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-38-A             Uncertificated REMIC I Pass-Through Rate
       41          I-40-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-39-A             Uncertificated REMIC I Pass-Through Rate
       42          I-41-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-40-A             Uncertificated REMIC I Pass-Through Rate
       43          I-42-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-41-A             Uncertificated REMIC I Pass-Through Rate
       44          I-43-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-42-A             Uncertificated REMIC I Pass-Through Rate
       45          I-44-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-43-A             Uncertificated REMIC I Pass-Through Rate
       46          I-45-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-44-A             Uncertificated REMIC I Pass-Through Rate
       47          I-46-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-45-A             Uncertificated REMIC I Pass-Through Rate
       48          I-47-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-46-A             Uncertificated REMIC I Pass-Through Rate
       49          I-48-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-47-A             Uncertificated REMIC I Pass-Through Rate
       50          I-49-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-48-A             Uncertificated REMIC I Pass-Through Rate
       51          I-50-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-49-A             Uncertificated REMIC I Pass-Through Rate
       52          I-51-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-50-A             Uncertificated REMIC I Pass-Through Rate
       53          I-52-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-51-A             Uncertificated REMIC I Pass-Through Rate
       54          I-53-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-52-A             Uncertificated REMIC I Pass-Through Rate
       55          I-54-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-53-A             Uncertificated REMIC I Pass-Through Rate
       56          I-55-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-54-A             Uncertificated REMIC I Pass-Through Rate
       57          I-56-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-55-A             Uncertificated REMIC I Pass-Through Rate
       58          I-57-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-56-A             Uncertificated REMIC I Pass-Through Rate
       59          I-58-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-57-A             Uncertificated REMIC I Pass-Through Rate
       60          I-59-A through I-59-A            2 multiplied by Swap LIBOR, subject to a maximum rate of
                                                    Uncertificated REMIC I Pass-Through Rate
                   I-1-A through I-58-A             Uncertificated REMIC I Pass-Through Rate
   Thereafter      I-1-A through I-59-A             Uncertificated REMIC I Pass-Through Rate

         REMIC II  Principal  Reduction  Amounts:  For any  Distribution  Date,  the amounts by which the principal balances  of the  REMIC II  Regular  Interests  LT1,  LT2,  LT3  and  LT4,  respectively  will be  reduced  on such
Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

         For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

         Y1 =     the  principal  balance of the REMIC II  Regular  Interest LT1 after  distributions  on the prior
                  Distribution Date.

         Y2 =     the  principal  balance of the REMIC II  Regular  Interest LT2 after  distributions  on the prior
                  Distribution Date.

         Y3 =     the  principal  balance of the REMIC II  Regular  Interest LT3 after  distributions  on the prior
                  Distribution Date.

         Y4 =     the  principal  balance of the REMIC II  Regular  Interest LT4 after  distributions  on the prior
                  Distribution Date (note:  Y3 = Y4).

         (DELTA)Y1 =       the REMIC II Regular Interest LT1 Principal Reduction Amount.

         (DELTA)Y2 =       the REMIC II Regular Interest LT2 Principal Reduction Amount.

         (DELTA)Y3 =       the REMIC II Regular Interest LT3 Principal Reduction Amount.

         (DELTA)Y4 =       the REMIC II Regular Interest LT4 Principal Reduction Amount.

         P0 =     the  aggregate  principal  balance of REMIC II  Regular  Interests  LT1,  LT2,  LT3 and LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

         P1 =     the aggregate  principal  balance of the REMIC II  Regular  Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

         (DELTA)P =        P0 - P1 = the  aggregate  of the  REMIC II  Regular  Interests  LT1,  LT2,  LT3  and LT4
                  Principal Reduction Amounts.

              =   the  aggregate  of the  principal  portions  of  Realized  Losses  to be  allocated  to,  and the principal  distributions  to be made on, the  Certificates on such  Distribution  Date (including
                  distributions   of  accrued  and  unpaid  interest  on  the  Class SB   Certificates   for  prior
                  Distribution Dates).

         R0 =     the REMIC II Net WAC Rate (stated as a monthly rate) after giving  effect to amounts  distributed and Realized Losses allocated on the prior Distribution Date.

         R1 =     the  REMIC II  Net WAC Rate  (stated  as a monthly  rate)  after  giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

         (alpha) =         (Y2 + Y3)/P0.  The  initial  value of (alpha) on the  Closing  Date for use on the first
                  Distribution Date shall be 0.0001.

         (gamma)0 =        the  lesser of (A) the sum for all  Classes  of  Certificates  other  than the  Class SB
                  Certificates  and the Class IO  Certificates  of the  product for each  Class of  (i) the monthly
                  interest   rate  (as  limited  by  the  REMIC II   Net  WAC  Rate,   if   applicable)   for  such
                  Class applicable  for  distributions to be made on such  Distribution Date and (ii) the aggregate
                  Certificate  Principal Balance for such Class after  distributions and the allocation of Realized
                  Losses on the prior Distribution Date and (B) R0*P0.

         (gamma)1 =        the  lesser of (A) the sum for all  Classes  of  Certificates  other  than the  Class SB
                  Certificates  and  Class IO  Certificates  of the  product  for  each  Class of  (i) the  monthly
                  interest   rate  (as  limited  by  the  REMIC II   Net  WAC  Rate,   if   applicable)   for  such
                  Class applicable  for distributions to be made on the next succeeding  Distribution Date and (ii)
                  the  aggregate  Certificate  Principal  Balance  for  such  Class after   distributions  and  the
                  allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

Then, based on the foregoing definitions:
         (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - Y3 - Y4;
         (DELTA)Y2 = (a/2){(a0R1 - a1R0)/R0R1};
         (DELTA)Y3 = (a(DELTA)P - (DELTA)Y2; and
         (DELTA)Y4 = (DELTA)Y3.
if both (DELTA)Y2 and (DELTA)Y3, as so determined, are non-negative numbers.  Otherwise:
         (1)      If (DELTA)Y2, as so determined, is negative, then
         (DELTA)Y2 = 0
         (DELTA)Y3 = a{a1R0P0 - a0R1P1}/{a1R0};
         (DELTA)Y4 = (DELTA)Y3; and
         (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.
         (2)      If (DELTA)Y3, as so determined, is negative, then
         (DELTA)Y3 = 0;
         (DELTA)Y2 = a{a0R1P1 - a1R0P0}/{2R1R0P1 - a1R0};
         (DELTA)Y4 = (DELTA)Y3; and
         (DELTA)Y1 = (DELTA)P - (DELTA)Y2 - (DELTA)Y3 - (DELTA)Y4.

         REMIC II  Realized  Losses:  Realized  Losses on the  Mortgage  Loans shall be  allocated  to the REMIC II
Regular  Interests as follows.  The interest  portion of Realized  Losses on the Mortgage  Loans,  if any, shall be allocated among REMIC II  Regular  Interests LT1, LT2 and LT4, pro rata according to the amount of interest accrued but unpaid  thereon,  in reduction  thereof.  Any interest  portion of such Realized Losses in excess of the amount allocated  pursuant  to the  preceding  sentence  shall be treated as a principal  portion of  Realized  Losses not attributable  to any specific  Mortgage  Loan and allocated  pursuant to the  succeeding  sentences.  The principal portion of Realized Losses with respect to Mortgage Loans shall be allocated to the REMIC II  Regular  Interests as follows:  first, to REMIC II Regular  Interests LT2, LT3 and LT4, pro-rata  according to their respective  REMIC II
Principal  Reduction  Amounts to the extent thereof in reduction of the  Uncertificated  Principal  Balance of such
REMIC II Regular  Interests and, second,  the remainder,  if any, of such principal portion of such Realized Losses shall be allocated to REMIC II Regular Interest LT1 in reduction of the Uncertificated Principal Balance thereof.

         REMIC II  Regular  Interests:  REMIC II Regular  Interest LT1,  REMIC II  Regular  Interest LT2,  REMIC II
Regular Interest LT3, REMIC II Regular Interest LT4 and REMIC II Regular Interest LT-IO.

         REMIC II  Regular  Interest  LT1: A regular  interest in REMIC II  that is held as an asset of  REMIC III, that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT1 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to the REMIC II Regular Interest LT1 on such Distribution Date.

         REMIC II  Regular  Interest  LT2: A regular  interest in REMIC II  that is held as an asset of  REMIC III, that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT2 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to the REMIC II Regular Interest LT2 on such Distribution Date.

         REMIC II  Regular  Interest  LT3: A regular  interest in REMIC II  that is held as an asset of  REMIC III, that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT3 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to the REMIC II Regular Interest LT3 on such Distribution Date.

         REMIC II  Regular  Interest  LT4: A regular  interest in REMIC II  that is held as an asset of  REMIC III, that has an initial principal balance equal to the related  Uncertificated  Principal Balance,  that bears interest at the related Uncertificated REMIC II Pass-Through Rate, and that has such other terms as are described herein.

         REMIC II Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution  Date, the excess, if any, of the REMIC II Regular Interest LT4 Principal  Reduction Amount for such  Distribution Date over the Realized
Losses allocated to the REMIC II Regular Interest LT4 on such Distribution Date.

         REMIC II  Regular  Interest  LT-IO: A regular  interest in REMIC II that is held as an asset of REMIC III, that has no initial principal  balance,  that bears interest at the related  Uncertificated  REMIC II  Pass-Through
Rate on its Uncertificated Notional Amount, and that has such other terms as are described herein.

         REMIC III: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of the REMIC II Regular Interests.

         REMIC III  Available  Distribution  Amount:  For  any  Distribution  Date,  the  amount  distributed  from
REMIC II to REMIC III on such Distribution Date in respect of the REMIC II Regular Interests.

         REMIC III  Distribution  Amount: For any Distribution Date, the REMIC III  Available  Distribution  Amount
shall be deemed  distributed  to the Class A  Certificates  and Class M  Certificates  in respect of the portion of such  Certificates  representing  ownership of REMIC III  Regular  Interests,  REMIC III Regular  Interests  SB-IO,
SB-PO and IO and the Class R-III Certificates thereof in the following amounts and priority:

         (i)      to REMIC IV in respect of REMIC III  Regular Interest IO, the amount  distributable  with respect to such REMIC III Regular Interest as described in the Preliminary  Statement,  being paid from and in reduction of the REMIC III Available Distribution Amount for such Distribution Date;

         (ii)     to the Class A  Certificateholders,  the  Accrued  Certificate  Interest  payable  on the Class A
Certificates  with respect to such  Distribution  Date, plus any related  amounts  accrued  pursuant to this clause
(ii) but  remaining  unpaid from any prior  Distribution  Date,  being paid from and in reduction of the  REMIC III
Available Distribution Amount for such Distribution Date;

         (iii)    to the  Class M  Certificateholders,  from the  amount,  if any,  of the  Available  Distribution
Amount  remaining  after  the  foregoing  distributions,  Accrued  Certificate  Interest  payable  on the  Class  M
Certificates  with respect to such  Distribution  Date, plus any related  amounts  accrued  pursuant to this clause
(iii) but remaining unpaid from any prior Distribution  Date,  sequentially,  to the Class M-1  Certificateholders,
Class  M-2   Certificateholders,   Class  M-3   Certificateholders,   Class  M-4   Certificateholders,   Class  M-5
Certificateholders,  Class M-6 Certificateholders and Class M-7 Certificateholders,  in that order, being paid from and in reduction of the REMIC III Available Distribution Amount for such Distribution Date;

         (iv)     the Principal  Distribution  Amount shall be distributed as follows,  to be applied to reduce the principal  balance of the REMIC III  Regular  Interest  related to the applicable  Certificates in each case to the extent of the remaining Principal Distribution Amount:

                  (A)      first,  the Class A  Principal  Distribution  Amount  will be  distributed  as  follows:
     concurrently  the Class A Principal  Distribution  Amount to the Class A  Certificates  on a pro rata basis in accordance with their respective  Certificate  Principal  Balances,  until the Certificate  Principal Balances thereof are reduced to zero;

                  (B)      second,  to the  Class M-1  Certificateholders,  the  Class M-1  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-1 Certificates has been reduced to zero;

                  (C)      third,  to  the  Class M-2  Certificateholders,  the  Class M-2  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-2 Certificates has been reduced to zero;

                  (D)      fourth,  to the  Class M-3  Certificateholders,  the  Class M-3  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-3 Certificates has been reduced to zero;

                  (E)      fifth,  to  the  Class M-4  Certificateholders,  the  Class M-4  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-4 Certificates has been reduced to zero;

                  (F)      sixth,  to  the  Class M-5  Certificateholders,  the  Class M-5  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-5 Certificates has been reduced to zero;

                  (G)      seventh,  to the Class M-6  Certificateholders,  the  Class M-6  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-6 Certificates has been reduced to zero;

                  (H)      eighth,  to the Class  M-7  Certificateholders,  the  Class M-7  Principal  Distribution
     Amount, until the Certificate Principal Balance of the Class M-7 Certificates has been reduced to zero; and

         (iv)     to the Class A Certificateholders  and Class M  Certificateholders,  the amount of any Prepayment
Interest  Shortfalls  allocated  thereto  for such  Distribution  Date,  on a pro rata  basis  based on  Prepayment
Interest  Shortfalls  allocated thereto to the extent not offset by Eligible Master Servicing  Compensation on such
Distribution Date;

         (v)      to the Class A Certificateholders  and Class M  Certificateholders,  the amount of any Prepayment
Interest  Shortfalls  previously  allocated  thereto remaining unpaid from prior  Distribution  Dates together with interest  thereon at the  related  Pass  Through  Rate,  on a pro rata basis  based on unpaid  Prepayment  Interest
Shortfalls previously allocated thereto;

         (vi)     to REMIC IV in respect of REMIC III Regular  Interests SB-IO and SB-PO,  (A) from the amount,  if any, of the REMIC III Available  Distribution  Amount remaining after the foregoing  distributions,  the sum of (I)
Accrued Certificate Interest on the Class SB Certificates,  (II) the amount of any Overcollateralization  Reduction
Amount for such Distribution  Date and (III) for any Distribution  Date after the Certificate  Principal Balance of each Class of Class A  Certificates  and Class M Certificates  has been reduced to zero, the  Overcollateralization
Amount and (B) from prepayment  charges on deposit in the Certificate  Account,  any prepayment charges received on the Mortgage Loans during the related Prepayment Period; and

         (vii)    to  the  Class R-III  Certificateholders,  the  balance,  if  any,  of  the  REMIC III  Available
Distribution Amount.

         REMIC III Regular Interest SB-PO: A separate  uncertificated  beneficial  ownership  interest in REMIC III issued  hereunder  and  designated  as a Regular  Interest in  REMIC III,  held as an asset of REMIC IV.  REMIC III
Regular  Interest SB-PO shall have no entitlement to interest,  and shall be entitled to distributions of principal subject to the terms and conditions hereof, in aggregate amount equal to the initial  Overcollateralization  Amount as set forth in the Preliminary Statement hereto.

         REMIC III Regular Interest SB-IO: A separate  uncertificated  beneficial  ownership  interest in REMIC III issued  hereunder  and  designated  as a Regular  Interest in  REMIC III,  held as an asset of REMIC IV.  REMIC III
Regular  Interest SB-IO shall have no entitlement to principal,  and shall be entitled to distributions of interest subject to the terms and conditions  hereof, in aggregate amount equal to the interest  distributable  with respect to the Class SB Certificates pursuant to the terms and conditions hereof.

         REMIC III  Regular  Interest  IO: A separate  uncertificated  beneficial  ownership  interest in REMIC III issued  hereunder  and  designated  as a Regular  Interest in  REMIC III,  held as an asset of REMIC IV.  REMIC III
Regular  Interest IO shall have no entitlement  to principal,  and shall be entitled to  distributions  of interest subject to the terms and conditions  hereof, in aggregate amount equal to the interest  distributable  with respect to REMIC II Regular Interest LT-IO.

         REMIC III Regular  Interests:  REMIC III Regular Interests SB-IO,  SB-PO and IO, together with the Class A
Certificates  and Class M Certificates  exclusive of their  respective  rights to receive the payment of Basis Risk
Shortfalls and other amounts pursuant to the Swap Agreement and the SB-AM Swap Agreement.

         REMIC IV: The  segregated  pool of assets  subject  hereto,  constituting  a portion of the primary  trust created  hereby and to be  administered  hereunder,  with respect to which a separate REMIC election is to be made, consisting of REMIC III Regular Interests SB-IO, SB-PO and IO.

         REMIC IV Available  Distribution  Amount:  For any Distribution  Date, the amounts deemed distributed from
REMIC III to REMIC IV on such  Distribution  Date in respect of REMIC III  Regular  Interests  SB-IO,  SB-PO and IO
pursuant to the definition of REMIC III Distribution Amount.

         REMIC IV  Distribution  Amount:  For any  Distribution  Date, the REMIC IV Available  Distribution  Amount
shall be  deemed  distributed  by REMIC IV to the  holders  of the Class SB  Certificates  on  account  of REMIC IV
Regular Interest SB and to the Supplemental Interest Trust Account on account of REMIC IV Regular Interest IO.

         REMIC IV Regular Interests:  The separate beneficial  ownership interests in REMIC IV issued hereunder and designated as a "regular  interest" in REMIC IV, the ownership of which is evidenced by the Class SB  Certificates.
 The REMIC IV Regular  Interests  shall be entitled to  distributions  of interest  and  principal,  subject to the terms and conditions hereof, as set forth in the Preliminary Statement hereto.

         Required  Overcollateralization  Amount:  With respect to any Distribution  Date (i) prior to the Stepdown
Date, an amount equal to 0.50% of the aggregate  Stated  Principal  Balance of the Mortgage Loans as of the Cut-off
Date; (ii) on or after the Stepdown Date but prior to the  Distribution  Date in February 2013,  provided a Trigger
Event is not in effect,  the greater of (x) 1.25% of the  outstanding  aggregate  Stated  Principal  Balance of the
Mortgage   Loans  after   giving   effect  to   distributions   made  on  that   Distribution   Date  and  (y)  the
Overcollateralization  Floor;  (iii) on or  after  the  Stepdown  Date and on or  after  the  Distribution  Date in
February 2013,  provided a Trigger Event is not in effect,  the greater of (x) 1.00% of the  outstanding  aggregate
Stated  Principal  Balance of the Mortgage  Loans after giving effect to  distributions  made on that  Distribution
Date and (y) the  Overcollateralization  Floor;  and (iv) on or after the  Stepdown  Date if a Trigger  Event is in effect, the Required  Overcollateralization  Amount for the immediately preceding  Distribution Date; provided that the Required  Overcollateralization  Amount may be reduced so long as written  confirmation  is obtained  from each rating  agency that the  reduction  will not reduce the ratings  assigned to the Class A  Certificates  and Class M
Certificates  by that rating agency below the lower of the  then-current  ratings or the ratings  assigned to those certificates as of the closing date by that rating agency.

         Rule 144A:  Rule 144A under the Securities Act of 1933, as in effect from time to time.

         Rule 144A Global  Offered  Certificate:  Any one of the Class SB  Certificates  substantially  in the form annexed to the Standard Terms as Exhibit C-II, as more fully described in Section 5.02(g) hereof.

         SB-AM Swap Agreement:  The interest rate swap agreement between the Supplement  Interest Trust Trustee, on behalf  of the Class A  Certificateholders  and  Class M  Certificateholders,  and the  Supplement  Interest  Trust
Trustee,  on behalf of the Class SB  Certificateholders,  evidenced by the confirmation  attached hereto as Exhibit
Five and incorporated herein by reference.

         Senior Certificate:  Any one of the Class A Certificates.

         Senior  Enhancement  Percentage:  With  respect to any  Distribution  Date,  the  percentage  obtained  by dividing (x) the sum of (i) the aggregate  Certificate  Principal  Balance of the Class M Certificates and (ii) the
Overcollateralization  Amount, in each case prior to the distribution of the Principal  Distribution Amount on such
Distribution  Date, by (y) the  aggregated  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

         Sixty-Plus  Delinquency  Percentage:  With respect to any Distribution Date on or after the Stepdown Date, the arithmetic  average,  for each of the three consecutive  Distribution Dates ending with such Distribution Date, of the fraction,  expressed as a percentage,  equal to (x) the aggregate Stated  Principal  Balance of the Mortgage
Loans  that are 60 or more days  delinquent  in payment of  principal  and  interest  for the  applicable  Due Date preceding that Distribution  Date,  including  Mortgage Loans in foreclosure,  REO Properties and Mortgage Loans in bankruptcy  over (y) the aggregate  Stated  Principal  Balance of all of the Mortgage Loans  immediately  preceding that Distribution Date.

         Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property,  and as of any date of  determination,  (i) the sum of (a) the Cut-off Date Principal  Balance of the Mortgage Loan plus (b) any amount by  which  the  Stated  Principal  Balance  of the  Mortgage  Loan  has  been  increased  pursuant  to a  Servicing
Modification and (c) any amount by which the Stated  Principal  Balance of the Mortgage Loan has been increased for
Deferred  Interest  pursuant to the terms of the related Mortgage Note on or prior to the Distribution  Date, minus
(ii) the sum of (a) the  principal  portion of the Monthly  Payments due with respect to such  Mortgage Loan or REO
Property  during each Due Period  ending with the Due Period  relating to the most recent  Distribution  Date which were  received or with respect to which an Advance was made,  (b) all  Principal  Prepayments  with respect to such
Mortgage Loan or REO Property,  and all Insurance Proceeds,  Liquidation  Proceeds and REO Proceeds,  to the extent applied by the Master  Servicer as  recoveries of principal in accordance  with  Section 3.14  with respect to such
Mortgage  Loan or REO  Property,  in each case which were  distributed  pursuant to  Section 4.02  on any  previous
Distribution  Date,  and  (c) any  Realized  Loss  incurred  with  respect  to  such  Mortgage  Loan  allocated  to
Certificateholders with respect thereto for any previous Distribution Date.

         Stepdown Date: The earlier to occur of (1) the Distribution  Date  immediately  following the Distribution
Date on which the aggregate  Certificate  Principal  Balance of the Class A  Certificates  has been reduced to zero and (2) the later to occur of (x) the  Distribution  Date in February 2010 and (y) the first  Distribution  Date on which the Senior  Enhancement  Percentage  is greater  than or equal to (a) on any  Distribution  Date prior to the
Distribution  Date in February 2013,  13.875% and (b) on any Distribution Date on or after the Distribution Date in
February 2013, 11.100%.

         Subordination  Percentage:  With respect to each class of Class A Certificates  and Class M  Certificates, the respective approximate percentage set forth in the table below:

                                        Class                  Percentage (1)       Percentage (2)
                                          A                       86.125%               88.900%
                                         M-1                      91.375%               93.100%
                                         M-2                      92.750%               94.200%
                                         M-3                      94.000%               95.200%
                                         M-4                      95.375%               96.300%
                                         M-5                      96.625%               97.300%
                                         M-6                      97.500%               98.000%
                                         M-7                      98.750%               99.000%
                           (1)      For any Distribution Date prior to the Distribution Date in February 2013.
                           (2)      For any Distribution Date in February 2013 or thereafter.

         Supplemental  Interest  Trust:  The separate  trust created and  maintained by the  Supplemental  Interest
Trust Trustee  pursuant to Section  4.09(a).  The primary  activities of the  Supplemental  Interest  Trust created pursuant to this Agreement shall be:

                  (i)      entering into and holding the Swap Agreement and the SB-AM Swap Agreement;

                  (ii)     receiving  collections  or making  payments  with respect to the Swap  Agreement and the
         SB-AM Swap Agreement; and

                  (iii)    engaging in other  activities  that are  necessary or  incidental  to  accomplish  these limited  purposes,  which activities  cannot be contrary to the status of the Supplemental  Interest Trust as a qualified special purpose entity under existing accounting literature.

         Supplemental  Interest  Trust Account:  The separate  account  created and maintained  pursuant to Section
4.09(a) hereof,  which shall be entitled "DEUTSCHE BANK TRUST COMPANY AMERICAS,  as trustee,  in trust for the Bear
Stearns Financial Products Inc." and which must be an Eligible Account.

         Supplemental  Interest  Trust  Trustee:   Deutsche  Bank  Trust  Company  Americas,  a  New  York  banking corporation,  not in its individual  capacity,  but solely in its capacity as trustee of the Supplemental  Interest
Trust, and any successor thereto,  and any corporation or national banking association  resulting from or surviving any  consolidation  or merger to which it or its  successors  may be a party and any successor  trustee as may from time to time be serving as successor trustee hereunder.

         Swap  Agreement:  The interest rate swap  agreement  between the Swap  Counterparty  and the  Supplemental
Interest Trust  Trustee,  on behalf of the  Supplemental  Interest  Trust,  which  agreement  provides for Net Swap
Payments  and  Swap  Termination  Payments  to  be  paid,  as  provided  therein,   together  with  any  schedules,
confirmations or other agreements relating thereto, attached hereto as Exhibit Four.

         Swap  Agreement  Event of Default:  Shall have the same  meaning  given the term "Event of Default" in the
Swap Agreement.

         Swap Agreement  Notional  Balance:  As to the Swap Agreement and each Floating Rate Payer Payment Date and
Fixed Rate Payer  Payment  Date (each as defined in the Swap  Agreement)  the amount set forth on Schedule I to the
Swap Agreement for such Floating Rate Payer Payment Date and Fixed Rate Payer Payment Date.

         Swap  Counterparty:  The swap  counterparty  under the Swap  Agreement  either  (a)  entitled  to  receive payments from the  Supplemental  Interest  Trust Trustee from amounts  payable by the  Supplemental  Interest Trust under this Agreement or  (b) required  to make payments to the  Supplemental  Interest Trust Trustee for payment to the Supplemental  Interest Trust, in either case pursuant to the terms of the Swap Agreement,  and any successor in interest or assign.  Initially, the Swap Counterparty shall be Bear Stearns Financial Products Inc.

         Swap  Counterparty  Trigger Event:  With respect to any Distribution  Date,  (i) an Event of Default under the Swap Agreement with respect to which the Swap  Counterparty is a Defaulting  Party,  (ii) a  Termination  Event
(other than  Illegality or Tax Event) under the Swap Agreement with respect to which the Swap  Counterparty  is the sole Affected Party, or (iii) an  additional  termination  event under the Swap Agreement with respect to which the
Swap Counterparty is the sole Affected Party.

         Swap  LIBOR:  LIBOR as  determined  pursuant  to the Swap  Agreement;  provided  that with  respect to the
Distribution  Date in February  2007 and for federal  income tax  purposes  only,  Swap LIBOR shall be deemed to be equal to 5.12%.

         Swap  Termination  Payment:  Upon the occurrence of an Early  Termination  Date, the payment to be made by the  Supplemental  Interest Trust Trustee on behalf of the  Supplemental  Interest  Trust to the Swap  Counterparty
from payments from the  Supplemental  Interest Trust,  or by the Swap  Counterparty  to the  Supplemental  Interest
Trust Trustee for payment to the  Supplemental  Interest  Trust,  as applicable,  pursuant to the terms of the Swap
Agreement.

         Temporary  Regulation S Global Offered  Certificate:  Any one of the Class SB  Certificates  substantially in the form of Exhibit Eleven-C hereto, and, in both cases, more fully described in Section 5.02(g) hereof.

         Trigger  Event: A Trigger Event is in effect with respect to any  Distribution  Date if (a) the Sixty-Plus
Delinquency  Percentage,  as  determined  on that  Distribution  Date,  exceeds  40.00% of the  Senior  Enhancement
Percentage for that  Distribution  Date or (b) the aggregate  amount of Realized  Losses on the Mortgage Loans as a percentage of the initial  aggregate Stated Principal  Balance as of the Cut-off Date exceeds the applicable amount set forth below:

o        February 2009 to January 2010: 0.150% with respect to February 2009, plus      an additional 1/12th of
              0.250% for each month through January 2010.

o        February 2010 to January 2011: 0.400% with respect to February 2010, plus      an additional 1/12th of
              0.300% for each month through January 2011.

o        February 2011 to January 2012: 0.700% with respect to February 2011, plus      an additional 1/12th of
              0.250% for each month through January 2012.

o        February 2012 to January 2013: .950% with respect to February 2012, plus an    additional 1/12th of
              0.400% for each month through January 2013.

o        February 2013 to January 2014: 1.350% with respect to February 2013, plus      an additional 1/12th of
              0.100% for each month January 2014.

o        February 2014 and thereafter: 1.450%.

         2007-QH1 REMIC:  Any of REMIC I, REMIC II, REMIC III or REMIC IV, as the case may be.

         Uncertificated  Accrued  Interest:  With respect to any  Uncertificated  REMIC  Regular  Interests for any
Distribution  Date, one month's  interest at the related  Uncertificated  Pass-Through  Rate for such  Distribution
Date,  accrued  on  the  Uncertificated  Principal  Balance  or  Uncertificated  Notional  Amount,  as  applicable, immediately prior to such Distribution Date.  Uncertificated  Accrued Interest for the Uncertificated REMIC Regular
Interests  shall  accrue on the basis of a 360-day  year  consisting  of twelve  30-day  months.  For  purposes  of calculating the amount of  Uncertificated  Accrued Interest for the REMIC I Regular  Interests for any Distribution
Date, any  Prepayment  Interest  Shortfalls  and Relief Act  Shortfalls (to the extent not covered by  Compensating
Interest)  shall be  allocated  among  REMIC I  Regular  Interests,  pro  rata,  based on,  and to the  extent  of,
Uncertificated  Accrued Interest,  as calculated without application of this sentence.  For purposes of calculating the amount of  Uncertificated  Accrued Interest for the REMIC II Regular  Interests for any Distribution  Date, any
Prepayment  Interest  Shortfalls  and Relief Act Shortfalls  (to the extent not covered by  Compensating  Interest)
shall be allocated among the REMIC II Regular Interests,  pro rata, based on, and to the extent of,  Uncertificated
Accrued  Interest,  as  calculated  without  application  of this  sentence.  Uncertificated  Interest on REMIC III
Regular  Interest  SB-PO shall be zero.  Uncertificated  Accrued  Interest on REMIC III Regular  Interest SB-IO for
each Distribution Date shall equal Accrued Certificate Interest for the Class SB Certificates.

         Uncertificated  Notional Amount:  With respect to the Class SB  Certificates or REMIC III Regular Interest
SB-IO,  immediately prior to any Distribution Date, the aggregate of the  Uncertificated  Principal Balances of the
REMIC II Regular Interests.

         With respect to REMIC II Regular  Interest LT-IO and each  Distribution  Date listed below,  the aggregate
Uncertificated Principal Balance of the REMIC I Regular Interests ending with the designation "A" listed below:

                DISTRIBUTION DATE                               REMIC I REGULAR INTERESTS
                        1                                          I-1-A through I-59-A
                        2                                          I-1-A through I-59-A
                        3                                          I-2-A through I-59-A
                        4                                          I-3-A through I-59-A
                        5                                          I-4-A through I-59-A
                        6                                          I-5-A through I-59-A
                        7                                          I-6-A through I-59-A
                        8                                          I-7-A through I-59-A
                        9                                          I-8-A through I-59-A
                       10                                          I-9-A through I-59-A
                       11                                         I-10-A through I-59-A
                       12                                         I-11-A through I-59-A
                       13                                         I-12-A through I-59-A
                       14                                         I-13-A through I-59-A
                       15                                         I-14-A through I-59-A
                       16                                         I-15-A through I-59-A
                       17                                         I-16-A through I-59-A
                       18                                         I-17-A through I-59-A
                       19                                         I-18-A through I-59-A
                       20                                         I-19-A through I-59-A
                       21                                         I-20-A through I-59-A
                       22                                         I-21-A through I-59-A
                       23                                         I-22-A through I-59-A
                       24                                         I-23-A through I-59-A
                       25                                         I-24-A through I-59-A
                       26                                         I-25-A through I-59-A
                       27                                         I-26-A through I-59-A
                       28                                         I-27-A through I-59-A
                       29                                         I-28-A through I-59-A
                       30                                         I-29-A through I-59-A
                       31                                         I-30-A through I-59-A
                       32                                         I-31-A through I-59-A
                       33                                         I-32-A through I-59-A
                       34                                         I-33-A through I-59-A
                       35                                         I-34-A through I-59-A
                       36                                         I-35-A through I-59-A
                       37                                         I-36-A through I-59-A
                       38                                         I-37-A through I-59-A
                       39                                         I-38-A through I-59-A
                       40                                         I-39-A through I-59-A
                       41                                         I-40-A through I-59-A
                       42                                         I-41-A through I-59-A
                       43                                         I-42-A through I-59-A
                       44                                         I-43-A through I-59-A
                       45                                         I-44-A through I-59-A
                       46                                         I-45-A through I-59-A
                       47                                         I-46-A through I-59-A
                       48                                         I-47-A through I-59-A
                       49                                         I-48-A through I-59-A
                       50                                         I-49-A through I-59-A
                       51                                         I-50-A through I-59-A
                       52                                         I-51-A through I-59-A
                       53                                         I-52-A through I-59-A
                       54                                         I-53-A through I-59-A
                       55                                         I-54-A through I-59-A
                       56                                         I-55-A through I-59-A
                       57                                         I-56-A through I-59-A
                       58                                         I-57-A through I-59-A
                       59                                         I-58-A through I-59-A
                       60                                                 I-59-A
                   thereafter                                             $0.00

         With respect to REMIC III Regular  Interest IO,  immediately  prior to any  Distribution  Date,  an amount equal to the Uncertificated Notional Amount of REMIC II Regular Interest LT-IO.

         Uncertificated  Pass-Through  Rate: The  Uncertificated  REMIC I Pass-Through  Rate or the  Uncertificated
REMIC II Pass-Through Rate, as applicable

         Uncertificated   Principal  Balance:   The  principal  amount  of  any  Uncertificated   Regular  Interest
outstanding as of any date of determination.  The Uncertificated  Principal Balance of each Uncertificated  Regular
Interest shall be reduced first by Realized Losses  allocated  thereto by the definition of REMIC I Realized Losses or  REMIC  II  Realized  Losses,  as  applicable,  and by all  distributions  of  principal  deemed  made  on  such
Uncertificated  Regular  Interest  on  such  Distribution  Date.  The  Uncertificated  Principal  Balance  of  each
Uncertificated  Regular  Interest shall never be less than zero.  With respect to REMIC III Regular  Interest SB-PO the initial amount set forth with respect thereto in the Preliminary  Statement as reduced by distributions  deemed made in respect  thereof  pursuant  to Section  4.02 and  Realized  Losses  allocated  thereto  pursuant to Section
4.05.

         Uncertificated REMIC  Regular  Interests:  The REMIC I Regular  Interests,  the REMIC II Regular Interests
and REMIC III Regular Interests SB-IO, SB-PO and IO.

         Uncertificated  REMIC I Pass-Through  Rate: With respect to each REMIC I Regular  Interest ending with the designation  "A",  a per  annum  rate  equal to the  weighted  average  Net  Mortgage  Rate of the  Mortgage  Loans multiplied by two (2),  subject to a maximum rate of 10.24%.  With respect to each REMIC I Regular  Interest ending with the designation  "B", the greater of (x) a per annum rate equal to the excess,  if any, of (i) 2 multiplied by the weighted  average Net Mortgage Rate of the Mortgage Loans over  (ii) 10.24%  and (y) 0.00000%.  With respect to
REMIC I Regular Interest A-I, the weighted average of the Net Mortgage Rates of the Mortgage Loans.

         Uncertificated  REMIC II  Pass-Through  Rate:  With  respect to any  Distribution  Date and  (i) REMIC  II
Regular  Interests LT1 and LT2, the REMIC II Net WAC Rate, (ii) REMIC II Regular Interest LT3, zero (0.00%),  (iii)
REMIC II Regular  Interest LT4,  twice the REMIC II Net WAC Rate,  and (iv) REMIC II Regular  Interest  LT-IO,  the
excess of (i) the weighted average of the  Uncertificated  REMIC I Pass-Through Rates for REMIC I Regular Interests
ending with the designation "A", over (ii) 2 multiplied by Swap LIBOR.

         Underwriter:  Goldman, Sachs & Co.

SECTION 1.02.     DETERMINATION OF LIBOR.

         LIBOR  applicable to the calculation of the Pass-Through  Rate on the LIBOR  Certificates for any Interest
Accrual Period will be determined as of each LIBOR Rate  Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment  Date is not a Business Day, then on the next  succeeding  Business Day, LIBOR shall be  established  by the Trustee and, as to any Interest  Accrual  Period,  will equal the rate for one month United
States dollar  deposits that appears on the Dow Jones Telerate  Screen Page 3750 as of 11:00 a.m.,  London time, on such LIBOR Rate Adjustment  Date.  "Dow Jones Telerate Screen Page 3750" means the display  designated as page 3750 on the  Telerate  Service  (or such  other  page as may  replace  page  3750 on that  service  for the  purpose  of displaying  London  interbank  offered  rates of major  banks).  If such rate does not appear on such page (or such other page as may replace that page on that  service,  or if such service is no longer  offered,  LIBOR shall be so established  by use of such other  service  for  displaying  LIBOR or  comparable  rates as may be  selected by the
Trustee after  consultation  with the Master  Servicer),  the rate will be the Reference  Bank Rate. The "Reference
Bank Rate" will be  determined  on the basis of the rates at which  deposits  in U.S.  Dollars  are  offered by the reference  banks (which  shall be any three major banks that are engaged in  transactions  in the London  interbank market,  selected by the Trustee after  consultation  with the Master  Servicer) as of 11:00 a.m.,  London time, on the LIBOR Rate Adjustment Date to prime banks in the London  interbank  market for a period of one month in amounts approximately  equal to the aggregate  Certificate  Principal  Balance of the LIBOR  Certificates then outstanding.
The Trustee will request the principal  London office of each of the reference  banks to provide a quotation of its rate.  If at least two such  quotations  are  provided,  the rate  will be the  arithmetic  mean of the  quotations rounded up to the next  multiple of 1/16%.  If on such date fewer than two  quotations  are provided as  requested, the rate will be the arithmetic  mean of the rates quoted by one or more major banks in New York City,  selected by the Trustee after  consultation  with the Master  Servicer,  as of 11:00 a.m., New York City time, on such date for loans in U.S.  Dollars to leading  European banks for a period of one month in amounts  approximately  equal to the aggregate  Certificate  Principal Balance of the LIBOR Certificates then outstanding.  If no such quotations can be obtained,  the rate will be LIBOR for the prior  Distribution  Date;  provided  however,  if, under the  priorities described above,  LIBOR for a Distribution Date would be based on LIBOR for the previous  Distribution Date for the third consecutive  Distribution  Date, the Trustee,  after  consultation with the Master Servicer,  shall select an alternative  comparable index (over which the Trustee has no control),  used for determining  one-month  Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

         The  establishment  of LIBOR by the Trustee and the Master  Servicer on any LIBOR Rate Adjustment Date and
the Master  Servicer's  subsequent  calculation of the Pass-Through  Rate applicable to the LIBOR  Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

         Promptly  following each LIBOR Rate  Adjustment Date the Trustee shall supply the Master Servicer with the
results  of  its   determination   of  LIBOR  on  such  date.   Furthermore,   the  Trustee   will  supply  to  any
Certificateholder  so  requesting  by  telephone  by calling  (800)  735-7777  the  Pass-Through  Rate on the LIBOR
Certificates for the current and the immediately preceding Interest Accrual Period.

         Notwithstanding  the foregoing,  for the purpose of determining the amount of any payment to be made under the Swap Agreement, LIBOR will be calculated as provided in the Swap Agreement.

SECTION 1.03.     USE OF WORDS AND PHRASES.

         "Herein,"  "hereby,"  "hereunder,"  "hereof,"  "hereinbefore,"  "hereinafter"  and other  equivalent words refer to the  Pooling  and  Servicing  Agreement  as a whole.  All  references  herein  to  Articles,  Sections  or
Subsections  shall  mean the  corresponding  Articles,  Sections  and  Subsections  in the  Pooling  and  Servicing
Agreement.  The definitions set forth herein include both the singular and the plural.

ARTICLE II

                                           CONVEYANCE OF MORTGAGE LOANS;
                                         ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01.     CONVEYANCE OF MORTGAGE LOANS.  (See Section 2.01 of the Standard Terms.)

SECTION 2.02.     ACCEPTANCE BY TRUSTEE.  (See Section 2.02 of the Standard Terms.)

SECTION 2.03.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER AND THE COMPANY.

(A)      For  representations,  warranties  and  covenants  of the  Master  Servicer,  see  Section  2.03(a) of the
Standard Terms.

(B)      The Company hereby  represents and warrants to the Trustee for the benefit of  Certificateholders  that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(I)      No Mortgage  Loan is 30 or more days  Delinquent  in payment of  principal  and interest as of the Cut-off
                  Date and no Mortgage Loan has been so Delinquent  more than once in the 12-month  period prior to the Cut-off Date;

(II)     The  information  set forth in Exhibit  One hereto  with  respect to each  Mortgage  Loan or the  Mortgage
                  Loans,  as the case may be, is true and  correct in all  material  respects  at the date or dates respecting which such information is furnished;

(III)    The  Mortgage  Loans are  payment-option  adjustable-rate  mortgage  loans  with a  negative  amortization feature with Monthly  Payments  due,  with  respect to a majority of the Mortgage  Loans,  on the first day of each month and terms to maturity at  origination  or  modification  of not more than
                  30 years;

(IV)     To the best of the Company's  knowledge,  except with respect to two Mortgage Loans,  representing no more than 3.1% of the aggregate  Stated  Principal  Balance of the Mortgage  Loans, if a Mortgage Loan
                  is secured by a Mortgaged  Property with a  Loan-to-Value  Ratio at origination in excess of 80%, such  Mortgage  Loan is the subject of a Primary  Insurance  Policy that insures (a) at least 35%
                  of the Stated Principal  Balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is between 100.00% and 95.01%,  (b) at least 30% of the Stated Principal  Balance of the Mortgage
                  Loan at origination  if the  Loan-to-Value  Ratio is between 95.00% and 90.01%,  (c) at least 25%
                  of such balance if the  Loan-to-Value  Ratio is between 90.00% and 85.01% and (d) at least 12% of such  balance  if the  Loan-to-Value  Ratio is  between  85.00%  and  80.01%.  To the best of the
                  Company's  knowledge,  each such  Primary  Insurance  Policy is in full  force and effect and the
                  Trustee is entitled to the benefits thereunder;

(V)      The issuers of the Primary Insurance Policies are insurance  companies whose  claims-paying  abilities are currently acceptable to each Rating Agency;

(VI)     No more than 1.2% of the Mortgage Loans by aggregate Stated  Principal  Balance as of the Cut-off Date are
                  secured  by  Mortgaged  Properties  located in any one zip code area in  California,  and no more than 0.4% of the Mortgage  Loans by  aggregate  Stated  Principal  Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(VII)    The  improvements  upon the  Mortgaged  Properties  are insured  against loss by fire and other hazards as required by the Program  Guide,  including  flood  insurance if required under the National Flood
                  Insurance  Act of 1968,  as amended.  The  Mortgage  requires  the  Mortgagor  to  maintain  such casualty  insurance  at  the  Mortgagor's  expense,  and  on the  Mortgagor's  failure  to do so, authorizes  the holder of the Mortgage to obtain and maintain such  insurance at the  Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(VIII)   Immediately  prior to the assignment of the Mortgage Loans to the Trustee,  the Company had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any pledge,  lien,  encumbrance or  security  interest  (other  than  rights to  servicing  and  related  compensation)  and such assignment  validly  transfers  ownership of the Mortgage  Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(IX)     No more than 89.30% of the Mortgage  Loans by aggregate  Stated  Principal  Balance as of the Cut-off Date were underwritten  under a reduced loan documentation  program,  none of the Mortgage Loans as of the Cut-off Date were  underwritten  under a no-stated  income program,  and none of the Mortgage
                  Loans as of the Cut-off Date were underwritten under a no income/no asset program;

(X)      Except with respect to no more than 8.87% of the Mortgage Loans by aggregate Stated  Principal  Balance as of the Cut-off  Date,  the  Mortgagor  represented  in its loan  application  with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(XI)     None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(XII)    Each Mortgage Loan constitutes a qualified  mortgage under Section  860G(a)(3)(A) of the Code and Treasury
                  Regulation  Section  1.860G-2(a)(1),  (2),  (4),  (5),  (6), (7) and (9) without  reliance on the
                  provisions  of  Treasury  Regulation  Section   1.860G-2(a)(3)  or  Treasury  Regulation  Section
                  1.860G-2(f)(2)  or any other  provision  that  would  allow a  Mortgage  Loan to be  treated as a
                  "qualified   mortgage"   notwithstanding   its  failure  to  meet  the  requirements  of  Section
                  860G(a)(3)(A) of the Code and Treasury  Regulation  Section  1.860G-2(a)(1),  (2), (4), (5), (6),
                  (7) and (9);

(XIII)   A policy of title  insurance  was  effective  as of the  closing  of each  Mortgage  Loan and is valid and binding and  remains in full force and effect,  unless the  Mortgaged  Properties  are located in the State of Iowa and an  attorney's  certificate  has been  provided as described in the Program
                  Guide;

(XIV)    No Mortgage Loan is a Cooperative Loan;

(XV)     With respect to each Mortgage Loan originated  under a "streamlined"  Mortgage Loan program (through which no new or updated  appraisals  of  Mortgaged  Properties  are  obtained  in  connection  with the refinancing  thereof),  the  related  Seller  has  represented  that  either (a) the value of the related  Mortgaged  Property as of the date the Mortgage  Loan was  originated  was not less than the appraised  value of such property at the time of origination of the refinanced  Mortgage Loan or (b) the  Loan-to-Value  Ratio  of the  Mortgage  Loan as of the  date  of  origination  of the
                  Mortgage Loan generally meets the Company's underwriting guidelines;

(XVI)    Interest on each Mortgage  Loan is  calculated on the basis of a 360-day year  consisting of twelve 30-day months;

(XVII)   None of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

(XVIII)  None of the Mortgage Loans have been made to International Borrowers;

(XIX)    No Mortgage Loan provides for payments  that are subject to reduction by  withholding  taxes levied by any foreign (non-United States) sovereign government; and

(XX)     None of the Mortgage  Loans are  Additional  Collateral  Loans and none of the Mortgage  Loans are Pledged
                  Asset Loans.

It is  understood  and agreed that the  representations  and  warranties  set forth in this Section  2.03(b)  shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon  discovery by any of the Company,  the Master  Servicer,  the Trustee or any Custodian of a breach of any of the  representations  and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the  Certificateholders  in any Mortgage Loan, the party discovering such breach shall give prompt written  notice to the other parties (any  Custodian  being so obligated  under a Custodial  Agreement);  provided, however,  that in the event of a breach of the representation and warranty set forth in Section  2.03(b)(xii),  the party  discovering  such  breach  shall  give such  notice  within  five days of  discovery.  Within 90 days of its discovery  or its  receipt of notice of breach,  the  Company  shall  either (i) cure such  breach in all  material respects  or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the  Purchase  Price and in the manner set forth in Section  2.02;  provided  that the Company  shall have the option to  substitute  a  Qualified  Substitute
Mortgage Loan or Loans for such Mortgage Loan if such  substitution  occurs within two years  following the Closing
Date;  provided  that if the  omission  or defect  would  cause the  Mortgage  Loan to be other  than a  "qualified mortgage" as defined in Section  860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered.  Any such  substitution  shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for  substitutions by Residential  Funding.  It is understood and agreed that the  obligation  of the Company to cure such breach or to so purchase or  substitute  for any Mortgage Loan as to which such a breach has occurred and is  continuing  shall  constitute  the sole remedy  respecting  such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

SECTION 2.04.     REPRESENTATIONS  AND  WARRANTIES  OF  RESIDENTIAL  FUNDING.  (See  section  2.04 of the  Standard
Terms.)

SECTION 2.05.     EXECUTION AND AUTHENTICATION OF  CERTIFICATES/ISSUANCE  OF CERTIFICATES  EVIDENCING INTERESTS IN
REMICS.

         The Trustee  acknowledges  the  assignment  to it of the  Mortgage  Loans and the delivery of the Mortgage
Files to it, or any Custodian on its behalf,  subject to any exceptions  noted,  together with the assignment to it of all  other  assets  included  in the  Trust  Fund  and/or  the  applicable  REMIC,  receipt  of which is  hereby acknowledged.  Concurrently  with such  delivery and in exchange  therefor,  the  Trustee,  pursuant to the written request of the Company  executed by an officer of the  Company,  has executed  and caused to be  authenticated  and delivered  to or upon the order of the  Company  the Class R-I  Certificates  in  authorized  denominations  which, together  with the REMIC I Regular  Interests,  evidence  the  beneficial  interest  in REMIC I, and the Class R-II
Certificates  in  authorized  denominations  which,  together  with the REMIC II Regular  Interests,  evidence  the beneficial interest in REMIC II.

SECTION 2.06.     CONVEYANCE OF UNCERTIFICATED REMIC REGULAR INTERESTS; ACCEPTANCE BY THE TRUSTEE.

         The Company,  as of the Closing  Date,  and  concurrently  with the execution  and delivery  hereof,  does hereby  assign  without  recourse  all the right,  title and  interest of the Company in and to the  Uncertificated
REMIC  Regular  Interests to the Trustee for the benefit of the Holders of each Class of  Certificates  (other than the Class R-I  Certificates  and Class  R-II  Certificates,  and with  respect to the REMIC III  Regular  Interests
SB-IO, SB-PO and IO, the Class R-III  Certificates).  The Trustee  acknowledges receipt of the Uncertificated REMIC
Regular  Interests  and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future  Holders of each Class of  Certificates  (other  than the Class R-I  Certificates  and Class
R-II  Certificates,  and with  respect to the REMIC III  Regular  Interests  SB-IO,  SB-PO and IO, the Class  R-III
Certificates).  The  rights  of the  Holders  of each  Class of  Certificates  (other  than the  Class R-I and R-II
Certificates)  to  receive  distributions  from  the  proceeds  of  REMIC  III  and the  Holders  of the  Class  SB
Certificates  and the Class R-X Certificates to receive  distributions  from the proceeds of REMIC IV in respect of such Classes,  and all ownership  interests of the Holders of such Classes in such  distributions,  shall be as set forth in this Agreement.

SECTION 2.07.     ISSUANCE OF CERTIFICATES EVIDENCING INTEREST IN REMIC III AND REMIC IV.

         The Trustee  acknowledges  the  assignment  to it of the  Uncertificated  REMIC  Regular  Interests,  and,
concurrently  therewith and in exchange  therefor,  pursuant to the written  request of the Company  executed by an officer of the  Company,  the Trustee has  executed  and caused to be  authenticated  and  delivered to or upon the order of the  Company,  (i) all  Classes of  Certificates  (other than the Class R-I  Certificates,  the Class R-II
Certificates  and Class SB Certificates) in authorized  denominations,  which,  together with the REMIC III Regular
Interests  SB-IO,  SB-PO and IO,  evidence  the  beneficial  interests  in the entire  REMIC III,  and the Class SB
Certificates and Class R-X Certificates which evidence the beneficial interests in the entire REMIC IV.

SECTION 2.08.     PURPOSES AND POWERS OF THE TRUST.  (See Section 2.08 of the Standard Terms.)

SECTION 2.09.     AGREEMENT REGARDING ABILITY TO DISCLOSE.

         The Company,  the Master  Servicer and the Trustee  hereby  agree,  notwithstanding  any other  express or
implied  agreement  to  the  contrary,   that  any  and  all  Persons,  and  any  of  their  respective  employees, representatives,  and other agents may disclose,  immediately  upon  commencement  of  discussions,  to any and all
Persons,  without  limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind  (including  opinions or other tax  analyses)  that are  provided  to any of them  relating to such tax treatment and tax structure.  For purposes of this  paragraph,  the terms "tax  treatment" and "tax  structure" are defined under Treasury Regulationss.1.6011-4(c).

ARTICLE III

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

SECTION 3.01.     MASTER SERVICER TO ACT AS SERVICER.  (See Section 3.01 of the Standard Terms.)

SECTION 3.02.     SUBSERVICING  AGREEMENTS BETWEEN MASTER SERVICER AND SUBSERVICERS;  ENFORCEMENT OF SUBSERVICERS'
AND SELLERS' OBLIGATIONS.  (See Section 3.02 of the Standard Terms.)

SECTION 3.03.     SUCCESSOR SUBSERVICERS.  (See Section 3.03 of the Standard Terms.)

SECTION 3.04.     LIABILITY OF THE MASTER SERVICER.  (See Section 3.04 of the Standard Terms.)

SECTION 3.05.     NO  CONTRACTUAL  RELATIONSHIP  BETWEEN  SUBSERVICER  AND  TRUSTEE  OR  CERTIFICATEHOLDERS.   (See
Section 3.05 of the Standard Terms)

SECTION 3.06.     ASSUMPTION  OR  TERMINATION  OF  SUBSERVICING  AGREEMENTS  BY TRUSTEE.  (See  Section 3.06 of the
Standard Terms)

SECTION 3.07.     COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; DEPOSIT TO CUSTODIAL ACCOUNT.

(A)      (See Section 3.07(a) of the Standard Terms.)

(B)      The Master  Servicer shall  establish and maintain a Custodial  Account in which the Master Servicer shall deposit  or cause to be  deposited  on a daily  basis,  except  as  otherwise  specifically  provided  herein,  the following  payments and  collections  remitted by  Subservicers  or received by it in respect of the Mortgage Loans subsequent  to the Cut-off  Date (other than in respect of principal  and interest on the Mortgage  Loans due on or before the Cut-off Date):

(I)      All payments on account of principal,  including Principal  Prepayments made by Mortgagors on the Mortgage
                  Loans and the principal  component of any Subservicer  Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(II)     All  payments  on account of interest at the  Adjusted  Mortgage  Rate on the  Mortgage  Loans,  including
                  Buydown  Funds,  if any, and the  interest  component  of any  Subservicer  Advance or of any REO
                  Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(III)    Insurance  Proceeds,  Subsequent  Recoveries and Liquidation  Proceeds (net of any related expenses of the
                  Subservicer);

(IV)     All proceeds of any Mortgage  Loans  purchased  pursuant to Section 2.02,  2.03,  2.04 or 4.07  (including amounts  received from  Residential  Funding  pursuant to the last  paragraph of Section 4 of the
                  Assignment  Agreement  in respect of any  liability,  penalty or  expense  that  resulted  from a breach of the Compliance  With Laws  Representation  and all amounts  required to be deposited in connection  with the  substitution  of a Qualified  Substitute  Mortgage Loan pursuant to Section
                  2.03 or 2.04;

(V)      Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(VI)     All amounts  transferred from the Certificate  Account to the Custodial Account in accordance with Section
                  4.02(a);

(VII)    Any amounts  realized by the  Subservicer and received by the Master Servicer in respect of any Additional
                  Collateral;

(VIII)   Any amounts received by the Master Servicer in respect of Pledged Assets; and

(IX)     Any amounts  received by the Master Servicer in connection  with any Prepayment  Charges on the Prepayment
                  Charge Loans.

         The foregoing  requirements for deposit in the Custodial  Account shall be exclusive,  it being understood and agreed that,  without  limiting the generality of the  foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting  of payments in respect of principal and interest on the Mortgage  Loans due on or before the Cut-off Date) and payments or  collections in the nature of late payment  charges or assumption  fees may but need not be  deposited  by the  Master  Servicer  in the  Custodial  Account.  In the event any  amount not required to be deposited in the  Custodial  Account is so deposited,  the Master  Servicer may at any time withdraw such amount from the  Custodial  Account,  any  provision  herein to the contrary  notwithstanding.  The  Custodial
Account may contain  funds that belong to one or more trust funds  created for mortgage  pass-through  certificates of other  series and may  contain  other  funds  respecting  payments on  Mortgage  Loans  belonging  to the Master
Servicer or  serviced or master  serviced by it on behalf of others.  Notwithstanding  such  commingling  of funds, the Master Servicer shall keep records that accurately  reflect the funds on deposit in the Custodial  Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds,  Liquidation  Proceeds,  REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections  2.02,  2.03,  2.04 and 4.07 received in any calendar  month,  the Master
Servicer  may elect to treat such amounts as included in the  Available  Distribution  Amount for the  Distribution
Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be deemed to have been  received (and any related  Realized Loss shall be deemed to have  occurred) on the last day of the month prior to the receipt thereof.

(C)      (See Section 3.07(c) of the Standard Terms.)

(D)      (See Section 3.07(d) of the Standard Terms.)

(E)      Notwithstanding  Section  3.07(a),  The Master Servicer shall not waive (or permit a Subservicer to waive)
any Prepayment Charge unless:  (i) the  enforceability  thereof shall have been limited by bankruptcy,  insolvency, moratorium,  receivership  and other similar laws relating to creditors'  rights  generally,  (ii) the  enforcement thereof is illegal,  or any local,  state or federal agency has threatened  legal action if the prepayment  penalty is enforced,  (iii) the  collectability  thereof shall have been limited due to  acceleration  in connection with a foreclosure  or other  involuntary  payment or (iv) such waiver is standard  and  customary  in  servicing  similar
Mortgage Loans and relates to a default or a reasonably  foreseeable  default and would, in the reasonable judgment of the Master  Servicer,  maximize  recovery of total  proceeds  taking into  account the value of such  Prepayment
Charge  and the  related  Mortgage  Loan.  In no event  will the  Master  Servicer  waive a  Prepayment  Charge  in connection  with a  refinancing  of a Mortgage  Loan that is not related to a default or a  reasonably  foreseeable default.  If a  Prepayment  Charge is waived,  but does not meet the  standards  described  above,  then the Master
Servicer is required  to deposit  into the  Custodial  Account the amount of such waived  Prepayment  Charge at the time that the  amount  prepaid  on the  related  Mortgage  Loan is  required  to be  deposited  into the  Custodial
Account.  Notwithstanding  any other  provisions of this  Agreement,  any payments  made by the Master  Servicer in respect of any waived  Prepayment  Charges pursuant to this Section shall be deemed to be paid outside of the Trust
Fund and not part of any REMIC.

SECTION 3.08.     SUBSERVICING ACCOUNTS; SERVICING ACCOUNTS.  (See Section 3.08 of the Standard Terms.)

SECTION 3.09.     ACCESS TO CERTAIN  DOCUMENTATION  AND  INFORMATION  REGARDING  THE MORTGAGE  LOANS.  (See Section
3.09 of the Standard Terms.)

SECTION 3.10.     PERMITTED WITHDRAWALS FROM THE CUSTODIAL ACCOUNT.  (See Section 3.10 of the Standard Terms.)

SECTION 3.11.     MAINTENANCE  OF THE PRIMARY  INSURANCE  POLICIES;  COLLECTIONS  THEREUNDER.  (See Section 3.11 of
the Standard Terms.)

SECTION 3.12.     MAINTENANCE  OF FIRE  INSURANCE  AND OMISSIONS  AND FIDELITY  COVERAGE.  (See Section 3.12 of the
Standard Terms.)

SECTION 3.13.     ENFORCEMENT  OF  DUE-ON-SALE   CLAUSES;   ASSUMPTION  AND  MODIFICATION   AGREEMENTS;   CERTAIN
Assignments.  (See Section 3.13 of the Standard Terms)

SECTION 3.14.     REALIZATION UPON DEFAULTED MORTGAGE LOANS.  (See Section 3.14 of the Standard Terms.)

SECTION 3.15.     TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES.  (See Section 3.15 of the Standard Terms.)

SECTION 3.16.     SERVICING AND OTHER COMPENSATION; COMPENSATING INTEREST.

(A)      (See Section 3.16(a) of the Standard Terms.)

(B)      Additional  servicing  compensation  in the form of  assumption  fees,  late payment  charges,  investment income on amounts in the Custodial  Account or the Certificate  Account or otherwise (but not including  Prepayment
Charges) shall be retained by the Master  Servicer or the  Subservicer to the extent  provided  herein,  subject to clause (e) below.  Prepayment  charges shall be deposited  into the  Certificate  Account and shall be paid on each
Distribution Date to the Holders of the Class SB Certificates.

(C)      (See Section 3.16(c) of the Standard Terms.)

(D)      (See Section 3.16(d) of the Standard Terms.)

(E)      (See Section 3.16(e) of the Standard Terms.)

SECTION 3.17.     REPORTS TO THE TRUSTEE AND THE COMPANY.  (See Section 3.17 of the Standard Terms.)

SECTION 3.18.     ANNUAL STATEMENT AS TO COMPLIANCE.  (See Section 3.18 of the Standard Terms.)

SECTION 3.19.     ANNUAL  INDEPENDENT  PUBLIC  ACCOUNTANTS'  SERVICING  REPORT.  (See  Section 3.19 of the Standard
Terms.)

SECTION 3.20.     RIGHTS OF THE  COMPANY IN  RESPECT OF THE MASTER  SERVICER.  (See  Section  3.20 of the  Standard
Terms.)

SECTION 3.21.     ADMINISTRATION OF BUYDOWN FUNDS.  (See Section 3.21 of the Standard Terms.)

SECTION 3.22.     ADVANCE FACILITY.  (See Section 3.22 of the Standard Terms.)

ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.     CERTIFICATE ACCOUNT.  (See Section 4.01 of the Standard Terms.)

(A)      The Master Servicer on behalf of the Trustee shall  establish and maintain a Certificate  Account in which the Master  Servicer  shall cause to be  deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date by wire transfer of immediately  available funds an amount equal to the sum of (i) any Advance for the immediately  succeeding  Distribution  Date, (ii) any amount required to be deposited in the Certificate  Account pursuant to Section 3.12(a),  (iii) any amount required to be deposited in the Certificate
Account  pursuant to Section  3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and  (v) all  other  amounts  constituting  the  Available  Distribution  Amount  for  the  immediately  succeeding
Distribution Date.

                  On or prior to the Business Day immediately following each Determination Date, the Master
Servicer shall determine any amounts owed by the Swap Counterparty under the Swap Agreement and inform the
Supplemental Interest Trust Trustee in writing of the amount so calculated.

(B)      (See Section 4.01 of the Standard Terms.)

SECTION 4.02.     DISTRIBUTIONS.

(A)      On each  Distribution  Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate and distribute the Available  Distribution  Amount to the extent on deposit in the Certificate Account for such date to the interests issued in respect of REMIC I, REMIC II, REMIC III and REMIC IV, as specified in this Section.

(B)      (1)               On each  Distribution  Date,  the REMIC I  Distribution  Amount shall be  distributed by
REMIC I to REMIC II on account of the REMIC I Regular  Interests in the amounts and with the  priorities  set forth in the definition thereof.

                           (2)      On  each  Distribution  Date,  the  REMIC  II  Distribution   Amount  shall  be
distributed  by REMIC II to REMIC III on account  of the REMIC II Regular  Interests  in the  amounts  and with the priorities set forth in the definition thereof.

                           (3)      On each  Distribution  Date, the REMIC III Distribution  Amount shall be deemed to have been distributed by REMIC III to the  Certificateholders  (other than the Class SB  Certificateholders)  on account of the REMIC III  Regular  Interests  represented  thereby  and to REMIC IV on account of REMIC III Regular
Interests SB-IO, SB-PO and IO in the amounts and with the priorities set forth in the definition thereof.

                           (4)      On each  Distribution  Date, the REMIC IV  Distribution  Amount shall be deemed to have been  distributed  by REMIC IV to the  Class SB  Certificateholders  on  account  of the  REMIC IV  Regular
Interests as set forth in the definition thereof.

                           (5)      On each  Distribution  Date, the amount, if any, deemed received by the holders of the Class SB  Certificates  in respect of REMIC IV Regular  Interest IO and under the SB-AM Swap Agreement shall be deemed to have been paid on behalf of the Class SB  Certificates  by the  Trustee  pursuant  to Section  4.09 in respect of the Net Swap Payment owed to the Swap  Counterparty.  On each  Distribution  Date,  the amount,  if any, received by the Trustee from the Swap  Counterparty  in respect of the Swap Agreement  shall be deemed to have been received by the Supplemental  Interest Trust Trustee on behalf of the Class SB  Certificates.  On each Distribution
Date,  amounts paid to the Class A Certificates and Class M Certificates  pursuant to Section 4.02(c)(v) in respect of Basis Risk Shortfall shall be deemed to have been paid by the Class SB  Certificateholder  pursuant to the SB-AM
Swap Agreement.

                            (6)     Notwithstanding   the   distributions   described  in  this  Section   4.02(b),
distribution of funds from the Certificate Account shall be made only in accordance with Section 4.02(c).

(C)      On each  Distribution  Date (x) the Master  Servicer  on behalf of the  Trustee  or (y) the  Paying  Agent appointed by the Trustee and the Supplemental  Interest Trust Trustee,  shall distribute to each  Certificateholder of record on the next  preceding  Record  Date  (other  than as  provided  in Section  9.01 of the  Standard  Terms respecting the final  distribution)  either in immediately  available  funds (by wire transfer or otherwise) to the account of such  Certificateholder  at a bank or other  entity  having  appropriate  facilities  therefor,  if such
Certificateholder  has so  notified  the  Master  Servicer  or the  Paying  Agent,  as the case may be, or, if such
Certificateholder  has not so notified the Master  Servicer or the Paying Agent by the Record Date, by check mailed
to  such   Certificateholder   at  the  address  of  such  Holder  appearing  in  the  Certificate   Register  such
Certificateholder's  share  (which  share  with  respect  to each  Class  of  Certificates,  shall  be based on the aggregate of the Percentage  Interests  represented by Certificates of the applicable  Class held by such Holder of the  following  amounts),  in the order of priority  set forth below,  in each case to the extent of the  Available
Distribution  Amount on deposit in the  Certificate  Account  (except,  with respect to clause (x)(B) below, to the extent of Prepayment  Charges on deposit in the Certificate  Account).  Distributions of amounts received under the
Swap Agreement will be made in accordance with Section 4.09.

(I)      The Interest Distribution Amount, sequentially:

                                    (A)     first,  to the  Class  A-1,  Class  A-2  and  Class  A-3  Certificates,
                  Accrued   Certificate   Interest  due  thereon  for  such  Distribution  Date  plus  any  Accrued
                  Certificate  Interest due thereon  remaining unpaid from any prior  Distribution  Date,  together with interest thereon at the related  Pass-Through Rate in effect for such Distribution  Date, on a pro rata basis in accordance  with the Accrued  Certificate  Interest and any interest  thereon due to each such class;

                                     (B)    second, to the Class M-1  Certificates,  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  Accrued  Certificate  Interest  due  thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date;

                                    (C)     third, to the Class M-2 Certificates  Accrued Certificate  Interest due
                  thereon for such  Distribution Date plus any Accrued  Certificate  Interest due thereon remaining unpaid  from  any  prior  Distribution  Date,  together  with  interest  thereon  at the  related
                  Pass-Through Rate in effect for such Distribution Date;

                                    (D)     fourth,  to the Class M-3  Certificates  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  related  Accrued  Certificate  Interest  due thereon  remaining  unpaid from any prior  Distribution  Date,  together with interest thereon at the related Pass-Through Rate in effect for such Distribution Date;

                                    (E)     fifth,  to the Class M-4  Certificates,  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  Accrued  Certificate  Interest  due  thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date;

                                    (F)     sixth, to the Class M-5 Certificates  Accrued Certificate  Interest due
                  thereon for such  Distribution Date plus any Accrued  Certificate  Interest due thereon remaining unpaid  from  any  prior  Distribution  Date,  together  with  interest  thereon  at the  related
                  Pass-Through Rate in effect for such Distribution Date;

                                    (G)     seventh,  to the Class M-6 Certificates  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  Accrued  Certificate  Interest  due  thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date; and

                                    (H)     eighth,  to the Class M-7  Certificates  Accrued  Certificate  Interest
                  due  thereon  for such  Distribution  Date plus any  Accrued  Certificate  Interest  due  thereon remaining  unpaid  from any prior  Distribution  Date,  together  with  interest  thereon  at the related Pass-Through Rate in effect for such Distribution Date;

(II)     to the  Class A  Certificateholders  and the  Class M  Certificateholders  from  the  amount,  if any,  of
                  Available  Distribution  Amount  remaining  after  the  foregoing  distributions,  the  Principal
                  Distribution  Amount,  which  amount  shall be  allocated in the manner and priority set forth in
                  Section  4.02(d),  until the  aggregate  Certificate  Principal  Balance of each Class of Class A
                  Certificates and Class M Certificates has been reduced to zero;

(III)    to the Class A  Certificateholders,  Class M  Certificateholders  from the amount,  if any, of Excess Cash
                  Flow remaining after the foregoing  distributions,  the amount of any related Prepayment Interest
                  Shortfalls  with  respect to the Mortgage  Loans for that  Distribution  Date,  to the extent not covered by Compensating  Interest on such  Distribution  Date, which amount shall be allocated to the Class A Certificateholders  and Class M Certificateholders  on a pro rata basis, based on the amount of Prepayment Interest Shortfalls allocated thereto for such Distribution Date;

(IV)     to the Class A Certificateholders  and Class M Certificateholders  from the amount, if any, of Excess Cash
                  Flow  remaining  after  the  foregoing  distributions,  the  amount  of any  Prepayment  Interest
                  Shortfalls  allocated  thereto  remaining  unpaid from prior  Distribution  Dates  together  with interest thereon at the related  Pass-Through  Rate in effect for such  Distribution  Date, which amount shall be allocated to the Class A Certificateholders  and Class M Certificateholders  on a
                  pro rata basis, based on the amount of Prepayment Interest Shortfalls remaining unpaid;

(V)      to the Holders of the Class A Certificates,  pro rata, and then  sequentially to the Class M-1, Class M-2,
                  Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7  Certificateholders,  in that order, any
                  Interest Carryforward Amounts allocated thereto that remain unreimbursed;

(VI)     to the  Class A  Certificates  and Class M  Certificates  from the  amount,  if any,  of Excess  Cash Flow remaining  after the  foregoing  distributions  the  amount of any Basis Risk  Shortfall  on such
                  Certificates,  which amount shall be allocated  first,  to the Class A Certificates on a pro rata basis,  based on their  respective  Basis Risk  Shortfall for such  Distribution  Date, and then, sequentially,  to the Class M-1,  Class  M-2,  Class M-3,  Class  M-4,  Class M-5,  Class M-6 and
                  Class M-7 Certificateholders, in that order;

(VII)    to pay the Holders of the Class A Certificates  and Class M  Certificates,  on a pro rata basis,  based on
                  Relief Act  Shortfalls  allocated  thereto for such  Distribution  Date, the amount of any Relief
                  Act Shortfalls allocated thereto with respect to the Mortgage Loans for such Distribution Date,

(VIII)   to the Class  A-2,  Class A-3,  and Class M  Certificateholders,  the  principal  portion of any  Realized
                  Losses  previously  allocated to those  Certificates  and  remaining  unreimbursed,  which amount shall be allocated  sequentially,  to the Class A-2,  Class A-3, Class M-1, Class M-2, Class M-3,
                  Class M-4, Class M-5, Class M-6 and Class M-7 Certificateholders, in that order;

(IX)     to the  Supplemental  Interest Trust Account for payment to the Swap  Counterparty,  any Swap  Termination
                  Payments due to a Swap Counterparty Trigger Event;

(X)      to the  Class  SB  Certificates,  (A)  from the  amount,  if any,  of the  Available  Distribution  Amount remaining  after  the  foregoing  distributions,  the  sum of (I)  Accrued  Certificate  Interest
                  thereon,  (II) the amount of any  Overcollateralization  Reduction  Amount for such  Distribution
                  Date and (III) for any Distribution  Date after the Certificate  Principal  Balance of each Class
                  A  Certificate  and Class M  Certificate  has been  reduced  to zero,  the  Overcollateralization
                  Amount,  and (B) from prepayment  charges on deposit in the Certificate  Account,  any prepayment charges received on the Mortgage Loans during the related Prepayment Period.

(XI)     to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

         All payments of amounts in respect of Basis Risk  Shortfalls made pursuant to Section  4.02(c)(vi)  shall, for federal income tax purposes,  be deemed to have been  distributed  from REMIC IV to the Holders of the Class SB
Certificates  and then paid  outside  of any REMIC to the  recipients  thereof  pursuant  to an  interest  rate cap contract.  By accepting  their  Certificates  the Holders of the  Certificates  agree to treat such payments in the manner described in the preceding sentence for purposes of filing their income tax returns.

(D)      The  Principal   Distribution  Amount  payable  to  the  Class  A  Certificateholders   and  the  Class  M
Certificateholders shall be distributed as follows:

(I)      first, the Class A Principal Distribution Amount shall be distributed  concurrently,  on a pro rata basis, in accordance with their respective  Certificate  Principal Balances, to the Class A-1, Class A-2
                  and Class A-3 Certificates,  until the Certificate  Principal  Balances thereof have been reduced to zero;

(II)     second,  the Class M-1 Principal  Distribution  Amount shall be distributed to the Class M-1  Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(III)    third,  the Class M-2 Principal  Distribution  Amount shall be distributed  to the Class M-2  Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(IV)     fourth,  the Class M-3 Principal  Distribution  Amount shall be distributed to the Class M-3  Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(V)      fifth,  the Class M-4 Principal  Distribution  Amount shall be distributed  to the Class M-4  Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(VI)     sixth,  the Class M-5 Principal  Distribution  Amount shall be distributed  to the Class M-5  Certificates until the Certificate Principal Balance thereof has been reduced to zero;

(VII)    seventh,  the Class M-6 Principal  Distribution  Amount shall be distributed to the Class M-6 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and

(VIII)   eighth,  the Class M-7 Principal  Distribution  Amount shall be distributed to the Class M-7  Certificates until the Certificate Principal Balance thereof has been reduced to zero.

(E)      Notwithstanding  the  foregoing  clauses (c) and (d),  upon the  reduction  of the  Certificate  Principal
Balance of a Class of Class A Certificates or Class M Certificates  to zero,  such Class of  Certificates  will not be entitled to further  distributions  pursuant to Section  4.02,  including,  without  limitation,  the payment of current and  unreimbursed  Prepayment  Interest  Shortfalls  pursuant to clauses  (c)(iii)  and (iv) and Basis Risk
Shortfall pursuant to clause (c)(vi).

(F)      Each  distribution  with respect to a Book-Entry  Certificate  shall be paid to the Depository,  as Holder thereof,  and the  Depository  shall be solely  responsible  for crediting the amount of such  distribution  to the accounts of its Depository  Participants in accordance  with its normal  procedures.  Each  Depository  Participant shall be responsible  for disbursing such  distribution  to the  Certificate  Owners that it represents and to each indirect  participating  brokerage firm (a "brokerage  firm") for which it acts as agent. Each brokerage firm shall be  responsible  for  disbursing  funds to the  Certificate  Owners that it  represents.  None of the Trustee,  the
Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(G)      Except as otherwise  provided in Section 9.01 of the Standard Terms,  if the Master  Servicer  anticipates that a final  distribution  with respect to any Class of Certificates will be made on a future  Distribution  Date, the Master  Servicer  shall, no later than 40 days prior to such final  Distribution  Date,  notify the Trustee and the Trustee  shall,  not earlier than the 15th day and not later than the 25th day of the month next  preceding the month of such  final  distribution,  distribute,  or cause  to be  distributed,  to each  Holder  of such  Class of
Certificates a notice to the effect that: (i) the Trustee  anticipates that the final  distribution with respect to such Class of  Certificates  will be made on such  Distribution  Date but only upon  presentation  and surrender of such  Certificates  at the office of the Trustee or as  otherwise  specified  therein,  and (ii) no interest  shall accrue on such  Certificates  from and after the end of the  related  Interest  Accrual  Period.  In the event that
Certificateholders  required to surrender  their  Certificates  pursuant to Section 9.01(c) herein do not surrender their  Certificates  for final  cancellation,  the Trustee  shall cause funds  distributable  with  respect to such
Certificates  to be  withdrawn  from the  Certificate  Account and  credited to a separate  escrow  account for the benefit of such Certificateholders as provided in Section 9.01(d) of the Standard Terms.

(H)      On the initial  Distribution  Date, Basis Risk Shortfall amounts with respect to the initial  Distribution
Date, if any, will be paid to the Holders of the Class A Certificates  and Class M  Certificates,  pro rata,  based on the amount of Basis Risk Shortfalls for such Classes.

SECTION 4.03.     STATEMENTS TO CERTIFICATEHOLDERS; STATEMENTS TO THE RATING AGENCIES; EXCHANGE ACT REPORTING.

(A)      Concurrently  with  each  distribution  charged  to the  Certificate  Account  and  with  respect  to each
Distribution  Date the Master  Servicer  shall forward to the Trustee and the Trustee shall either  forward by mail or make  available to each Holder and the Company,  via the Trustee's  internet  website,  a statement  (and at its option,  any additional files containing the same information in an alternative  format) setting forth  information as to each Class of  Certificates,  the Mortgage  Pool and, if the  Mortgage  Pool is comprised of two or more Loan
Groups,  each Loan Group,  to the extent  applicable.  This  statement  will include the  information  set forth in
Exhibit 2 of this  Agreement.  The  Trustee  shall mail to each Holder  that  requests a paper copy by  telephone a paper copy via first class  mail.  The Trustee may modify the  distribution  procedures  set forth in this  Section provided that such  procedures are no less convenient for the  Certificateholders.  The Trustee shall provide prior notification to the Company,  the Master Servicer and the  Certificateholders  regarding any such modification.  In addition,  the Master  Servicer  shall  provide to any  manager  of a trust fund  consisting  of some or all of the
Certificates,  upon  reasonable  request,  such  additional  information as is reasonably  obtainable by the Master
Servicer at no  additional  expense to the Master  Servicer.  Also, at the request of a Rating  Agency,  the Master
Servicer shall provide the information  relating to the Reportable  Modified  Mortgage Loans  substantially  in the form  attached  as Exhibit Q to the  Standard  Terms to such  Rating  Agency  within a  reasonable  period of time;
provided,  however,  that the Master  Servicer  shall not be required to provide  such  information  more than four times in a calendar year to any Rating Agency.

(B)      (See Section 4.03(b) of the Standard Terms.)

(C)      (See Section 4.03(c) of the Standard Terms.)

(D)      (See Section 4.03(d) of the Standard Terms.)

(E)      (See Section 4.03(e) of the Standard Terms.)

(F)      (See Section 4.03(f) of the Standard Terms.)

(G)      (See Section 4.03(g) of the Standard Terms.)

(H)      (See Section 4.03(h) of the Standard Terms.)

(I)      (See Section 4.03(i) of the Standard Terms.)

SECTION 4.04.     DISTRIBUTION  OF REPORTS TO THE TRUSTEE AND THE COMPANY;  ADVANCES BY THE MASTER  SERVICER.  (See
Section 4.04 of the Standard Terms.)

SECTION 4.05.     ALLOCATION OF REALIZED LOSSES.

(A)      Prior to each  Distribution  Date,  the Master  Servicer  shall  determine  the total  amount of  Realized
Losses,  if any,  that  resulted  from any Cash  Liquidation,  Servicing  Modifications,  Debt  Service  Reduction,
Deficient  Valuation or REO  Disposition  that occurred during the related  Prepayment  Period or, in the case of a
Servicing  Modification  that  constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction  in the  interest  portion  of the  Monthly  Payment  due in the month in which  such  Distribution  Date occurs.  The amount of each Realized Loss shall be evidenced by an Officers'  Certificate.  All Realized  Losses on
the Mortgage Loans shall be allocated as follows:

         first,  to the  Excess  Cash Flow as part of the  Principal  Distribution  Amount as  provided  in Section
4.02(c), to the extent of the Excess Cash Flow for such Distribution Date;

         second, to Net Swap Payments received by the Supplemental Interest Trust on that Distribution Date;

         third, in reduction of the Overcollateralization Amount, until such amount has been reduced to zero;

         fourth,  to the Class M-7 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

         fifth, to the Class M-6  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

         sixth, to the Class M-5  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

         seventh, to the Class M-4 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

         eighth,  to the Class M-3 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero;

         ninth, to the Class M-2  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

         tenth, to the Class M-1  Certificates,  until the Certificate  Principal  Balance thereof has been reduced to zero;

         eleventh,  to the Class A-3  Certificates,  until  the  Certificate  Principal  Balance  thereof  has been reduced to zero; and

         twelfth, to the Class A-2 Certificates,  until the Certificate  Principal Balance thereof has been reduced to zero.

         No Realized Losses will be allocated to the Class A-1 Certificates.

(B)      Any  allocation of the principal  portion of Realized  Losses (other than Debt Service  Reductions) to the
Class M Certificates on any Distribution  Date shall be made by reducing the Certificate  Principal Balance thereof by the amount so allocated,  which  allocation  shall be deemed to have occurred on such  Distribution  Date, until the Certificate  Principal Balance thereof has been reduced to zero; provided,  that no such reduction shall reduce the aggregate  Certificate  Principal  Balance of the Certificates  below the aggregate Stated Principal Balance of the  Mortgage  Loans.  Allocations  of the  interest  portions of Realized  Losses  (other than any  interest  rate reduction  resulting from a Servicing  Modification) to any Class of Class M Certificates on any Distribution  Date
shall  be made by  operation  of the  definition  of  "Accrued  Certificate  Interest"  for  each  Class  for  such
Distribution  Date.  Allocations  of the  interest  portion of a Realized  Loss  resulting  from an  interest  rate reduction  in  connection  with a Servicing  Modification  shall be made by  operation  of the  priority of payment provisions  of Section  4.02(c).  All  Realized  Losses and all other losses  allocated to a Class of  Certificates hereunder  will be  allocated  among the  Certificates  of such Class in  proportion  to the  Percentage  Interests evidenced thereby.

(C)      Realized  Losses shall be allocated  among the REMIC I Regular  Interests  pursuant to the  definition  of
REMIC I Realized Losses and the REMIC II Regular Interests pursuant to the definition of REMIC II Realized Losses.

(D)      Realized  Losses  allocated  to the  Excess  Cash Flow or the  Overcollateralization  Amount  pursuant  to paragraphs (a),  (b) or (c) of this Section,  the definition of Accrued  Certificate  Interest and the operation of
Section 4.02(c)  shall be deemed  allocated to the Class SB  Certificates  in accordance  with the Notional  Amount thereof.  Realized  Losses  allocated  to the  Class SB  Certificates  shall,  to the extent such  Realized  Losses represent  Realized  Losses on an interest  portion,  be allocated to REMIC III Regular  Interest  SB-IO.  Realized
Losses  allocated  to the Excess Cash Flow  pursuant to  paragraph  (b) of this  Section shall  be deemed to reduce
Accrued   Certificate   Interest  on  REMIC  III  Regular   Interest  SB-IO.   Realized  Losses  allocated  to  the
Overcollateralization  Amount  pursuant  to  paragraph  (b) of  this  Section shall  be deemed  first to reduce the principal  balance of REMIC III Regular  Interest  SB-PO until such  principal  balance  shall have been reduced to zero and thereafter to reduce accrued and unpaid interest on REMIC III Regular Interest SB-IO.

SECTION 4.06.     REPORTS  OF  FORECLOSURES  AND  ABANDONMENT  OF  MORTGAGED  PROPERTY.  (See  Section  4.06 of the
Standard Terms.)

SECTION 4.07.     OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS.  (See Section 4.07 of the Standard Terms.)

SECTION 4.08.     SURETY BOND.  (See Section 4.08 of the Standard Terms.)

SECTION 4.09.     THE SWAP AGREEMENT.

(A)      On the Closing  Date,  the  Supplemental  Interest  Trust  Trustee shall (i) establish and maintain in its name, in trust for the benefit of the  Certificateholders,  the  Supplemental  Interest  Trust Account and (ii) for
the benefit of the Certificateholders, cause the Supplemental Interest Trust to enter into the Swap Agreement.

(B)      The  Supplemental  Interest  Trust Trustee shall deposit in the  Supplemental  Interest  Trust Account all payments  that are  payable to the Trust Fund under the Swap  Agreement.  Net Swap  Payments  and Swap  Termination
Payments (other than Swap Termination  Payments  resulting from a Swap  Counterparty  Trigger Event) payable by the
Supplemental  Interest Trust to the Swap  Counterparty  pursuant to the Swap  Agreement  shall be excluded from the
Available   Distribution   Amount  and  paid  to  the  Swap   Counterparty   prior  to  any  distributions  to  the
Certificateholders.  On each  Distribution  Date from and including  March 2007 to and  including the  Distribution
Date  in  January  2012,  such  amounts  will  be  remitted  by the  Supplemental  Interest  Trust  Trustee  to the
Supplemental  Interest Trust Account for payment to the Swap Counterparty,  first to make any Net Swap Payment owed to the Swap  Counterparty  pursuant to the Swap Agreement for such  Distribution  Date, and second to make any Swap
Termination  Payment (not due to a Swap Counterparty  Trigger Event) owed to the Swap Counterparty  pursuant to the
Swap  Agreement  for  such  Distribution  Date.  For  federal  income  tax  purposes,  such  amounts  paid  to  the
Supplemental  Interest  Trust  Account on each  Distribution  Date shall first be deemed  paid to the  Supplemental
Interest  Trust Account in respect of REMIC IV  Regular  Interest IO to the extent of the amount  distributable  on such REMIC IV Regular Interest IO on such  Distribution  Date, and any remaining amount shall be deemed paid to the
Supplemental  Interest  Trust  Account  in  respect  of the SB-AM  Swap  Agreement.  Any Swap  Termination  Payment
triggered by a Swap Counterparty  Trigger Event owed to the Swap  Counterparty  pursuant to the Swap Agreement will be subordinated to  distributions  to the Holders of the Class A Certificates and Class M Certificates and shall be paid as set forth under Section 4.02.

(C)      Net Swap Payments payable by the Swap  Counterparty to the  Supplemental  Interest Trust Trustee on behalf of the Trust Fund pursuant to the Swap  Agreement  shall be deposited by the  Supplemental  Interest  Trust Trustee into the Supplemental  Interest Trust Account.  On each  Distribution Date from and including the Distribution Date in March 2007 to and  including  the  Distribution  Date in January  2012,  the  Trustee  shall  withdraw  from the
Supplemental  Interest Trust Account any amounts  received under the Swap Agreement and distribute  such amounts as follows:  (i) first,  to pay the Swap  Counterparty  (A) any Net Swap  Payments  it is  entitled  to under the Swap
Agreement and (B) any Swap Termination  Payment owed not due to a Swap Counterparty  Trigger Event; (ii) second, to the  Holders  of the  Offered  Certificates  in the order of  priority  set forth in Section  4.02(c)(i),  to cover
Accrued  Certificate  Interest (after taking into account the distributions  made pursuant to Section 4.02(c)(i) on that  Distribution  Date);  (iii) third,  to the Holders of the Offered  Certificates  in the order of priority set
forth  in  Section   4.02(d),   to  cover   Realized   Losses  to  extent   necessary   to  maintain  the  Required
Overcollateralization  Amount (after taking into account all other  distributions on that Distribution  Date); (iv)
fourth, to the Holders of the Offered  Certificates in the order of priority set forth in Sections  4.02(c)(vi) and
(vii),  to cover  Interest  Carryforward  Amounts  and  Basis  Risk  Shortfalls  (after  taking  into  account  the distributions  made pursuant to Sections  4.02(c)(vi) and (vii) on that Distribution  Date); (v) fifth, to the Swap
Counterparty  to make a Swap  Termination  Payment caused by a Swap  Counterparty  Trigger Event (after taking into account the  distribution  made pursuant to Section  4.02(c)(ix) on that  Distribution  Date);  and (vi) sixth, any balance remaining to the Holders of the Class SB Certificates.
(D)      Subject to Sections 8.01 and 8.02 of this  Agreement,  the  Supplemental  Interest Trust Trustee agrees to comply  with the terms of the Swap  Agreement  and to enforce  the terms and  provisions  thereof  against the Swap
Counterparty  at the  written  direction  of the  Holders of  Certificates  entitled  to at least 51% of the Voting
Rights,   or  if  the   Supplemental   Interest   Trust  Trustee  does  not  receive  such   direction   from  such
Certificateholders, then at the written direction of Residential Funding.

(E)      The  Supplemental  Interest  Trust  Trustee  shall  enter into the SB-AM Swap  Agreement  on behalf of the holders of the Class A Certificates  and Class M Certificates  on the one hand, and on behalf of the holders of the
Class  SB  Certificates  on  the  other  hand.  The  holders  of the  Class  SB  Certificates  hereby  appoint  the
Supplemental  Interest  Trust  Trustee  to act on their  behalf  with  respect  to  entering  into the  SB-AM  Swap
Agreement.  Pursuant  to the  SB-AM  Swap  Agreement,  all  holders  of  Certificates  (other  than  the  Class  SB
Certificates  and Class R  Certificates)  shall be treated as having agreed to pay, on each  Distribution  Date, to the  holder of the Class SB  Certificates  an  aggregate  amount  equal to the  excess,  if any,  of (i) the amount payable on such  Distribution  Date on the REMIC III Regular  Interest  corresponding to such Class of Certificates over (ii) the amount payable on such Class of  Certificates  on such  Distribution  Date (such excess,  a "Class IO
Distribution  Amount").  In  addition,  pursuant  to  the  SB-AM  Swap  Agreement,  the  holders  of the  Class  SB
Certificates  shall be treated as having  agreed to pay the  related  Basis Risk  Shortfalls  to the holders of the
Certificates  (other than the Class SB Certificates  and Class R Certificates) in accordance with the terms of this
Agreement.  Any payments to the  Certificates  from amounts deemed  received in respect of the SB-AM Swap Agreement shall not be  payments  with  respect to a  "regular  interest"  in a REMIC  within  the  meaning  of Code  Section
860G(a)(1).  However,  any  payment  from the  Certificates  (other  than the  Class SB  Certificates  and  Class R
Certificates)  of a Class IO  Distribution  Amount shall be treated for tax purposes as having been received by the holders  of such  Certificates  in  respect  of the REMIC  III  Regular  Interest  corresponding  to such  Class of
Certificates  and as having been paid by such holders to the  Supplemental  Interest Trust Account  pursuant to the
SB-AM  Swap  Agreement.  Thus,  each  Certificate  (other  than  the  Class R  Certificates)  shall be  treated  as representing  not only ownership of regular  interests in REMIC III or REMIC IV, as applicable,  but also ownership of an interest in, and obligations with respect to, a notional principal contract.

(F)      The  Supplemental  Interest Trust Account shall be an Eligible  Account.  Amounts held in the Supplemental
Interest  Trust  Account from time to time shall  continue to constitute  assets of the Trust Fund,  but not of the
REMICs,  until  released  from  the  Supplemental  Interest  Trust  Account  pursuant  to  this  Section 4.09.  The
Supplemental  Interest  Trust  Account  constitutes  an  "outside  reserve  fund"  within the  meaning of  Treasury
Regulation Section 1.860G-2(h)  and is not an asset of the REMICs.  The  Class SB  Certificateholders  shall be the owners of the  Supplemental  Interest Trust  Account.  The  Supplemental  Interest Trust Trustee shall keep records that  accurately  reflect  the funds on  deposit in the  Supplemental  Interest  Trust  Account.  The  Supplemental
Interest Trust Trustee shall,  at the written  direction of the Master  Servicer,  invest amounts on deposit in the
Supplemental  Interest  Trust  Account in Permitted  Investments.  The amount of any losses  incurred in respect of investments  made at the  written  direction  of the  Master  Servicer  shall be  deposited  into the  Supplemental
Interest  Trust  Account by the Master  Servicer out of the Master  Servicer's  own funds  immediately  as realized without  any right of  reimbursement.  In the  absence of written  direction  to the  Supplemental  Interest  Trust
Trustee from the Master Servicer, all funds in the Supplemental Interest Trust Account shall remain uninvested.

(G)      Upon the  occurrence of an Early  Termination  Date,  the  Supplemental  Interest  Trust Trustee shall use reasonable  efforts to appoint a successor Swap  Counterparty.  To the extent that the Supplemental  Interest Trust
Trustee receives a Swap Termination  Payment from the Swap  Counterparty,  the Supplemental  Interest Trust Trustee
shall apply such Swap  Termination  Payment to appoint a successor swap  counterparty.  In the event that the trust receives a Swap  Termination  Payment  from the Swap  Counterparty  and a  replacement  swap  agreement  or similar agreement cannot be obtained within 30 days after receipt by the  Supplemental  Interest Trust Trustee of such Swap
Termination  Payment,  then the  Supplemental  Interest Trust Trustee shall deposit such Swap  Termination  Payment into a separate,  non interest bearing account and will, on each subsequent  Distribution  Date,  withdraw from the amount then  remaining on deposit in such reserve  account an amount equal to the Net Swap  Payment,  if any,  that would have been paid to the Trust by the original Swap  Counterparty  calculated  in  accordance  with the terms of the  original  Swap  Agreement,  and  deposit  such  amount  into  the  Supplemental  Interest  Trust  Account  for distribution on such  Distribution  Date pursuant to  Section 4.02(c).  To the extent that the Trust is required to pay a Swap Termination  Payment to the Swap  Counterparty,  any upfront payment received from the counterparty to a replacement  swap  agreement  will be used to pay such Swap  Termination  Payment prior to using any portion of the
Available Distribution Amount for such Distribution Date.

ARTICLE V

                                                 THE CERTIFICATES

SECTION 5.01.     THE CERTIFICATES.  (See Section 5.01 of the Standard Terms.)

SECTION 5.02.     REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

(A)      (See Section 5.02(a) of the Standard Terms.)

(B)      (See Section 5.02(b) of the Standard Terms.)

(C)      (See Section 5.02(c) of the Standard Terms.)

(D)      No  transfer,  sale,  pledge  or  other  disposition  of a  Class  SB  Certificate  that  is a  Definitive
Certificate  shall be made unless such transfer,  sale, pledge or other disposition is exempt from the registration requirements  of the Securities Act of 1933, as amended,  and any applicable  state  securities  laws or is made in accordance  with said Act and laws.  Except  with  respect to (i) the  transfer  of a Class SB  Certificate  by the
Company to an Affiliate of the Company or the transfer of a Class SB  Certificate  from the Company or an Affiliate of the Company to an owner trust or other entity  established  by the Company  (including to the Trustee,  as a NIM
Trustee),  or (ii) a transfer of a Class SB Certificate  from the NIM Trustee to the Company or an Affiliate of the
Company,  in the event that a transfer  of a Class SB  Certificate  is to be made either  (i)(A) the Trustee  shall require a written  Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Trustee and the
Company that such  transfer may be made  pursuant to an  exemption,  describing  the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made  pursuant to said Act and laws,  which Opinion of Counsel shall not be an expense of the Trustee,  the Company or the Master Servicer  (except that, if such transfer is made by the Company or the Master  Servicer or any Affiliate  thereof,  the Company or the Master Servicer shall provide such  Opinion of Counsel at their own  expense);  provided  that such  Opinion of Counsel  will not be  required in connection  with the  initial  transfer of any such  Certificate  by the  Company or any  Affiliate  thereof to the
Company  or an  Affiliate  of the  Company  and  (B)  the  Trustee  shall  require  the  transferee  to  execute  a representation  letter,  substantially  in the form of  Exhibit H to the  Standard  Terms,  and the  Trustee  shall require the transferor to execute a representation  letter,  substantially in the form of Exhibit I to the Standard
Terms, each acceptable to and in form and substance  satisfactory to the Company and the Trustee  certifying to the
Company and the Trustee the facts surrounding such transfer,  which representation  letters shall not be an expense of the Trustee, the Company or the Master Servicer;  provided,  however, that such representation  letters will not be required in connection  with any transfer of any such  Certificate  by the Company or any  Affiliate  thereof to the Company or an  Affiliate  of the  Company,  and the  Trustee  shall be  entitled  to  conclusively  rely upon a representation  (which, upon the request of the Trustee,  shall be a written  representation)  from the Company, of the  status of such  transferee  as an  Affiliate  of the  Company  or (ii) the  prospective  transferee  of such a
Certificate  shall be required to provide the  Trustee,  the  Company and the Master  Servicer  with an  investment letter  substantially  in the form of Exhibit J attached to the  Standard  Terms (or such other form as the Company in its sole discretion  deems  acceptable),  which  investment  letter shall not be an expense of the Trustee,  the
Company or the Master Servicer,  and which investment  letter states that, among other things,  such transferee (A)
is a  "qualified  institutional  buyer" as defined  under Rule 144A,  acting for its own account or the accounts of other  "qualified  institutional  buyers" as defined under Rule 144A and (B) is aware that the proposed  transferor intends to rely on the exemption  from  registration  requirements  under the  Securities  Act of 1933, as amended, provided by Rule 144A.  With respect to any transfer of an interest in a Global Offered  Certificate  from a Holder of an interest in a Global Offered  Certificate,  the  requirements of (I)(A) and (B) above shall not apply and any transferee of a Rule 144A Global Offered  Certificate  will be deemed to have  represented  and warranted as to the matters set forth in Exhibit J attached to the  Standard  Terms and any  transferee  of a  Temporary  Regulation  S
Global  Offered  Certificate  or  Permanent  Regulation  S  Global  Offered  Certificate  will  be  deemed  to have represented  and warranted as to the matters set forth in Exhibit Twelve of this Series  Supplement.  The Holder of any such  Certificate  desiring to effect any such transfer,  sale,  pledge or other  disposition  shall,  and does hereby agree to,  indemnify the Trustee,  the Company,  the Master Servicer and the Certificate  Registrar  against any liability that may result if the transfer,  sale,  pledge or other  disposition is not so exempt or is not made in accordance with such federal and state laws.

(E)                        (i)      In the case of any Class SB  Certificate  that is a Definitive  Certificate  or
Class R  Certificate  presented  for  registration  in the name of any  Person,  either (I) (A) the  Trustee  shall require an Opinion of Counsel  acceptable to and in form and  substance  satisfactory  to the Trustee,  the Company and the Master  Servicer  to the effect  that the  purchase  or  holding  of such Class SB  Certificate  or Class R
Certificate  is  permissible  under  applicable  law, will not  constitute or result in any  non-exempt  prohibited transaction  under Section 406 of the Employee  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or
Section  4975 of the Code (or  comparable  provisions  of any  subsequent  enactments),  and will not  subject  the
Trustee,  the Company or the Master Servicer to any obligation or liability  (including  obligations or liabilities under ERISA or Section  4975 of the Code) in addition  to those  undertaken  in this  Agreement,  which  Opinion of
Counsel  shall not be an  expense  of the  Trustee,  the  Company or the  Master  Servicer  or (B) the  prospective
Transferee  shall be required to provide the Trustee,  the Company and the Master Servicer with a certification  to the effect set forth in paragraph  fifteen of Exhibit G-1, which the Trustee may rely upon without  further inquiry or  investigation,  or such other  certifications  as the  Trustee  may deem  desirable  or  necessary  in order to establish  that such  Transferee  or the Person in whose name such  registration  is  requested  is not an employee benefit plan or other plan subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the Code, or any Person  (including  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using
"plan  assets" of any such plan to effect such  acquisition  (each,  a "Plan  Investor") or (II) in the case of any
Global  Offered  Certificate,  the  Transferee  will  be  deemed  to  represent  that  it is not a  Plan  Investor.
Notwithstanding  anything  to the  contrary  contained  herein,  the Trustee and the  Supplemental  Interest  Trust
Trustee  shall not permit the  transfer  of a  beneficial  interest  in a Class SB  Certificate  or Global  Offered
Certificate  unless the  transferee  executes  and  delivers  to the  Trustee or the  Supplemental  Interest  Trust
Trustee, as applicable, any certification that is required pursuant to Section 10.06(c) prior to transfer.

                           (ii)     Any Transferee of a Class M Certificate (or interest therein) acquired after termination of the Supplemental Interest Trust will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, as
most recently amended, PTE 2002-41, 67 Fed. Reg. 54487 (August 22, 2002) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such
Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard &
Poor's, Fitch or Moody's or (c) such Transferee is an insurance company, (1) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S.
Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (2) the conditions set forth in
PTCE 95-60 have been satisfied (each entity that satisfies this clause (c), a "Complying Insurance Company").

                           (iii)    Each Holder of a Class A or Class M Certificate or any interest therein that is acquired by a Plan Investor as of any date prior to the termination of the Swap Agreement shall be deemed to have represented, by its acquisition or holding of such Certificate or any interest therein, that at least one of
PTCE 84-14, 90-1, 91-38, 95-60 or 96-23 or other applicable exemption applies to such Holder's right to receive payments from the Supplemental Interest Trust.

                           (iv)     If any Certificate (or any interest therein) is acquired or held by any
Person that does not satisfy the conditions described in paragraph (i), (ii) or (iii), as applicable, above, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) acquired such Certificate in compliance with the conditions described in paragraph (i), (ii) or (iii), as applicable, shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Certificate.  The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                           (v)  Any purported Certificate Owner whose acquisition or holding of any Certificate
(or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriters and the Trust Fund
from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(F)      (See Section 5.02(f) of the Standard Terms.)

(G)      Provisions  Regarding Rule 144A and Regulation S Transfers.  (i) Class SB Certificates  sold to "qualified institutional  buyers" as defined in and in  reliance on Rule 144A under the 1933 Act shall be  represented  by one or more Rule 144A Global Offered  Certificates.  Class SB  Certificates  sold in offshore  transactions in reliance on Regulation S under the Securities Act shall be  represented  initially by Temporary  Regulation S Global Offered
Certificates).

                           (ii)     The Temporary  Regulation S Global Offered  Certificates  shall be exchanged on the later of (a) 40 days after the later of the  Closing  Date (b) the date on which the  requisite  certifications are due to and  provided  to the Trustee  (the later of clauses (a) and (b),  the  "Exchange  Date") for  Permanent
Regulation S Global Offered  Certificates.  Regulation S Global Offered  Certificates shall be issued in registered form,  without  coupons,  and  deposited  upon the order of the  Transferor  with the Trustee as custodian  for and registered in the name of a nominee of the Depository for credit to the account of the  depositaries  for Euroclear and Clearstream).

                           (iii)    A Certificate Owner holding an interest in a Temporary Regulation S Global
Offered Certificate may receive payments in respect of the Certificates on the Temporary Regulation S Global
Offered Certificate only after the delivery, to Euroclear or Clearstream, as the case may be, of a written certification substantially in the form set forth in Exhibit Six, and upon delivery by Euroclear or Clearstream, as the case may be, to the Trustee and Certificate Registrar of a certification or certifications substantially in the form set forth in Exhibit Seven (the "Clearing System Certificate").  The delivery by a Certificate Owner of the certification referred to above shall constitute its irrevocable instruction to Euroclear or Clearstream, as the case may be, to arrange for the exchange of the Certificate Owner's interest in the Temporary Regulation S
Global Offered Certificate for a beneficial interest in the Permanent Regulation S Global Offered Certificate
after the Exchange Date in accordance with paragraph (iv) below.

                           (iv)     After (i) the Exchange Date and (ii) receipt by the Certificate Registrar of written instructions from Euroclear or Clearstream, as the case may be, directing the Certificate Registrar to credit or cause to be credited to either Euroclear's or Clearstream's, as the case may be, Depository's account a beneficial interest in the Permanent Regulation S Global Offered Certificate in a principal amount not greater than that of the beneficial interest in the Temporary Regulation S Global Offered Certificate, the Certificate
Registrar shall instruct the Depository to reduce the principal amount of the Temporary Regulation S Global
Offered Certificate and increase the principal amount of the Permanent Regulation S Global Offered Certificate,
by the principal amount of the beneficial interest in the Temporary Regulation S Global Offered Certificate to be
so transferred, and to credit or cause to be credited to the account of Euroclear, Clearstream or a Person who has an account with the Depository as the case may be, a beneficial interest in the Permanent Regulation S Global
Offered Certificate having a Certificate Principal Balance of the Temporary Regulation S Global Offered
Certificate that was reduced upon the transfer.  Upon return of the entire principal amount of the Temporary
Regulation S Global Offered Certificate to the Trustee in exchange for beneficial interests in the Permanent
Regulation S Global Offered Certificate, Trustee shall cancel the Temporary Regulation S Global Offered
Certificate by perforation and shall forthwith destroy it.

                           (v)      For transfer of an interest in a Permanent Regulation S Global Offered
Certificate for an interest in the Rule 144A Global Offered Certificate, if the Certificateholder of a beneficial interest in a Permanent Regulation S Global Offered Certificate deposited with the Depository wishes at any time to exchange its interest in the Permanent Regulation S Global Offered Certificate, or to transfer its interest in the Permanent Regulation S Global Offered Certificate to a Person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Offered Certificate, the Certificateholder may, subject to the rules and procedures of Euroclear or Clearstream and the Depository, as the case may be, give directions for the
Certificate Registrar to exchange or cause the exchange or transfer or cause the transfer of the interest for an equivalent beneficial interest in the Rule 144A Global Offered Certificate. Upon receipt by the Certificate
Registrar of instructions from Euroclear or Clearstream, from the Depository or from the Certificateholder, as the case may be, directing the Certificate Registrar to credit or cause to be credited a beneficial interest in the Rule 144A Global Offered Certificate equal to the Percentage Interest in the Permanent Regulation S Global
Offered Certificate to be exchanged or transferred (such instructions to contain information regarding the
Depository Participant account to be credited with the increase, and, with respect to an exchange or transfer of an interest in the Permanent Regulation S Global Offered Certificate, information regarding the Depository
Participant account to be debited with the decrease), the Certificate Registrar shall instruct the Depository to reduce the Permanent Regulation S Global Offered Certificate by the aggregate principal amount of the beneficial interest in the Permanent Regulation S Global Offered Certificate to be so exchanged or transferred, and the
Certificate Registrar shall instruct the Depository, concurrently with the reduction, to increase the principal amount of the Rule 144A Global Offered Certificate by the aggregate Certificate Principal Balance of the beneficial interest in the Permanent Regulation S Global Offered Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in the instructions a beneficial interest in the Rule 144A Global Offered Certificate equal to the reduction in the Certificate Principal Balance of the Permanent Regulation S Global Offered Certificate.

                           (vi)     For transfers of an interest in the Rule 144A Global Offered Certificate for an interest in a Regulation S Global Offered Certificate, if a Certificate Owner holding a beneficial interest in the Rule 144A Global Offered Certificate wishes at any time to exchange its interest in the Rule 144A Global
Offered Certificate for an interest in a Regulation S Global Offered Certificate, or to transfer its interest in the 144A Book-Entry Certificate to a Person who wishes to take delivery thereof in the form of an interest in the
Regulation S Global Offered Certificate, the Certificateholder may, subject to the rules and procedures of the
Depository, give directions for the Certificate Registrar to exchange or cause the exchange or transfer or cause the transfer of the interest for an equivalent beneficial interest in the Regulation S Global Offered
Certificate. Upon receipt by the Certificate Registrar of (A) instructions given in accordance with the
Depository's procedures from a Depository Participant or from the Certificateholder, as the case may be, directing the Certificate Registrar to credit or cause to be credited a beneficial interest in the Regulation S Global
Offered Certificate in an amount equal to the beneficial interest in the Rule 144A Global Offered Certificate to be exchanged or transferred, (B) a written order given in accordance with the Depository's procedures containing information regarding the account of the depositaries for Euroclear or Clearstream or another Depository
Participant, as the case may be, to be credited with the increase and the name of the account and (C)
certificates in the forms of Exhibits Eight and Nine, respectively, given by the proposed transferee and the
Certificate Owner of the interest, the Certificate Registrar shall instruct the Depository to reduce the Rule
144A Global Offered Certificate by the aggregate principal amount of the beneficial interest in the Rule 144A
Global Offered Certificate to be so exchanged or transferred and the Certificate Registrar shall instruct the
Depository, concurrently with the reduction, to increase the principal amount of the Regulation S Global Offered
Certificate by the aggregate Certificate Principal Balance of the beneficial interest in the Rule 144A Global
Offered Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in the instructions a beneficial interest in the Regulation S Global Offered Certificate equal to the reduction in the Certificate Principal Balance of the Rule 144A Global Offered Certificate.

                           (vii)    Notwithstanding any other provisions of this Section 5.02(g), the Underwriter may exchange beneficial interests in the Temporary Regulation S Global Offered Certificates held by it for interests in the Rule 144A Global Offered Certificates only after delivery by the Underwriter of instructions for the exchange substantially in the form of Exhibit Ten.  Upon receipt of the instructions provided in the preceding sentence, the Certificate Registrar shall instruct the Depository to reduce the principal amount of the
Temporary Regulation S Global Offered Certificate to be so transferred and shall instruct the Depository to increase the principal amount of the Rule 144A Global Offered Certificate and credit or cause to be credited to the account of the placement agent a beneficial interest in the Rule 144A Global Offered Certificate having a principal amount equal to the amount by which the principal amount of the Temporary Regulation S Global Offered
Certificate was reduced upon the transfer pursuant to the instructions provided in the first sentence of this clause (vii).

                           (viii)   If a transfer of a Class SB Certificate which is a Definitive Certificate is to be made, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to the 1933
Act, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Company or the Master
Servicer.

                           (ix)     The Holder of a Class SB Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master
Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with the provisions of this Agreement.

(H)      Notwithstanding  anything to the contrary  contained herein,  the Trustee and Supplemental  Interest Trust
Trustee  shall not permit the transfer of a beneficial  interest in a Class SB  Certificate  unless the  transferee executes and delivers to the Trustee or the Supplemental  Interest Trust Trustee, as applicable,  any certification that is required pursuant to Section 10.06(c) prior to transfer.

SECTION 5.03.     MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.  (See Section 5.03 of the Standard Terms.)

SECTION 5.04.     PERSONS DEEMED OWNERS.  (See Section 5.04 of the Standard Terms.)

SECTION 5.05.     APPOINTMENT OF PAYING AGENT.

                  The Trustee and  Supplemental  Interest  Trust Trustee may appoint a Paying Agent for the purpose of  making  distributions  to  the  Certificateholders  pursuant  to  Section  5.02.  In  the  event  of  any  such appointment,  on or prior to each  Distribution  Date the Master  Servicer on behalf of the Trustee or Supplemental
Interest  Trust  Trustee,  as  applicable,  shall  deposit or cause to be  deposited  with the  Paying  Agent a sum sufficient  to make the  payments  to the  Certificateholders  in the  amounts  and in the manner  provided  for in
Section 5.02, such sum to be held in trust for the benefit of the Certificateholders.

                  The Trustee or  Supplemental  Interest  Trust  Trustee,  as  applicable,  shall cause each Paying
Agent to execute and deliver to the Trustee or Supplemental  Interest Trust Trustee,  as applicable,  an instrument in which such Paying Agent shall agree with the Trustee or  Supplemental  Interest  Trust  Trustee,  as applicable, that such Paying  Agent shall hold all sums held by it for the payment to the  Certificateholders  in trust for the
benefit  of  the   Certificateholders   entitled   thereto   until  such  sums   shall  be   distributed   to  such
Certificateholders.  Any sums so held by such Paying  Agent  shall be held only in Eligible  Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

SECTION 5.06.     U.S.A. PATRIOT ACT COMPLIANCE.  (See Section 5.06 of the Standard Terms.)

ARTICLE VI

                                        THE COMPANY AND THE MASTER SERVICER

                                      (See Article VI of the Standard Terms)

ARTICLE VII

                                                      DEFAULT

                                     (See Article VII of the Standard Terms.)

ARTICLE VIII

                          CONCERNING THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE

SECTION 8.01.     DUTIES OF TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE.

(A)      The Trustee and  Supplemental  Interest Trust Trustee,  prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have  occurred,  undertake to perform such duties and only such  duties as are  specifically  set  forth in this  Agreement.  In case an Event of  Default  has  occurred
(which has not been cured or waived),  the Trustee and  Supplemental  Interest Trust Trustee shall exercise such of the  rights  and  powers  vested  in each by this  Agreement,  and use the same  degree  of care and skill in their exercise as a prudent  investor would  exercise or use under the  circumstances  in the conduct of such  investor's own affairs.

(B)      The Trustee or  Supplemental  Interest Trust  Trustee,  as  applicable,  upon receipt of all  resolutions, certificates,  statements,  opinions,  reports,  documents, orders or other instruments furnished to the Trustee or
Supplemental  Interest Trust Trustee which are specifically  required to be furnished  pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the  requirements of this Agreement.  The
Trustee or Supplemental  Interest Trust Trustee,  as applicable,  shall notify the  Certificateholders  of any such documents  which do not materially  conform to the  requirements of this Agreement in the event that the Trustee or
Supplemental  Interest  Trust  Trustee,  as  applicable,  after  so  requesting,  does not  receive  satisfactorily corrected documents.

         The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01.  The Trustee
and Supplemental Interest Trust Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties set forth in this Agreement.  The Trustee and Supplemental Interest Trust Trustee covenant and agree that each shall perform its respective obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund or the Supplemental Trust to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee or the Supplemental Interest Trust Trustee and are reasonably within the scope of their respective duties under this Agreement.

(C)      No provision of this Agreement  shall be construed to relieve the Trustee or  Supplemental  Interest Trust
Trustee,  as applicable,  from liability for its own negligent action,  its own negligent failure to act or its own willful misconduct; provided, however, that:

(I)      Prior to the  occurrence  of an Event of  Default,  and after the  curing or waiver of all such  Events of
                  Default  which may have  occurred,  the duties and  obligations  of the Trustee and  Supplemental
                  Interest Trust Trustee,  as applicable,  shall be determined solely by the express  provisions of this  Agreement,  the Trustee or  Supplemental  Interest Trust Trustee shall not be liable except for the  performance  of such  duties  and  obligations  as are  specifically  set  forth in this
                  Agreement,  no implied  covenants or obligations  shall be read into this  Agreement  against the
                  Trustee or  Supplemental  Interest  Trust Trustee and, in the absence of bad faith on the part of the Trustee or Supplemental  Interest Trust Trustee,  the Trustee or Supplemental  Interest Trust
                  Trustee may  conclusively  rely, as to the truth of the  statements  and the  correctness  of the opinions  expressed  therein,  upon any certificates or opinions  furnished to the Trustee or the
                  Supplemental  Interest  Trust  Trustee,  as applicable by the Company or the Master  Servicer and which on their face, do not contradict the requirements of this Agreement;

(II)     The Trustee or Supplemental  Interest Trust Trustee, as applicable,  shall not be personally liable for an error of judgment  made in good faith by a  Responsible  Officer or  Responsible  Officers of the
                  Trustee or  Supplemental  Interest Trust Trustee,  as applicable,  unless it shall be proved that the Trustee or Supplemental  Interest Trust Trustee was negligent in  ascertaining  the pertinent facts;

(III)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken by it in good faith in  accordance  with the direction of  Certificateholders  of any Class holding  Certificates  which evidence,  as to such Class,  Percentage  Interests  aggregating not less than 25% as to the time,  method  and place of  conducting  any  proceeding  for any  remedy available to the Trustee,  or exercising  any trust or power  conferred  upon the Trustee,  under this Agreement;

(IV)     The Trustee  shall not be charged with  knowledge  of any default  (other than a default in payment to the
                  Trustee)  specified in clauses (i) and (ii) of Section 7.01 or an Event of Default  under clauses
                  (iii),  (iv) and (v) of Section 7.01 unless a Responsible  Officer of the Trustee assigned to and working in the Corporate  Trust Office obtains  actual  knowledge of such failure or event or the
                  Trustee  receives  written notice of such failure or event at its Corporate Trust Office from the
                  Master Servicer, the Company or any Certificateholder; and

(V)      Except to the extent  provided in Section 7.02, no provision in this  Agreement  shall require the Trustee or  Supplemental  Interest  Trust  Trustee,  as  applicable,  to  expend  or risk  its own  funds
                  (including,  without  limitation,  the making of any  Advance) or  otherwise  incur any  personal financial  liability in the performance of any of its duties as Trustee or Supplemental  Interest
                  Trust Trustee,  as applicable,  hereunder,  or in the exercise of any of its rights or powers, if the  Trustee or  Supplemental  Interest  Trust  Trustee,  as  applicable,  shall have  reasonable grounds  for  believing  that  repayment  of funds or  adequate  indemnity  against  such risk or liability is not reasonably assured to it.

(D)      The Trustee  shall  timely pay,  from its own funds,  the amount of any and all  federal,  state and local taxes  imposed on the Trust Fund or its assets or  transactions  including,  without  limitation,  (A)  "prohibited transaction"  penalty  taxes as  defined  in Section  860F of the Code,  if,  when and as the same shall be due and payable,  (B) any tax on  contributions  to a REMIC after the Closing Date  imposed by Section  860G(d) of the Code and (C) any tax on "net income from  foreclosure  property" as defined in Section  860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations  hereunder,  which breach constitutes negligence or willful misconduct of the Trustee.

SECTION 8.02.     CERTAIN MATTERS AFFECTING THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE.

(A)      Except as otherwise provided in Section 8.01:

(I)      The Trustee or  Supplemental  Interest  Trust Trustee,  as applicable,  may rely and shall be protected in acting or refraining  from acting upon any  resolution,  Officers'  Certificate,  certificate  of auditors or any other certificate,  statement,  instrument,  opinion,  report,  notice,  request, consent,  order,  appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(II)     The Trustee or  Supplemental  Interest  Trust  Trustee,  as  applicable,  may consult with counsel and any
                  Opinion of Counsel  shall be full and complete  authorization  and  protection  in respect of any action  taken or suffered or omitted by it hereunder  in good faith and in  accordance  with such
                  Opinion of Counsel;

(III)    The Trustee or  Supplemental  Interest  Trust  Trustee,  as  applicable,  shall be under no  obligation to exercise any of the trusts or powers vested in it by this  Agreement or to institute,  conduct or defend any litigation  hereunder or in relation hereto at the request,  order or direction of any
                  of  the  Certificateholders,   pursuant  to  the  provisions  of  this  Agreement,   unless  such
                  Certificateholders  shall have offered to the Trustee or Supplemental  Interest Trust Trustee, as
                  applicable,  reasonable  security or indemnity against the costs,  expenses and liabilities which may be  incurred  therein or  thereby;  nothing  contained  herein  shall,  however,  relieve the
                  Trustee of the  obligation,  upon the occurrence of an Event of Default (which has not been cured or waived),  to exercise  such of the rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise as a prudent  investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(IV)     The Trustee or  Supplemental  Interest Trust Trustee,  as applicable,  shall not be personally  liable for any action  taken,  suffered or omitted by it in good faith and  believed by it to be  authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(V)      Prior to the  occurrence of an Event of Default  hereunder and after the curing or waiver of all Events of
                  Default which may have occurred,  the Trustee shall not be bound to make any  investigation  into the facts or matters  stated in any  resolution,  certificate,  statement,  instrument,  opinion, report,  notice,  request,  consent,  order,  approval,  bond or other paper or document,  unless requested  in writing so to do by Holders of  Certificates  of any Class  evidencing,  as to such
                  Class,  Percentage  Interests,  aggregating  not less than 50%;  provided,  however,  that if the payment within a reasonable time to the Trustee of the costs,  expenses or liabilities  likely to be incurred by it in the making of such  investigation  is, in the  opinion of the  Trustee,  not reasonably  assured  to  the  Trustee  by  the  security  afforded  to it by the  terms  of  this
                  Agreement,  the Trustee may require  reasonable  indemnity against such expense or liability as a condition to so proceeding.  The reasonable  expense of every such  examination  shall be paid by the  Master  Servicer,  if an Event  of  Default  shall  have  occurred  and is  continuing,  and otherwise by the Certificateholder requesting the investigation;

(VI)     The Trustee or  Supplemental  Interest  Trust  Trustee,  as  applicable,  may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either  directly or by or through  agents or attorneys; and

(VII)    To the extent  authorized  under the Code and the  regulations  promulgated  thereunder,  each Holder of a
                  Class  R  Certificate  hereby  irrevocably   appoints  and  authorizes  the  Trustee  to  be  its
                  attorney-in-fact  for  purposes of signing any Tax Returns  required to be filed on behalf of the
                  Trust  Fund.  The  Trustee  shall  sign on behalf of the Trust  Fund and  deliver  to the  Master
                  Servicer  in a timely  manner any Tax  Returns  prepared  by or on behalf of the Master  Servicer that  the  Trustee  is  required  to  sign as  determined  by the  Master  Servicer  pursuant  to applicable  federal,  state or local tax laws,  provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(B)      Following the issuance of the  Certificates,  the Trustee shall not accept any  contribution  of assets to the Trust Fund unless  (subject to Section  10.01(f)) it shall have obtained or been  furnished  with an Opinion of
Counsel to the effect that such  contribution  will not (i) cause any portion of any REMIC  formed under the Series
Supplement  to fail to  qualify  as a REMIC at any time that any  Certificates  are  outstanding  or (ii) cause the
Trust Fund to be subject to any federal  tax as a result of such  contribution  (including  the  imposition  of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

SECTION 8.03.     TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

         The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee and Supplemental Interest Trust Trustee assume no responsibility for their correctness.  The Trustee and Supplemental Interest Trust Trustee make no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the
Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any
Mortgage Loan or related document, or of MERS or the MERS(R)System.  Except as otherwise provided herein, the
Trustee and Supplemental Interest Trust Trustee shall not be accountable for the use or application by the
Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master
Servicer.

SECTION 8.04.     TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE MAY OWN CERTIFICATES.

         The Trustee and Supplemental Interest Trust Trustee in their individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

SECTION 8.05.     MASTER SERVICER TO PAY TRUSTEE'S AND SUPPLEMENTAL INTEREST TRUST TRUSTEE'S FEES AND EXPENSES;
INDEMNIFICATION.

(A)      The Master Servicer  covenants and agrees to pay to the Trustee,  any co-trustee from time to time and the
Supplemental  Interest Trust Trustee, and the Trustee,  any co-trustee and the Supplemental  Interest Trust Trustee shall be entitled to,  reasonable  compensation  (which  shall not be limited by any  provision of law in regard to the  compensation  of a trustee of an express trust) for all services  rendered by each of them in the execution of the trusts  hereby  created and in the exercise and  performance  of any of the powers and duties  hereunder of the
Trustee,  any  co-trustee  and the  Supplemental  Interest  Trust  Trustee,  and the  Master  Servicer  will pay or reimburse the Trustee,  any co-trustee and the Supplemental  Interest Trust Trustee upon request for all reasonable expenses,  disbursements and advances incurred or made by the Trustee, any co-trustee or the Supplemental  Interest
Trust Trustee in accordance  with any of the  provisions of this Agreement  (including the reasonable  compensation and the  expenses  and  disbursements  of its  counsel  and of all persons  not  regularly  in its employ,  and the expenses incurred by the Trustee, any co-trustee or the Supplemental  Interest Trust Trustee in connection with the appointment of an office or agency  pursuant to Section 8.12) except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

(B)      The  Master  Servicer  agrees to  indemnify  the  Trustee  or  Supplemental  Interest  Trust  Trustee,  as
applicable,  for, and to hold the Trustee or Supplemental Interest Trust Trustee, as applicable,  harmless against, any loss,  liability or expense incurred without  negligence or willful misconduct on the Trustee's or Supplemental
Interest  Trust  Trustee's,  as  applicable,  part,  arising out of, or in  connection  with,  the  acceptance  and administration  of the Trust Fund or Supplemental  Interest Trust, as applicable,  including the costs and expenses
(including  reasonable  legal fees and  expenses)  of defending  itself  against any claim in  connection  with the exercise or performance of any of their  respective  powers or duties under this Agreement,  the Swap Agreement and the  Custodial  Agreement,  and the Master  Servicer  further  agrees to indemnify the Trustee for, and to hold the
Trustee  harmless  against,  any loss,  liability or expense arising out of, or in connection  with, the provisions set  forth  in the  second  paragraph  of  Section  2.01(c)  hereof,  including,  without  limitation,  all  costs, liabilities and expenses  (including  reasonable  legal fees and expenses) of  investigating  and defending  itself against any claim,  action or  proceeding,  pending or threatened,  relating to the  provisions of this  paragraph, provided that:

(i)      with respect to any such claim,  the Trustee shall have given the Master  Servicer  written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the
         Master Servicer in preparing such defense; and

(iii)    notwithstanding  anything in this Agreement to the contrary,  the Master  Servicer shall not be liable for settlement  of any claim by the Trustee  entered  into  without the prior  consent of the Master  Servicer which consent shall  not be unreasonably withheld.

              No termination  of this Agreement  shall affect the  obligations  of the Master  Servicer  created by this Section  8.05(b) to indemnify the Trustee or  Supplemental  Interest Trust Trustee,  as applicable,  under the conditions and to the extent set forth herein.

              Notwithstanding the foregoing,  the  indemnification  provided by the Master Servicer in this Section
8.05(b)  shall not be  available  (A) for any loss,  liability or expense of the Trustee or  Supplemental  Interest
Trust Trustee,  as applicable,  including the costs and expenses of defending  itself against any claim incurred in connection  with any actions taken by the Trustee or  Supplemental  Interest Trust Trustee,  as applicable,  at the direction of the  Certificateholders  pursuant to the terms of this  Agreement or (B) where the Trustee is required to indemnify the Master Servicer pursuant to Section 12.05(a).

SECTION 8.06.     ELIGIBILITY REQUIREMENTS FOR TRUSTEE.

         The Trustee  hereunder shall at all times be a corporation or a national  banking  association  having its principal  office in a state and city  acceptable to the Company and organized and doing business under the laws of such state or the United States of America,  authorized under such laws to exercise corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000  and subject to  supervision  or examination by federal or state  authority.  If such  corporation or national  banking  association  publishes  reports of condition at least annually,  pursuant to law or to the  requirements of the aforesaid  supervising or examining  authority,  then for the  purposes of this  Section the  combined  capital  and  surplus of such  corporation  shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of  condition  so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the  provisions of this Section,  the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         The Trustee and Supplemental  Interest Trust Trustee,  and any successors  thereto,  shall at all times be the same Person.

SECTION 8.07.     RESIGNATION AND REMOVAL OF THE TRUSTEE AND SUPPLEMENTAL INTEREST TRUST TRUSTEE.

(a)      The Trustee and Supplemental  Interest Trust Trustee,  together,  may at any time resign and be discharged from the trusts hereby  created by giving  written  notice  thereof to the Company.  Upon  receiving such notice of resignation,  the Company shall  promptly  appoint a successor  trustee and successor  supplemental  interest trust trustee by written  instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to the resigning
Trustee and one copy to the successor trustee.  If no successor trustee and successor  supplemental  interest trust trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation,  the resigning Trustee and Supplemental  Interest Trust Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee and successor supplemental interest trust trustee.

(b)      If at any time the Trustee  shall cease to be eligible in accordance  with the  provisions of Section 8.06 and shall fail to resign  after  written  request  therefor by the  Company,  or if at any time the  Trustee  shall become  incapable of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs  for the  purpose of  rehabilitation,  conservation  or  liquidation,  then the  Company  may remove the
Trustee  and  Supplemental  Interest  Trust  Trustee  and appoint a  successor  trustee by written  instrument,  in duplicate,  one  copy of  which  instrument  shall be  delivered  to the  Trustee  so  removed  and one copy to the successor  trustee.  In  addition,  in the event that the  Company  determines  that the  Trustee  or  Supplemental
Interest  Trust  Trustee,  as  applicable,  has  failed  (i)  to  distribute  or  cause  to be  distributed  to the
Certificateholders  any amount required to be distributed  hereunder,  if such amount is held by the Trustee or its
Paying  Agent  (other than the Master  Servicer or the  Company) or the  Supplemental  Interest  Trust  Trustee for
distribution or (ii) to otherwise  observe or perform in any material  respect any of its covenants,  agreements or obligations  hereunder,  and such failure shall  continue  unremedied  for a period of 5 days (in respect of clause
(i) above) or 30 days (in respect of clause (ii) above  other than any  failure to comply  with the  provisions  of
Article XII, in which case no notice or grace period shall be  applicable)  after the date on which written  notice of such failure,  requiring  that the same be remedied,  shall have been given to the Trustee by the Company,  then the Company may remove the Trustee and  Supplemental  Interest  Trust  Trustee and appoint a successor  trustee and successor  supplemental  interest  trust  trustee by written  instrument  delivered  as provided  in the  preceding sentence.  In connection  with the  appointment of a successor  trustee and successor  supplemental  interest trust trustee  pursuant  to the  preceding  sentence,  the  Company  shall,  on or  before  the  date on  which  any such appointment  becomes  effective,  obtain from each Rating Agency written  confirmation  that the appointment of any such successor  trustee and successor  supplemental  interest trust trustee will not result in the reduction of the ratings  on any Class of the  Certificates  below the  lesser  of the then  current  or  original  ratings  on such
Certificates.

(c)      The  Holders of  Certificates  entitled  to at least 51% of the Voting  Rights may at any time  remove the
Trustee  and  Supplemental  Interest  Trust  Trustee,  together,  and appoint a  successor  trustee  and  successor supplemental  interest trust trustee by written  instrument or instruments,  in triplicate,  signed by such Holders or their  attorneys-in-fact  duly  authorized,  one  complete  set of which  instruments  shall be delivered to the
Company,  one complete set to the Trustee and  Supplemental  Interest Trust Trustee so removed and one complete set to the successors so appointed.

(d)      Any  resignation or removal of the Trustee and  Supplemental  Interest Trust Trustee and  appointment of a successor  trustee and successor  supplemental  interest  trust trustee  pursuant to any of the  provisions of this
Section shall become effective upon acceptance of appointment by the successor  trustee and successor  supplemental interest trust trustee as provided in Section 8.08.

SECTION 8.08.     SUCCESSOR TRUSTEE AND SUCCESSOR SUPPLEMENTAL INTEREST TRUST TRUSTEE.

(a)      Any  successor  trustee  and  successor  supplemental  interest  trust  trustee  appointed  as provided in
Section 8.07 shall execute,  acknowledge and deliver to the Company and to its  predecessor  trustee or predecessor supplemental  interest trust trustee,  as applicable,  an instrument  accepting  such  appointment  hereunder,  and thereupon the  resignation  or removal of the  predecessor  trustee and  predecessor  supplemental  interest  trust trustee shall become effective and such successor trustee and successor  supplemental  interest trust trustee shall become effective and such successor trustee and successor  supplemental  interest trust trustee without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its predecessor  hereunder,  with the like effect as if  originally  named as trustee or  supplemental  interest  trust trustee  herein.  The  predecessor  trustee and  predecessor  supplemental  interest trust trustee shall deliver to the successor trustee and successor  supplemental  interest trust trustee,  as applicable,  all Custodial Files and related  documents  and  statements  held by it  hereunder  (other than any  Custodial  Files at the time held by a
Custodian,  which  shall  become  the agent of any  successor  trustee  hereunder),  and the  Company,  the  Master
Servicer,  predecessor trustee and predecessor  supplemental  interest trust trustee shall execute and deliver such instruments  and do such other  things as may  reasonably  be  required  for more fully and  certainly  vesting and confirming in the successor  trustee and successor  supplemental  interest  trust trustee all such rights,  powers, duties and obligations.

(b)      No successor  trustee or successor  supplemental  interest  trust  trustee  shall  accept  appointment  as provided in this Section unless at the time of such  acceptance (i) such successor  trustee shall be eligible under the provisions of Section 8.06, and (ii) such successor trustee and successor  supplemental  interest trust trustee shall be the same Person.

(c)      Upon  acceptance of appointment by a successor  trustee or successor  supplemental  interest trust trustee as provided in this  Section,  the Company  shall mail notice of the  succession  of such trustee and  supplemental interest trust trustee  hereunder to all Holders of  Certificates  at their  addresses as shown in the  Certificate
Register.  If the  Company  fails to mail such  notice  within  10 days  after  acceptance  of  appointment  by the successor  trustee and successor  supplemental  interest  trust  trustee,  the  successor  trustee shall cause such notice to be mailed at the expense of the Company.

SECTION 8.09.     MERGER OR CONSOLIDATION OF TRUSTEE.

         Any corporation or national banking  association  into which the Trustee and  Supplemental  Interest Trust
Trustee may be merged or converted or with which it may be  consolidated  or any  corporation  or national  banking association  resulting from any merger,  conversion or consolidation to which the Trustee and Supplemental Interest
Trust Trustee shall be a party, or any corporation or national  banking  association  succeeding to the business of the Trustee and  Supplemental  Interest  Trust  Trustee,  shall be the  successor  of the Trustee and  Supplemental
Interest Trust Trustee, as applicable,  hereunder,  provided such corporation or national banking association shall be eligible under the  provisions of Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the  contrary  notwithstanding.  The Trustee  shall mail  notice  of any such  merger or  consolidation  to the  Certificateholders  at their  address  as shown in the
Certificate Register.

SECTION 8.10.     APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.  (See Section 8.10 of the Standard Terms).

SECTION 8.11.     APPOINTMENT OF CUSTODIANS.  (See Section 8.11 of the Standard Terms.)

SECTION 8.12.     APPOINTMENT OF OFFICE OR AGENCY.  (See Section 8.12 of the Standard Terms).

SECTION 8.13.     SWAP AGREEMENT AND SB-AM SWAP AGREEMENT.

                  The  Supplemental  Interest  Trust Trustee is hereby  authorized and directed to, and agrees that it shall (a) enter into the Swap  Agreement  on behalf of the  Supplemental  Interest  Trust and (b) enter into the
SB-AM Swap  Agreement on behalf of (i) the Class A  Certificateholders  and Class M  Certificateholders  on the one
hand, and (ii) the Class SB Certificateholders on the other hand.

ARTICLE IX

                                                    TERMINATION

SECTION 9.01.     OPTIONAL PURCHASE BY THE MASTER SERVICER OF ALL  CERTIFICATES;  TERMINATION UPON PURCHASE BY THE
MASTER SERVICER OR LIQUIDATION OF ALL MORTGAGE LOANS.

(A)      Subject to Section 9.02,  the  respective  obligations  and  responsibilities  of the Company,  the Master
Servicer and the Trustee  created hereby in respect of the  Certificates  (other than the obligation of the Trustee to make  certain  payments  after the Final  Distribution  Date to  Certificateholders  and the  obligation  of the
Company to send certain  notices as  hereinafter  set forth) shall  terminate  upon the last action  required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(I)      the later of the final  payment or other  liquidation  (or any Advance with  respect  thereto) of the last
                  Mortgage  Loan  remaining  in the Trust Fund or the  disposition  of all property  acquired  upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(II)     the  purchase by the Master  Servicer of all Mortgage  Loans and all  property  acquired in respect of any
                  Mortgage  Loan  remaining in the Trust Fund at a price equal to the sum of (A) 100% of the unpaid principal  balance of each  Mortgage  Loan or, if less than such unpaid  principal  balance,  the fair  market  value of the related  underlying  property of such  Mortgage  Loan with  respect to
                  Mortgage  Loans as to which title has been  acquired if such fair market  value is less than such unpaid  principal  balance (net of any  unreimbursed  Advances  attributable to principal) on the day of  repurchase  plus  accrued  interest  thereon at the Net  Mortgage  Rate (or  Modified Net
                  Mortgage Rate in the case of any Modified  Mortgage Loan),  to, but not including,  the first day of the month in which such repurchase  price is distributed  and (B) any unpaid Swap  Termination
                  Payment payable to the Swap  Counterparty  (or any Swap  Termination  Payment payable to the Swap
                  Counterparty  as  a  result  of  the  exercise  of  the  option  provided  for  in  this  Section
                  9.01(a)(ii))),  provided,  however,  that in no event  shall the trust  created  hereby  continue beyond the  expiration  of 21 years from the death of the last  survivor  of the  descendants  of
                  Joseph P. Kennedy,  the late  ambassador  of the United States to the Court of St. James,  living on the date  hereof  and  provided  further  that the  purchase  price set forth  above  shall be increased as is necessary,  as determined by the Master Servicer,  to avoid  disqualification  of any portion of any REMIC  formed  under the Series  Supplement  as a REMIC.  The  purchase  price paid by the Master Servicer shall also include any amounts owed by Residential  Funding  pursuant to the last  paragraph  of Section 4 of the  Assignment  Agreement  in respect of any  liability, penalty or expense that resulted from a breach of the Compliance With Laws  Representation,  that remain unpaid on the date of such purchase.

         The right of the Master  Servicer  to  purchase  all the assets of the Trust Fund  pursuant to clause (ii)
above is conditioned  upon the Pool Stated  Principal  Balance as of the Final  Distribution  Date, prior to giving effect to  distributions  to be made on such  Distribution  Date,  being less than ten percent of the Cut-off  Date
Principal Balance of the Mortgage Loans.

         If such right is  exercised  by the Master  Servicer,  the  Master  Servicer  shall be deemed to have been reimbursed for the full amount of any  unreimbursed  Advances  theretofore  made by it with respect to the Mortgage
Loans.  In addition,  the Master Servicer shall provide to the Trustee the  certification  required by Section 3.15 and the Trustee and any Custodian shall,  promptly  following payment of the purchase price,  release to the Master
Servicer the Custodial  Files  pertaining to the Mortgage  Loans being  purchased.  No purchase  pursuant to clause
(ii) of this  Section  9.01(a) is  permitted  if a net  interest  margin  transaction  with respect to the Class SB
Certificates is outstanding unless the Underwriter consents in writing.

         In addition to the foregoing,  on any Distribution Date on which the Pool Stated Principal Balance,  prior to giving effect to  distributions  to be made on such  Distribution  Date, is less than ten percent of the Cut-off
Date  Principal  Balance of the  Mortgage  Loans,  the Master  Servicer  shall have the right,  at its  option,  to purchase the  Certificates  in whole,  but not in part, at a price equal to the outstanding  Certificate  Principal
Balance  of such  Certificates  plus the sum of Accrued  Certificate  Interest  thereon  for the  related  Interest
Accrual Period and any previously  unpaid  Accrued  Certificate  Interest.  If the Master  Servicer  exercises this right to purchase the  outstanding  Certificates,  the Master  Servicer  will  promptly  terminate  the  respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this Article IX.

(B)      The Master  Servicer  shall  give the  Trustee,  the  Supplemental  Interest  Trust  Trustee  and the Swap
Counterparty  (so long as the Swap  Agreement  has not  previously  been  terminated)  not less than 40 days  prior notice of the Distribution  Date on which (1) the Master Servicer  anticipates that the final  distribution will be made to  Certificateholders  as a result of the  exercise  by the  Master  Servicer  of its right to  purchase  the
Mortgage  Loans or on which (2) the Master  Servicer  anticipates  that the  Certificates  will be  purchased  as a result  of  the  exercise  by  the  Master  Servicer  to  purchase  the  outstanding  Certificates.  Notice  of any termination,  specifying the anticipated  Final  Distribution Date (which shall be a date that would otherwise be a
Distribution  Date) upon which the  Certificateholders  may  surrender  their  Certificates  to the  Trustee (if so required by the terms hereof) for payment of the final  distribution  and cancellation or notice of any purchase of the  outstanding  Certificates,  specifying  the  Distribution  Date upon which the  Holders  may  surrender  their
Certificates  to the Trustee for payment,  shall be given  promptly by the Master  Servicer,  or by the Trustee (in any  other  case) by  letter  to the  Certificateholders  (with a copy to the  Certificate  Registrar)  mailed  (or distributed  through the Depository with respect to any Book-Entry  Certificates) not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(I)      the anticipated  Final  Distribution  Date upon which final payment of the  Certificates is anticipated to be made upon  presentation  and surrender of  Certificates at the office or agency of the Trustee therein  designated where required  pursuant to this Agreement or, in the case of the purchase by the  Master  Servicer  of the  outstanding  Certificates,  the  Distribution  Date on which  such purchase is to be made,

(II)     the amount of any such final  payment,  or in the case of the  purchase of the  outstanding  Certificates, the purchase price, in either case, if known, and

(III)    that the Record Date otherwise  applicable to such  Distribution  Date is not applicable,  and in the case of the Senior  Certificates,  or in the case of all of the  Certificates  in connection  with the exercise by the Master Servicer of its right to purchase the  Certificates,  that payment will be made only upon  presentation  and  surrender of the  Certificates  at the office or agency of the
                  Trustee therein specified.

         If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the
Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the
Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the
Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above.  As a result of the exercise by the
Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an
Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate
Account in the name of the Trustee in trust for the registered holders of the Certificates, before the
Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the
Trustee.  The Trustee will withdraw from such account the amount specified in subsection (c) below.

(C)      In the case of the Senior  Certificates,  upon  presentation  and  surrender  of the  Certificates  by the
Certificateholders  thereof,  and in the case of the Class M Certificates,  upon  presentation and surrender of the
Certificates  by the  Certificateholders  thereof in  connection  with the  exercise by the Master  Servicer of its right to purchase  the  Certificates,  and  otherwise  in  accordance  with  Section  4.01(a),  the Trustee and the
Supplemental  Interest Trust Trustee,  as applicable,  shall  distribute to the  Certificateholders  (i) the amount otherwise  distributable on such  Distribution  Date, if not in connection with the Master  Servicer's  election to repurchase the assets of the Trust Fund or the outstanding  Certificates,  or (ii) if the Master  Servicer  elected to so repurchase the assets of the Trust Fund or the  outstanding  Certificates,  an amount  determined as follows:
(A) with  respect  to each  Certificate  the  outstanding  Certificate  Principal  Balance  thereof,  plus  Accrued
Certificate  Interest  for  the  related  Interest  Accrual  Period  thereon  and  any  previously  unpaid  Accrued
Certificate  Interest,  subject to the priority set forth in Section 4.02(a), (B) to the Swap Counterparty (without duplication  of amounts  payable to the Swap  Counterparty  on such date in accordance  with Section 4.02) any Swap
Termination  Payment  payable to the Swap  Counterparty  then  remaining  unpaid or which is due to the exercise of any early  termination  of the  Trust  Fund  pursuant  to this  Section  9.01 and (C) with  respect  to the Class R
Certificates,  any excess of the amounts  available for  distribution  (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount  distributed  under the immediately  preceding clause  (A).  Notwithstanding  the  reduction  of the  Certificate  Principal  Balance of any Class of  Subordinate
Certificates  to  zero,  such  Class  will  be  outstanding  hereunder  until  the  termination  of the  respective obligations and  responsibilities of the Company,  the Master Servicer and the Trustee hereunder in accordance with
Article IX.

(D)      (See Section 9.01(d) of the Standard Terms)

(E)      (See Section 9.01(e) of the Standard Terms)

SECTION 9.02.     ADDITIONAL TERMINATION REQUIREMENTS.  (See Section 9.02 of the Standard Terms)

SECTION 9.03.     TERMINATION OF MULTIPLE REMICS.  (See Section 9.03 of the Standard Terms)

ARTICLE X

                                                 REMIC PROVISIONS

SECTION 10.01.    REMIC ADMINISTRATION.  (See Section 10.01 of the Standard Terms.)

SECTION 10.02.    MASTER  SERVICER;  REMIC  ADMINISTRATOR  AND TRUSTEE  INDEMNIFICATION.  (See Section 10.02 of the
Standard Terms.)

SECTION 10.03.    DESIGNATION OF REMICS.

         The REMIC  Administrator  will make an election to treat the  segregated  pool of assets  described in the definition of REMIC I (as defined  herein)  (including the Mortgage Loans but excluding the  Supplemental  Interest
Trust Account, the Swap Agreement and the SB-AM Swap Agreement),  and subject to this Agreement,  as a REMIC (REMIC
I) for federal income tax purposes.  The REMIC  Administrator  will make an election to treat the  segregated  pool of assets  consisting of the REMIC I Regular  Interests as a REMIC (REMIC II) for federal income tax purposes.  The
REMIC  Administrator  will make an  election  to treat the  segregated  pool of assets  consisting  of the REMIC II
Regular  Interests as a REMIC (REMIC III) for federal  income tax purposes.  The REMIC  Administrator  will make an election to treat the segregated pool of assets  consisting of REMIC III Regular  Interests SB-PO,  SB-IO and IO as
a REMIC (REMIC IV) for federal income tax purposes.

         The REMIC I Regular  Interests will be "regular  interests" in REMIC I and the Class R-I Certificates will be the sole class of  "residual  interests"  in REMIC I for  purposes  of the REMIC  Provisions  under the  federal income tax law.

         The REMIC II Regular  Interests  will be "regular  interests" in REMIC II and the Class R-II  Certificates will be the sole class of "residual  interests" in REMIC II for purposes of the REMIC  Provisions under the federal income tax law.

         The REMIC III Regular Interests will be the "regular  interests" in REMIC III, ownership of which,  except in the case of REMIC III Regular  Interests  SB-IO,  SB-PO and IO, will be represented by the Class A Certificates,
Class M-1  Certificates,  Class  M-2  Certificates,  Class M-3  Certificates,  Class  M-4  Certificates,  Class M-5
Certificates,  Class M-6 Certificates and Class M-7 Certificates,  and the Class R-III  Certificates will represent the sole class of "residual  interests" in REMIC III for purposes of the REMIC  Provisions under federal income tax law.

         The REMIC IV Regular  Interests  will be the "regular  interests" in REMIC IV,  ownership of which will be represented  by the  Class SB  Certificates,  and the Class  R-X  Certificates  will  represent  the sole  class of
"residual interests" in REMIC IV for purposes of the REMIC Provisions under federal income tax law.

SECTION 10.04.    DISTRIBUTIONS  ON THE  UNCERTIFICATED  REMIC  REGULAR  INTERESTS.  (See  Section  4.02(c) of this
Series Supplement.)

SECTION 10.05.    COMPLIANCE WITH WITHHOLDING REQUIREMENTS.

         Notwithstanding  any other  provision of this  Agreement,  the Trustee or any Paying Agent, as applicable, shall  comply with all federal  withholding  requirements  respecting  payments  to  Certificateholders,  including interest  or  original  issue  discount  payments or advances  thereof  that the  Trustee or any Paying  Agent,  as applicable,  reasonably  believes are  applicable  under the Code. The consent of  Certificateholders  shall not be required for such  withholding.  In the event the Trustee or any Paying  Agent,  as  applicable,  does withhold any amount from interest or original issue discount payments or advances thereof to any  Certificateholder  pursuant to federal  withholding  requirements,  the Trustee or any Paying  Agent,  as  applicable,  shall  indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

SECTION 10.06.    GRANTOR TRUST PROVISIONS.

(A)      It is intended that the  Supplemental  Interest  Trust be classified  for federal income tax purposes as a grantor  trust  under  Subpart  E,  part I of  subchapter  J of  chapter  1 of the  Code,  of  which  the  Class SB
Certificateholders  are owners,  rather than a partnership,  an  association  taxable as a corporation or a taxable mortgage  pool;  and the powers granted and  obligations  undertaken in this Agreement  shall be construed so as to further such intent.

(B)      The REMIC  Administrator  shall  prepare or cause to be prepared all of the Tax Returns that it determines are required  with respect to the  Supplemental  Interest  Trust and deliver such Tax Returns in a timely manner to the  Supplemental  Interest Trust  Trustee,  and if required by applicable  law and as directed,  the  Supplemental
Interest  Trust Trustee  shall sign and file such Tax Returns in a timely  manner.  The expenses of preparing  such
Tax Returns  shall be borne by the REMIC  Administrator  without  any right of  reimbursement  therefor.  The REMIC
Administrator  agrees to indemnify and hold harmless the  Supplemental  Interest  Trust Trustee with respect to any tax or liability  arising from the Supplemental  Interest Trust Trustee's  signing of such Tax Returns that contain errors or omissions.  The  Supplemental  Interest Trust Trustee and the Master Servicer shall promptly  provide the
REMIC  Administrator  with such  information  as the REMIC  Administrator  may from  time to time  request  for the purpose of enabling the REMIC Administrator to prepare such Tax Returns.

(C)      Each Class SB  Certificateholder  shall  provide  the  appropriate  tax  certification  to the Trustee and
Supplemental  Interest  Trust  Trustee to enable the Trust to make  payments on the Class SB  Certificates  without withholding or backup withholding taxes. Each Class SB  Certificateholder  agrees to update or replace such form or certification  in  accordance  with its terms or its  subsequent  amendments  and  consents to the  delivery by the
Supplemental  Interest Trust Trustee to the Swap  Counterparty of any such  certification.  Such  certification may include Form W-8BEN,  Form  W-8IMY,  Form W-9 or Form W-8ECI or any  successors  to such IRS forms.  Any  purported sales or  transfers  of any Class SB  Certificate  to a  transferee  which does not comply with these  requirements shall be deemed null and void under the  Agreement.  The  Supplemental  Interest  Trust  Trustee  and the  Trustee,
respectively,  shall  not be  liable  for the  completeness,  accuracy,  content  or  truthfulness  of any such tax certification  provided to it. The  Supplemental  Interest  Trust Trustee and the Trustee shall only be required to forward any tax  certification  received by it to the Swap  Counterparty at the last known address  provided to it, and shall not be liable for the  receipt of such tax  certification  by the Swap  Counterparty,  nor any failure of the Swap  Counterparty to process such  certification or to take any action as required under the Swap Agreement or under  applicable  law. The  Supplemental  Interest Trust Trustee and the Trustee shall have no duty to take action to correct  any  misstatement  or  omission  in any tax  certification  provided  to it and  forwarded  to the Swap
Counterparty.

(D)      The Supplemental  Interest Trust Trustee,  on behalf of the Supplemental  Interest Trust,  upon receipt of the requisite tax  identification  number from the appropriate  taxing authority,  (i) shall execute,  if required, and deliver a United States Internal Revenue Service Form W-9 or successor  applicable  form, or other  appropriate
United States tax forms as may be required to prevent  withholding or backup  withholding  taxes on payments to the
Supplemental  Interest Trust under the Swap Agreement,  to the Swap  Counterparty on or before the later of (A) the first payment date under the Swap Agreement and (B) the date the  Supplemental  Interest Trust Trustee receives the tax  identification  number,  and  thereafter  prior  to  the  expiration  or  obsolescence  of  such  form  if the
Supplemental  Interest  Trust  Trustee is notified in writing or otherwise  has actual  knowledge  thereof and (ii)
shall,  if  requested  by the Swap  Counterparty,  deliver to the Swap  Counterparty  promptly  upon  receipt  each
certification  received  from  the  Class  SB  Certificateholders   pursuant  to  Section  10.06(c).  If  such  tax
identification  number is obtained by the REMIC  Administrator,  the Form W-9 or equivalent  form as required shall be  executed,  if  required,  and  delivered  by the  REMIC  Administrator  to the same  extent as set forth in the foregoing sentence, if permitted by applicable law.

ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

SECTION 11.01.    AMENDMENT.

(A)      (See Section 11.01(a) of the Standard Terms)

(B)      (See Section 11.01(b) of the Standard Terms)

(C)      (See Section 11.01(c) of the Standard Terms)

(D)      (See Section 11.01(d) of the Standard Terms)

(E)      (See Section 11.01(e) of the Standard Terms)

(F)      Notwithstanding  anything to the contrary set forth in Section  11.01 (b), (c), (d) and (e), any amendment of  Sections  4.02(c)(viii),  4.09,  9.01  and  11.01 of this  Agreement  shall  require  the  consent  of the Swap
Counterparty as a third party beneficiary of such sections.

SECTION 11.02.    RECORDATION OF AGREEMENT; COUNTERPARTS.  (See Section 11.02 of the Standard Terms.)

SECTION 11.03.    LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.  (See Section 11.03 of the Standard Terms.)

SECTION 11.04.    GOVERNING LAW.  (See Section 11.04 of the Standard Terms.)

SECTION 11.05.    NOTICES.  All  demands  and  notices  hereunder  shall be in writing  and shall be deemed to have been duly given if personally  delivered at or mailed by registered  mail,  postage  prepaid (except for notices to the  Trustee  which shall be deemed to have been duly given only when  received),  to the  appropriate  address for each  recipient  listed in the table below or, in each case,  such other  address as may  hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

RECIPIENT                                     ADDRESS
--------------------------------------------- ------------------------------------------------------------------------
Company                                       8400 Normandale Lake Boulevard
                                              Suite 250
                                              Minneapolis, Minnesota  55437
                                              Attention:  President
--------------------------------------------- ------------------------------------------------------------------------
Master Servicer                               2255 N. Ontario Street, Suite 400
                                              Burbank, California 91504-2130
                                              Attention:  Managing Director/Master Servicing
--------------------------------------------- ------------------------------------------------------------------------
Trustee                                       Corporate Trust Office
                                              1761 East St. Andrew Place
                                              Santa Ana, California 92705-4934,
                                              Attention:  Residential Accredit Loans, Inc. Series 2007-QH1

                                              The Trustee designates its offices located at DB Services Tennessee,
                                              648 Grassmere Park Road, Nashville, TN 37211-3658, Attn: Transfer
                                              Unit, for the purposes of Section 8.12 of the Standard Terms
--------------------------------------------- ------------------------------------------------------------------------
Moody's Investors Service, Inc.               99 Church Street, 4th Floor
                                              New York, New York 10004
--------------------------------------------- ------------------------------------------------------------------------
Standard & Poor's Ratings Services, a         55 Water Street
division of The McGraw-Hill Companies, Inc.   41st Floor
                                              New York, New York 10041
--------------------------------------------- ------------------------------------------------------------------------
Bear Stearns Financial Products Inc.          383 Madison Avenue
                                              New York, New York 10179
--------------------------------------------- ------------------------------------------------------------------------

Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first class mail,  postage prepaid, at the address of such Holder as shown in the Certificate  Register.  Any notice so mailed within the time prescribed  in this  Agreement  shall  be  conclusively  presumed  to have  been  duly  given,  whether  or not the
Certificateholder receives such notice.

SECTION 11.06.    REQUIRED NOTICES TO RATING AGENCY AND SUBSERVICER.  (See Section 11.06 of the Standard Terms.)

SECTION 11.07.    SEVERABILITY OF PROVISIONS.  (See Section 11.07 of the Standard Terms.)

SECTION 11.08.    SUPPLEMENTAL PROVISIONS FOR RESECURITIZATION.  (See Section 11.08 of the Standard Terms.)

SECTION 11.09.    ALLOCATION OF VOTING RIGHTS.

         98.0% of all of the Voting Rights shall be allocated  among Holders of the Class A Certificates  and Class
M Certificates,  in proportion to the outstanding Certificate Principal Balances of their respective  Certificates;
1.0% of all Voting  Rights shall be allocated  among the Holders of Class SB  Certificates;  and 1.0% of all of the
Voting  Rights shall be allocated  to the Holders of each Class of the Class R-I,  Class R-II,  R-III and Class R-X
Certificates;  in each  case to be  allocated  among  the  Certificates  of such  Class in  accordance  with  their respective Percentage Interests.

SECTION 11.10.    NO PETITION.

         The  Company,   Master   Servicer  and  the  Trustee,   by  entering   into  this   Agreement,   and  each
Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any  institution  against the Trust Fund of, any  bankruptcy  proceedings  under any United States  federal or state  bankruptcy or similar law in connection  with any  obligation  with respect to the Certificates or this Agreement.

ARTICLE XII

                                           COMPLIANCE WITH REGULATION AB

                                      (See Article XII of the Standard Terms)

         IN WITNESS  WHEREOF,  the  Company,  the Master  Servicer  and the Trustee  have caused  their names to be signed hereto by their respective  officers  thereunto duly authorized and their respective  seals,  duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                             RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                                             By: /s/ Jeffrey Blaschko
                                                             Name:    Jeffrey Blaschko
                                                             Title:   Vice President
Attest: ___/s/Joseph Orning__________
         Name:    Joseph Orning
         Title:   Associate

                                                             RESIDENTIAL FUNDING COMPANY, LLC
[Seal]

                                                             By:  /s/Joseph Orning
                                                             Name:    Joseph Orning
                                                             Title:   Associate
Attest: _/s/Jeffrey Blaschko _____________
         Name:     Jeffrey Blaschko
         Title:   Vice President

                                                             DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]

                                                             By:  /s/
                                                             Name:
                                                             Title: Authorized Signer

                                                             By: /s/
                                                             Name:
                                                             Title:
Attest: _/s/______________
         Name:
         Title:   Authorized Signer

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

         On the 30th day of January,  2007 before me, a notary  public in and for said State,  personally  appeared
Jeffrey  Blaschko known to me to be a Vice President of Residential  Accredit Loans,  Inc., one of the corporations that  executed  the within  instrument,  and also known to me to be the  person who  executed  it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                     /s/ ___________________________
                                                              Notary Public
[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

         On the 30th day of January,  2007 before me, a notary  public in and for said State,  personally  appeared
Joseph Orning known to me to be a(n) Associate of Residential  Funding Company,  LLC, one of the corporations  that executed  the  within  instrument,  and  also  known to me to be the  person  who  executed  it on  behalf  of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     /s/______________________________
                                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF ORANGE                    )

         On the 30th day of January,  2007 before me, a notary  public in and for said State,  personally  appeared
__________________  known to me to be a(n)  __________________  of DEUTSCHE  BANK TRUST COMPANY  AMERICAS,  the New
York banking  corporation that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking  corporation  executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     /s/ ______________________________
                                                              Notary Public
[Notarial Seal]

STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF ORANGE                    )

         On the 30th day of January,  2007 before me, a notary  public in and for said State,  personally  appeared
____________  known to me to be a(n)  ___________  of DEUTSCHE  BANK TRUST COMPANY  AMERICAS,  the New York banking corporation  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto  set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                     /s/ _______________________________
                                                              Notary Public
[Notarial Seal]

                                                    EXHIBIT ONE

                                              MORTGAGE LOAN SCHEDULE

                                                (On file with RFC)

                                                    EXHIBIT TWO

                                           INFORMATION TO BE INCLUDED IN
                                        MONTHLY DISTRIBUTION DATE STATEMENT

         (i) the applicable Record Date, Determination Date and Distribution Date, and the date on which the applicable interest accrual period commenced;

         (ii) the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

         (iii) the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

         (iv) the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

         (v) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the
         Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing
         Principal Prepayments;

         (vi) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

         (vii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

         (viii) the aggregate Certificate Principal Balance of each Class of Certificates, before and after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

         (ix)  the aggregate Certificate Principal Balance of each of the Class A, Class M and Class SB
         Certificates as of the Closing Date.

         (x) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

         (xi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

         (xii) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date and the number of Mortgage Loans at the beginning and end of the related Due Period;

         (xiii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and Stated
         Principal Balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and Stated Principal Balances of Mortgage Loans that are in foreclosure;

         (xiv) the aggregate amount of Realized Losses for such Distribution Date;

         (xv) the amount, terms and general purpose of any Advance by the Master Servicer pursuant to Section
         4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

         (xvi) any material modifications, extensions or waivers to the terms of the Mortgage Loans during the
         Due Period or that have cumulatively become material over time;

         (xvii) any material breaches of Mortgage Loan representations or warranties or covenants in the
         Agreement.

         (xviii) the number, stated and aggregate principal balance of any REO Properties;

         (xix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of
         Certificates, after giving effect to the distribution made on such Distribution Date;

         (xx) the Pass-Through Rates on each Class of Certificates, the Net WAC Cap Rate and the Available Funds
         Rate for such Distribution Date, separately identifying LIBOR for such Distribution Date;

                  (xxi) the Basis Risk Shortfall and Interest Carryforward Amount, if any, for each Class of
         Certificates, and Prepayment Interest Shortfalls;

         (xxii) the related Senior Enhancement Percentage for such Distribution Date;

         (xxiii) the Overcollateralization Amount and Required Overcollateralization Amount following such
         Distribution Date;

         (xxiv)  the occurrence of the Stepdown Date, and the aggregate amount of Realized Losses since the
         Cut-off Date for the Mortgage Loans;

         (xxv) the occurrence of the Credit Support Depletion Date;

         (xxvi) the aggregate amount of any recoveries on previously foreclosed loans from Sellers; and

         (xxvii) the amount of any Net Swap Payment payable to the Trustee on behalf of the Trust, any Net Swap
         Payment payable to the Swap Counterparty, any Swap Termination Payment payable to the Trustee on behalf of the Trust and any Swap Termination Payment payable to the Swap Counterparty.

         In the case of  information  furnished  pursuant to clauses  (v)(a) and (vi) above,  the amounts  shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

         The  Trustee's  internet  website  will  initially  be located  at  www.tss.db.com/invr.  To receive  this statement via first class mail, telephone the trustee at (800) 735-7777.

                                                   EXHIBIT THREE

                                      STANDARD TERMS OF POOLING AND SERVICING
                                      AGREEMENT DATED AS OF DECEMBER 1, 2006

                                                   EXHIBIT FOUR

                                            SWAP AGREEMENT DATED AS OF
                                                 JANUARY 30, 2007

                                              (PROVIDED UPON REQUEST)

                                                   EXHIBIT FIVE

                                 SB-AM SWAP AGREEMENT DATED AS OF JANUARY 30, 2007

                                              (PROVIDED UPON REQUEST)

                                                    EXHIBIT SIX

                               FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

         Euroclear                                            Cedel, societe anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B-1210 Brussels, Belgium                             L-1331 Luxembourg

                  Re: RESIDENTIAL ACCREDIT LOANS, INC., Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
                  2007-QH1,  Class SB, issued  pursuant to the Series  Supplement,  dated as of January 1, 2007, to the  Standard  Terms of Pooling and  Servicing  Agreement,  dated as of  December 1, 2006,  among
                  RESIDENTIAL  ACCREDIT LOANS,  INC.,  RESIDENTIAL  FUNDING  COMPANY,  LLC, AND DEUTSCHE BANK TRUST
                  COMPANY AMERICAS, as Trustee
                  (the "Certificates").

         This is to certify that as of the date hereof and except as set forth below,  the  beneficial  interest in the  Certificates  held by you for our  account is owned by persons  that are not U.S.  persons (as defined in Rule
901 under the Securities Act of 1933, as amended).

         The  undersigned  undertakes  to advise you  promptly by tested telex on or prior to the date on which you intend  to submit  your  certification  relating  to the  Certificates  held by you in which  the  undersigned  has acquired,  or intends to acquire,  a  beneficial  interest in  accordance  with your  operating  procedures  if any applicable  statement  herein is not  correct on such date.  In the  absence  of any such  notification,  it may be assumed that this certification applies as of such date.

         [This  certification  excepts  beneficial  interests in and does not relate to U.S.  $_________  principal amount of the  Certificates  appearing  in your books as being held for our  account but that we have sold or as to which we are not yet able to certify.]

         We understand  that this  certification  is required in  connection  with certain  securities  laws in the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated: ___________________________ ,*/      By: _____________________________________,
                                            Account Holder

_______________________________
*        Certification  must be  dated  on or  after  the  15th  day  before  the  date of the  Euroclear  or Cedel certificate to which this certification releases.

                                                   EXHIBIT SEVEN

                               FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

         DB Services Tennessee
         648 Grassmere Park Road
         Nashville, TN 37211-3658
         Attn:  Transfer Unit

         Re:      RESIDENTIAL  ACCREDIT  LOANS,  INC.,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
                  2007-QH1,  Class SB, issued  pursuant to the Series  Supplement,  dated as of January 1, 2007, to the  Standard  Terms of Pooling and  Servicing  Agreement,  dated as of  December 1, 2006,  among
                  RESIDENTIAL  ACCREDIT LOANS,  INC.,  RESIDENTIAL  FUNDING  COMPANY,  LLC, and DEUTSCHE BANK TRUST
                  COMPANY AMERICAS, as Trustee (the "Certificates").

         This is to certify that, based solely on  certifications  we have received in writing,  by tested telex or by  electronic  transmission  from member  organizations  appearing in our records as persons  being  entitled to a portion of the principal amount set forth below (our "Member  Organizations") as of the date hereof,  $____________
principal  amount of the  Certificates  is owned by persons  (a) that are not U.S.  persons (as defined in Rule 901 under the Securities Act of 1933. as amended (the  "Securities  Act")) or (b) who purchased their  Certificates (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

         We further certify (a) that we are not making  available  herewith for exchange any portion of the related
Temporary  Regulation S Global Class SB  Certificate  excepted in such  certifications  and (b) that as of the date hereof  we have not  received  any  notification  from  any of our  Member  Organizations  to the  effect  that the statements  made by them with  respect to any portion of the part  submitted  herewith  for  exchange are no longer true and cannot be relied upon as of the date hereof

         We understand  that this  certification  is required in  connection  with certain  securities  laws of the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date: ____________________ *                Yours faithfully,

* To be dated no earlier                    By: _______________________________________
than the Effective Date.                    Morgan Guaranty Trust Company of New York, Brussels Office, as
                                            Operator of the Euroclear Clearance System
                                            Cedel, societe anonyme

                                                   EXHIBIT EIGHT

                                                      FORM OF
                                        CERTIFICATE TO BE GIVEN BY TRANSFEREE
                                      OF BENEFICIAL INTEREST IN A REGULATION S
                                               BOOK-ENTRY CERTIFICATE

         Euroclear                                            Cedel, societe anonyme
         151 Boulevard Jacqmain                               67 Boulevard Grand-Duchesse Charlotte
         B- 1210 Brussels, Belgium                            L- 1331 Luxembourg

                  Re:      RESIDENTIAL  ACCREDIT LOANS,  INC.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
                           Series  2007-QH1,  Class SB, issued pursuant to Series  Supplement,  dated as of January
                           1,  2007,  to the  Standard  Terms  of  Pooling  and  Servicing  Agreement,  dated as of
                           December 1, 2006, among RESIDENTIAL  ACCREDIT LOANS, INC.,  RESIDENTIAL FUNDING COMPANY,
                           LLC, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (the "Certificates").

         This is to certify  that as of the date hereof,  and except as set forth below,  for purposes of acquiring a beneficial  interest in the Certificates,  the undersigned  certifies that it is not a U.S. person (as defined in
Rule 901 under the Securities Act of 1933, as amended).

         The  undersigned  undertakes  to advise you  promptly by tested telex on or prior to the date on which you intend to submit your  certification  relating to the Certificates held by you in which the undersigned  intends to acquire a beneficial  interest in accordance with your operating  procedures if any applicable  statement herein is not  correct on such date.  In the  absence of any such  notification,  it may be assumed  that this  certification applies as of such date.

         We understand  that this  certification  is required in  connection  with certain  securities  laws in the
United States of America.  If  administrative  or legal  proceedings are commenced or threatened in connection with which this certification is or would be relevant,  we irrevocably  authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated: _______________                      By:   ___________________________

                                                   EXHIBIT NINE

                                                      FORM OF
                                        TRANSFER CERTIFICATE FOR EXCHANGE OR
                                      TRANSFER FROM 144A BOOK-ENTRY CERTIFICATE
                                       TO REGULATION S BOOK-ENTRY CERTIFICATE

DB Services Tennessee
648 Grassmere Park Road
Nashville, TN 37211-3658
Attn: Transfer Unit

         Re:      RESIDENTIAL  ACCREDIT  LOANS,  INC.,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series
                  2007-QH1,  Class SB, issued  pursuant to the Series  Supplement,  dated as of January 1, 2007, to the  Standard  Terms of Pooling and  Servicing  Agreement,  dated as of  December 1, 2006,  among
                  RESIDENTIAL  ACCREDIT LOANS,  INC.,  RESIDENTIAL  FUNDING  COMPANY,  LLC, and DEUTSCHE BANK TRUST
                  COMPANY AMERICAS, as Trustee (the "Certificates").

         Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

         This letter relates to U.S.  $____________  principal amount of Certificates that are held as a beneficial interest  in the  144A  Book-Entry  Certificate  (CUSIP  No.  ________)  with DTC in the  name of  [insert  name of transferor]  (the  "Transferor").  The Transferor has requested an exchange or transfer of the beneficial  interest for an interest in the  Permanent  Regulation S Global Class SB  Certificate  (CUSIP No.  ________) to be held with
[Euroclear] [Cedel] through DTC.

         In connection  with the request and in receipt of the  Certificates,  the  Transferor  does hereby certify that the exchange or transfer has been  effected in  accordance  with the  transfer  restrictions  set forth in the
Agreement and the Certificates and:

                  (a)      pursuant to and in accordance  with  Regulation S under the  Securities  Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor does hereby certify that:

                           (i)      the  offer of the  Certificates  was not made to a U.S.  Person as  defined  in
                  Regulation  S  under  the  Securities  Act  that  purchased  the   Certificates  in  an  Offshore
                  Transaction  as defined in Regulation S under the Securities  Act and  understands  that the sale of the  Certificates  to it is being made in  reliance  on the  exemption  from the  registration requirements of the Securities Act provided by Regulation S thereunder,

                           [(ii)    at the time the buy  order was  originated,  the  transferee  was  outside  the
                  United  States of  America or the  Transferor  and any  person  acting on its  behalf  reasonably believed that the transferee was outside the United States of America,

                           (ii)     the  transaction  was executed in, on or through the facilities of a designated offshore  securities  market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States of America,]**/

                           (iii)    no  directed   selling  efforts  have  been  made  in   contravention   of  the
                  requirements of Rule 903(b) or 904(b) of Regulation 5, as applicable,

                           (iv)     the  transaction  is not part of a plan or  scheme  to evade  the  registration requirements of the Securities Act, and

                  (b)      with respect to  transfers  made in reliance on Rule 144 under the  Securities  Act, the
         Transferor does hereby certify that the Certificates are being  transferred in a transaction  permitted by
         Rule 144 under the Securities Act.

         This  certification  and the statements  contained herein are made for your benefit and the benefit of the issuer and the [placement agent].

                                                              [Insert name of Transferor]

Date:_________________________               By:________________________________
                                             Title:

______________________________
**       Insert  one of these two  provisions,  which  come  from the  definition  of  "offshore  transactions"  in
         Regulation S.

                                                    EXHIBIT TEN

                                                       FORM OF
                                       INITIAL PURCHASER EXCHANGE INSTRUCTIONS

Depository Trust Company
55 Water Street
50th Floor
New York, New York 10041

                  Re:      RESIDENTIAL  ACCREDIT LOANS,  INC.,  Mortgage  Asset-Backed  Pass-Through  Certificates,
                           Series  2007-QH1,  Class SB,  issued  pursuant  to the  Series  Supplement,  dated as of
                           January 1, 2007, to the Standard Terms of Pooling and Servicing  Agreement,  dated as of
                           December 1, 2006, among RESIDENTIAL  ACCREDIT LOANS, INC.,  RESIDENTIAL FUNDING COMPANY,
                           LLC, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee (the "Certificates")

         Pursuant to Section 5.02(g) of the Agreement,  ________________________  (the "Initial  Purchaser") hereby requests  that  $______________  aggregate  principal  amount of the  Certificates  held by you for our account and represented  by the  Temporary  Regulation S Global Class SB  Certificate  (CUSIP No.  ________) (as defined in the
Agreement) be exchanged for an equal  principal  amount  represented  by the Rule 144A Global Class SB  Certificate
(CUSIP No. _______) to be held by you for our account.

Date: ____________________                          [Initial Purchaser]

                                                     By:_______________________________
                                                     Title:

                                                 EXHIBIT ELEVEN-A

                                FORM OF RULE 144A GLOBAL CLASS SB-[__] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS A  CERTIFICATES  AND  CLASS  M
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH INTERESTS IN THE SWAP AGREEMENT AND THE SB-AM SWAP AGREEMENT.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS
THAT  TRANSFER  IS MADE  PURSUANT  TO AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE 1933  ACT,  AND  EFFECTIVE
REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE  STATE SECURITIES LAWS, OR IS MADE IN A TRANSACTION THAT DOES NOT
REQUIRE  SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE  AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS
CERTIFICATE OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE THE UNITED STATES
TO ENTITIES WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN  RELIANCE
ON RULE 144A UNDER THE 1933 ACT ("RULE  144A") TO A  QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT
IS  ACQUIRING  THIS  CERTIFICATE  OR INTEREST  HEREIN FOR ITS OWN  ACCOUNT OR FOR THE ACCOUNT OF ANOTHER  QUALIFIED
INSTITUTIONAL BUYER.

         EACH  HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED  AND AGREED  THAT  (I) IT IS (A) A
QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING  THIS  CERTIFICATE  FOR ITS OWN  INSTITUTIONAL  ACCOUNT OR FOR THE
ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS  ACQUIRING  THIS
CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  AND (II) IT UNDERSTANDS THAT THIS CERTIFICATE
IS BEING  TRANSFERRED TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC OFFERING WITHIN THE MEANING OF THE 1933 ACT,
AND THAT, IF IN THE FUTURE IT DECIDES TO RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE,  THIS CERTIFICATE
MAY BE RESOLD,  PLEDGED OR  TRANSFERRED  ONLY IN ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS AND (A) IN A
TRANSACTION  MEETING THE REQUIREMENTS OF RULE 144A, TO A PERSON THAT THE SELLER REASONABLY  BELIEVES IS A QUALIFIED
INSTITUTIONAL  BUYER  THAT  PURCHASES  FOR ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON
RULE 144A, OR (B) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION SHALL,
AND BY ACCEPTANCE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO, INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE
MASTER SERVICER AND THE CERTIFICATE  REGISTRAR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE
OR OTHER  DISPOSITION  IS NOT SO  EXEMPT OR IS NOT MADE IN  ACCORDANCE  WITH SUCH  FEDERAL  AND STATE  LAWS AND THE
AGREEMENT.

         NO TRANSFER OF ANY CLASS SB  CERTIFICATE  SHALL BE MADE UNLESS THE  PROPOSED  TRANSFEREE  OF SUCH CLASS SB
CERTIFICATE  PROVIDES  TO THE TRUSTEE  THE  APPROPRIATE  TAX  CERTIFICATION  FORM  (I.E.,  IRS FORM W-9 OR IRS FORM
W-8BEN,  W-8IMY,  W-8EXP OR W-8ECI,  AS APPLICABLE (OR ANY SUCCESSOR FORM THERETO)) AND AGREES TO UPDATE SUCH FORMS
(I) UPON EXPIRATION OF ANY SUCH FORM, (II) AS REQUIRED UNDER THEN  APPLICABLE U.S.  TREASURY  REGULATIONS AND (III)
PROMPTLY UPON LEARNING THAT SUCH FORM HAS BECOME  OBSOLETE OR  INCORRECT,  AS A CONDITION TO SUCH  TRANSFER.  UNDER
THE AGREEMENT,  UPON RECEIPT OF ANY SUCH TAX CERTIFICATION FORM FROM A TRANSFEREE OF ANY CLASS SB CERTIFICATE,  THE
TRUSTEE  (INCLUDING IN ITS CAPACITY AS  SUPPLEMENTAL  INTEREST TRUST TRUSTEE) SHALL FORWARD SUCH TAX  CERTIFICATION
FORM PROVIDED TO IT TO THE SWAP  COUNTERPARTY.  EACH HOLDER OF A CLASS SB CERTIFICATE AND EACH  TRANSFEREE  THEREOF
SHALL BE DEEMED TO HAVE CONSENTED TO THE TRUSTEE  FORWARDING TO THE SWAP  COUNTERPARTY  ANY SUCH TAX  CERTIFICATION
FORM IT HAS PROVIDED AND UPDATED IN ACCORDANCE WITH THESE TRANSFER  RESTRICTIONS.  ANY PURPORTED SALES OR TRANSFERS
OF ANY CLASS SB  CERTIFICATE  TO A TRANSFEREE  WHICH DOES NOT COMPLY WITH THESE  REQUIREMENTS  SHALL BE DEEMED NULL
AND VOID UNDER THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement                      Percentage Interest: 100.00%
and Cut-off Date:  January 1, 2007
First Distribution Date:  February 26, 2007                  Aggregate Initial Notional Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
RESIDENTIAL FUNDING COMPANY, LLC                             of this Class SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2007-QH1

                  evidencing a percentage interest in the distributions allocable to the
                  Class SB-[_] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans on one- to four-family residential properties sold by RESIDENTIAL ACCREDIT LOANS
                  INCORPORATED

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in RESIDENTIAL  ACCREDIT LOANS  INCORPORATED,  the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by RESIDENTIAL  ACCREDIT LOANS  INCORPORATED,  the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that CEDE & CO. is the  registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of adjustable  interest  rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by
RESIDENTIAL  ACCREDIT LOANS  INCORPORATED  (hereinafter  called the "Depositor,"  which term includes any successor entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing
Agreement dated as specified  above (the  "Agreement")  among the Depositor,  the Master Servicer and Deutsche Bank
Trust Company Americas,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used  herein  have the  meanings assigned  in the  Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms,  provisions  and conditions  of the  Agreement,  to which  Agreement  the  Holder of this  Certificate  by virtue of the  acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to
Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Notional Amount of this Class SB-[_]
Certificate as of any date of  determination  will be calculated as described in the Agreement.  This  Class SB-[_]
Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its
Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that either such transferee is not an employee  benefit plan or other plan or  arrangement  subject to the  prohibited  transaction  provisions of the Employee  Retirement  Income
Security  Act of 1974,  as amended  ("ERISA"),  or Section  4975 of the Code or a person  (including  an  insurance company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any such plan)
who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series  specified hereon (herein  collectively  called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                 EXHIBIT ELEVEN -B

                          FORM OF PERMANENT REGULATION S GLOBAL CLASS SB-[__] CERTIFICATE

         THIS  CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS A  CERTIFICATES  AND  CLASS  M
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH INTERESTS IN THE SWAP AGREEMENT AND THE SB-AM SWAP AGREEMENT.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS
THAT  TRANSFER  IS MADE  PURSUANT  TO AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE 1933  ACT,  AND  EFFECTIVE
REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE  STATE SECURITIES LAWS, OR IS MADE IN A TRANSACTION THAT DOES NOT
REQUIRE  SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE  AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS
CERTIFICATE OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE THE UNITED STATES
TO ENTITIES WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN  RELIANCE
ON RULE 144A UNDER THE 1933 ACT ("RULE  144A") TO A  QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT
IS  ACQUIRING  THIS  CERTIFICATE  OR INTEREST  HEREIN FOR ITS OWN  ACCOUNT OR FOR THE ACCOUNT OF ANOTHER  QUALIFIED
INSTITUTIONAL BUYER.

         EACH  HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED  AND AGREED  THAT  (I) IT IS (A) A
QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING  THIS  CERTIFICATE  FOR ITS OWN  INSTITUTIONAL  ACCOUNT OR FOR THE
ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS  ACQUIRING  THIS
CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  (II) IT  UNDERSTANDS THAT THIS CERTIFICATE IS
BEING  TRANSFERRED  TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC  OFFERING  WITHIN THE MEANING OF THE 1933 ACT,
AND THAT, IF IN THE FUTURE IT DECIDES TO RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE,  THIS CERTIFICATE
MAY BE RESOLD,  PLEDGED OR  TRANSFERRED  ONLY IN ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS AND (A) IN A
TRANSACTION  MEETING THE REQUIREMENTS OF RULE 144A, TO A PERSON THAT THE SELLER REASONABLY  BELIEVES IS A QUALIFIED
INSTITUTIONAL  BUYER  THAT  PURCHASES  FOR ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON
RULE  144A,  OR (B) IN AN  OFFSHORE  TRANSACTION  IN  ACCORDANCE  WITH  RULE 903 OR RULE 904 OF  REGULATION  S; AND
(III) IF THE HOLDER IS A  REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND WILL NOT BE
REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR
TO U.S.  PERSONS  PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE CLOSING  DATE MAY  CONSTITUTE  A VIOLATION  OF UNITED
STATES LAW, AND THAT  DISTRIBUTIONS  OF PRINCIPAL  AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY
FOLLOWING  THE  DELIVERY BY THE HOLDER OF A  CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE  EXCHANGE OF
BENEFICIAL INTEREST IN TEMPORARY  REGULATION S GLOBAL OFFERED  CERTIFICATES FOR BENEFICIAL INTERESTS IN THE RELATED
PERMANENT  REGULATION S GLOBAL  OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL ITSELF REQUIRE A  CERTIFICATION  OF
NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION SHALL,
AND BY ACCEPTANCE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO, INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE
MASTER SERVICER AND THE CERTIFICATE  REGISTRAR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE
OR OTHER  DISPOSITION  IS NOT SO  EXEMPT OR IS NOT MADE IN  ACCORDANCE  WITH SUCH  FEDERAL  AND STATE  LAWS AND THE
AGREEMENT.

         NO TRANSFER OF ANY CLASS SB  CERTIFICATE  SHALL BE MADE UNLESS THE  PROPOSED  TRANSFEREE  OF SUCH CLASS SB
CERTIFICATE  PROVIDES  TO THE TRUSTEE  THE  APPROPRIATE  TAX  CERTIFICATION  FORM  (I.E.,  IRS FORM W-9 OR IRS FORM
W-8BEN,  W-8IMY,  W-8EXP OR W-8ECI,  AS APPLICABLE (OR ANY SUCCESSOR FORM THERETO)) AND AGREES TO UPDATE SUCH FORMS
(I) UPON EXPIRATION OF ANY SUCH FORM, (II) AS REQUIRED UNDER THEN  APPLICABLE U.S.  TREASURY  REGULATIONS AND (III)
PROMPTLY UPON LEARNING THAT SUCH FORM HAS BECOME  OBSOLETE OR  INCORRECT,  AS A CONDITION TO SUCH  TRANSFER.  UNDER
THE AGREEMENT,  UPON RECEIPT OF ANY SUCH TAX CERTIFICATION FORM FROM A TRANSFEREE OF ANY CLASS SB CERTIFICATE,  THE
TRUSTEE  (INCLUDING IN ITS CAPACITY AS  SUPPLEMENTAL  INTEREST TRUST TRUSTEE) SHALL FORWARD SUCH TAX  CERTIFICATION
FORM PROVIDED TO IT TO THE SWAP  COUNTERPARTY.  EACH HOLDER OF A CLASS SB CERTIFICATE AND EACH  TRANSFEREE  THEREOF
SHALL BE DEEMED TO HAVE CONSENTED TO THE TRUSTEE  FORWARDING TO THE SWAP  COUNTERPARTY  ANY SUCH TAX  CERTIFICATION
FORM IT HAS PROVIDED AND UPDATED IN ACCORDANCE WITH THESE TRANSFER  RESTRICTIONS.  ANY PURPORTED SALES OR TRANSFERS
OF ANY CLASS SB  CERTIFICATE  TO A TRANSFEREE  WHICH DOES NOT COMPLY WITH THESE  REQUIREMENTS  SHALL BE DEEMED NULL
AND VOID UNDER THE AGREEMENT.

CUSIP: _____________________                                 Certificate No. SB-[__]-1
Date of Pooling and Servicing Agreement                      Percentage Interest: [__]%
and Cut-off Date:  January 1, 2007
First Distribution Date:  February 26, 2007                  Aggregate Initial Notional Balance
                                                             of the Class SB-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
RESIDENTIAL FUNDING COMPANY, LLC                             of this Class SB-[_] Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2007-QH1

                  evidencing a percentage interest in the distributions allocable to the
                  Class SB-[_] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans on one- to four-family residential properties sold by RESIDENTIAL ACCREDIT LOANS
                  INCORPORATED

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in RESIDENTIAL  ACCREDIT LOANS  INCORPORATED,  the Master Servicer,  the Trustee referred to below or any of their affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or instrumentality or by RESIDENTIAL  ACCREDIT LOANS  INCORPORATED,  the Master
Servicer,  the  Trustee or any of their  affiliates.  None of the  Depositor,  the Master  Servicer or any of their affiliates  will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that CEDE & CO. is the  registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of adjustable  interest  rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by
RESIDENTIAL  ACCREDIT LOANS  INCORPORATED  (hereinafter  called the "Depositor,"  which term includes any successor entity  under the  Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and  Servicing
Agreement dated as specified  above (the  "Agreement")  among the Depositor,  the Master Servicer and Deutsche Bank
Trust Company Americas,  as trustee (the "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used  herein  have the  meanings assigned  in the  Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms,  provisions  and conditions  of the  Agreement,  to which  Agreement  the  Holder of this  Certificate  by virtue of the  acceptance hereof, assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the last Business Day of the month  immediately  preceding the month of such  distribution (the "Record
Date"),  from the  Available  Distribution  Amount in an amount  equal to the  product of the  Percentage  Interest evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be  distributed to
Holders of Class SB-[_] Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Notional Amount of this Class SB-[_]
Certificate as of any date of  determination  will be calculated as described in the Agreement.  This  Class SB-[_]
Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the Agreement.  This Class SB-[_]  Certificate will not accrue interest on its
Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that either such transferee is not an employee  benefit plan or other plan or  arrangement  subject to the  prohibited  transaction  provisions of the Employee  Retirement  Income
Security  Act of 1974,  as amended  ("ERISA"),  or Section  4975 of the Code or a person  (including  an  insurance company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any such plan)
who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage  Asset-Backed  Pass-Through  Certificates of the Series  specified hereon (herein  collectively  called the "Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the  purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby effecting early retirement of the Certificates.  The Agreement  permits,  but does not require,  the Holder of the Class SB Certificates or the Master Servicer,  as described in the Agreement,  (i) to  purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent

                                                 EXHIBIT ELEVEN-C

                          FORM OF TEMPORARY REGULATION S GLOBAL CLASS SB-[__] CERTIFICATE

         THIS  CERTIFICATE IS A TEMPORARY  REGULATION S GLOBAL  CERTIFICATE  FOR PURPOSES OF REGULATION S UNDER THE
UNITED STATES  SECURITIES  ACT OF 1933,  AS AMENDED (THE "1933 ACT").  NEITHER THIS  TEMPORARY  REGULATION S GLOBAL
CLASS SB  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE OFFERED,  SOLD OR DELIVERED,  EXCEPT AS PERMITTED  UNDER THE
POOLING AND SERVICING AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY TRUST COMPANY,  A
NEW YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED IS  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE  OF DTC (AND ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY
PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF  PAYMENT  TO THE  CLASS A  AND  CLASS M  CERTIFICATES  AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE") COUPLED WITH INTERESTS IN THE SWAP AGREEMENT AND THE SB-AM SWAP AGREEMENT.

         ANY  TRANSFEREE  OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  REPRESENTED  BY VIRTUE OF ITS  PURCHASE  OR
HOLDING OF THIS  CERTIFICATE (OR INTEREST  THEREIN) THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT PLAN OR OTHER
PLAN OR ARRANGEMENT  SUBJECT TO THE PROHIBITED  TRANSACTION  PROVISIONS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE CODE OR A PERSON  (INCLUDING  AN  INSURANCE  COMPANY
INVESTING ITS GENERAL  ACCOUNT,  AN  INVESTMENT  MANAGER,  A NAMED  FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS
USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION.

         NO TRANSFER OF THIS  CERTIFICATE  OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  UNLESS
THAT  TRANSFER  IS MADE  PURSUANT  TO AN  EFFECTIVE  REGISTRATION  STATEMENT  UNDER  THE 1933  ACT,  AND  EFFECTIVE
REGISTRATION OR  QUALIFICATION  UNDER  APPLICABLE  STATE SECURITIES LAWS, OR IS MADE IN A TRANSACTION THAT DOES NOT
REQUIRE  SUCH  REGISTRATION  OR  QUALIFICATION.  FURTHERMORE,  THE  AGREEMENT  PROVIDES  THAT NO  TRANSFER  OF THIS
CERTIFICATE OR INTEREST  HEREIN MAY BE MADE BY A HOLDER OF THIS  CERTIFICATE  EXCEPT  (I) OUTSIDE THE UNITED STATES
TO ENTITIES WHICH ARE NOT U.S.  PERSONS  WITHIN THE MEANING OF REGULATION S UNDER THE 1933 ACT OR (II) IN  RELIANCE
ON RULE 144A UNDER THE 1933 ACT ("RULE  144A") TO A  QUALIFIED  INSTITUTIONAL  BUYER (AS DEFINED IN RULE 144A) THAT
IS  ACQUIRING  THIS  CERTIFICATE  OR INTEREST  HEREIN FOR ITS OWN  ACCOUNT OR FOR THE ACCOUNT OF ANOTHER  QUALIFIED
INSTITUTIONAL BUYER.

         EACH  HOLDER OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE  ACKNOWLEDGED  AND AGREED  THAT  (I) IT IS (A) A
QUALIFIED  INSTITUTIONAL  BUYER AND IS ACQUIRING  THIS  CERTIFICATE  FOR ITS OWN  INSTITUTIONAL  ACCOUNT OR FOR THE
ACCOUNT OR  ACCOUNTS OF A QUALIFIED  INSTITUTIONAL  BUYER,  OR (B) IT IS NOT A U.S.  PERSON AND IS  ACQUIRING  THIS
CERTIFICATE  OUTSIDE THE UNITED STATES (A "REGULATION S PURCHASER");  (II) IT  UNDERSTANDS THAT THIS CERTIFICATE IS
BEING  TRANSFERRED  TO IT IN A TRANSACTION  NOT INVOLVING ANY PUBLIC  OFFERING  WITHIN THE MEANING OF THE 1933 ACT,
AND THAT, IF IN THE FUTURE IT DECIDES TO RESELL,  PLEDGE OR OTHERWISE  TRANSFER THIS CERTIFICATE,  THIS CERTIFICATE
MAY BE RESOLD,  PLEDGED OR  TRANSFERRED  ONLY IN ACCORDANCE  WITH  APPLICABLE  STATE  SECURITIES  LAWS AND (A) IN A
TRANSACTION  MEETING THE REQUIREMENTS OF RULE 144A, TO A PERSON THAT THE SELLER REASONABLY  BELIEVES IS A QUALIFIED
INSTITUTIONAL  BUYER  THAT  PURCHASES  FOR ITS  OWN  ACCOUNT  (OR  FOR  THE  ACCOUNT  OR  ACCOUNTS  OF A  QUALIFIED
INSTITUTIONAL  BUYER) AND TO WHOM NOTICE IS GIVEN THAT THE RESALE,  PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON
RULE  144A,  OR (B) IN AN  OFFSHORE  TRANSACTION  IN  ACCORDANCE  WITH  RULE 903 OR RULE 904 OF  REGULATION  S; AND
(III) IF THE HOLDER IS A  REGULATION S PURCHASER,  IT  UNDERSTANDS  THAT THIS  CERTIFICATE  HAS NOT AND WILL NOT BE
REGISTERED  UNDER THE 1933 ACT, THAT ANY OFFERS,  SALES OR DELIVERIES OF THIS  CERTIFICATE  IN THE UNITED STATES OR
TO U.S.  PERSONS  PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE CLOSING  DATE MAY  CONSTITUTE  A VIOLATION  OF UNITED
STATES LAW, AND THAT  DISTRIBUTIONS  OF PRINCIPAL  AND INTEREST WILL BE MADE IN RESPECT OF SUCH  CERTIFICATES  ONLY
FOLLOWING  THE  DELIVERY BY THE HOLDER OF A  CERTIFICATION  OF NON-U.S.  BENEFICIAL  OWNERSHIP  OR THE  EXCHANGE OF
BENEFICIAL INTEREST IN TEMPORARY  REGULATION S GLOBAL OFFERED  CERTIFICATES FOR BENEFICIAL INTERESTS IN THE RELATED
PERMANENT  REGULATION S GLOBAL  OFFERED  CERTIFICATES  (WHICH IN EACH CASE WILL ITSELF REQUIRE A  CERTIFICATION  OF
NON-U.S. BENEFICIAL OWNERSHIP), AT THE TIMES AND IN THE MANNER SET FORTH IN THE AGREEMENT.

         THE HOLDER OF THIS CERTIFICATE  DESIRING TO EFFECT ANY TRANSFER,  SALE, PLEDGE OR OTHER DISPOSITION SHALL,
AND BY ACCEPTANCE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE AGREED TO, INDEMNIFY THE TRUSTEE,  THE DEPOSITOR,  THE
MASTER SERVICER AND THE CERTIFICATE  REGISTRAR AGAINST ANY LIABILITY THAT MAY RESULT IF THE TRANSFER,  SALE, PLEDGE
OR OTHER  DISPOSITION  IS NOT SO  EXEMPT OR IS NOT MADE IN  ACCORDANCE  WITH SUCH  FEDERAL  AND STATE  LAWS AND THE
AGREEMENT.

         NO TRANSFER OF ANY CLASS SB  CERTIFICATE  SHALL BE MADE UNLESS THE  PROPOSED  TRANSFEREE  OF SUCH CLASS SB
CERTIFICATE  PROVIDES  TO THE TRUSTEE  THE  APPROPRIATE  TAX  CERTIFICATION  FORM  (I.E.,  IRS FORM W-9 OR IRS FORM
W-8BEN,  W-8IMY,  W-8EXP OR W-8ECI,  AS APPLICABLE (OR ANY SUCCESSOR FORM THERETO)) AND AGREES TO UPDATE SUCH FORMS
(I) UPON EXPIRATION OF ANY SUCH FORM, (II) AS REQUIRED UNDER THEN  APPLICABLE U.S.  TREASURY  REGULATIONS AND (III)
PROMPTLY UPON LEARNING THAT SUCH FORM HAS BECOME  OBSOLETE OR  INCORRECT,  AS A CONDITION TO SUCH  TRANSFER.  UNDER
THE AGREEMENT,  UPON RECEIPT OF ANY SUCH TAX CERTIFICATION FORM FROM A TRANSFEREE OF ANY CLASS SB CERTIFICATE,  THE
TRUSTEE  (INCLUDING IN ITS CAPACITY AS  SUPPLEMENTAL  INTEREST TRUST TRUSTEE) SHALL FORWARD SUCH TAX  CERTIFICATION
FORM PROVIDED TO IT TO THE SWAP  COUNTERPARTY.  EACH HOLDER OF A CLASS SB CERTIFICATE AND EACH  TRANSFEREE  THEREOF
SHALL BE DEEMED TO HAVE CONSENTED TO THE TRUSTEE  FORWARDING TO THE SWAP  COUNTERPARTY  ANY SUCH TAX  CERTIFICATION
FORM IT HAS PROVIDED AND UPDATED IN ACCORDANCE WITH THESE TRANSFER  RESTRICTIONS.  ANY PURPORTED SALES OR TRANSFERS
OF ANY CLASS SB  CERTIFICATE  TO A TRANSFEREE  WHICH DOES NOT COMPLY WITH THESE  REQUIREMENTS  SHALL BE DEEMED NULL
AND VOID UNDER THE AGREEMENT.

CUSIP: __________________                                    Certificate No. SB
Date of Pooling and Servicing Agreement                      Percentage Interest: 100.00%
and Cut-off Date:  January 1, 2007
First Distribution Date:  February 26, 2007                  Aggregate Initial Notional Balance
                                                             of the Class SB Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
RESIDENTIAL FUNDING COMPANY, LLC                             of this Class SB Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                                  MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                  SERIES 2007-QH1

                  evidencing a percentage interest in the distributions allocable to the
                  Class SB Certificates with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable interest rate, first lien mortgage loans mortgage loans on one- to four-family residential properties sold by
                  RESIDENTIAL ACCREDIT LOANS, INC.

         This  Certificate  is  payable  solely  from the  assets  of the Trust  Fund,  and does not  represent  an obligation of or interest in Residential  Accredit Loans, Inc., the Master Servicer,  the Trustee referred to below or any of their  affiliates.  Neither this Certificate nor the underlying  Mortgage Loans are guaranteed or insured by any governmental  agency or  instrumentality or by Residential  Accredit Loans,  Inc., the Master Servicer,  the
Trustee or any of their  affiliates.  None of the Depositor,  the Master  Servicer or any of their  affiliates will have any  obligation  with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This  certifies  that CEDE & CO. is the  registered  owner of the  Percentage  Interest  evidenced by this
Certificate in certain  distributions with respect to the Trust Fund consisting  primarily of an interest in a pool of adjustable  interest  rate,  first lien mortgage loans on one- to four-family  residential  properties,  sold by
Residential  Accredit Loans,  Inc.  (hereinafter  called the "Depositor,"  which term includes any successor entity under the Agreement  referred to below).  The Trust Fund was created pursuant to a Pooling and Servicing  Agreement dated as specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and Deutsche  Bank Trust
Company  Americas,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the
Agreement,  to which Agreement the Holder of this  Certificate by virtue of the acceptance  hereof,  assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement,  a distribution  will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution  Date"),  commencing as  described  in the  Agreement,  to the  Person in whose  name this  Certificate  is  registered  at the close of business on the Business Day immediately  preceding that  Distribution  Date (the "Record Date"),  from the related
Available  Distribution  Amount in an amount  equal to the product of the  Percentage  Interest  evidenced  by this
Certificate  and the amount of interest and  principal,  if any,  required to be distributed to Holders of Class SB
Certificates on such Distribution Date.

         Distributions  on this  Certificate  will be made  either by the Master  Servicer  acting on behalf of the
Trustee or by a Paying  Agent  appointed  by the  Trustee  in  immediately  available  funds (by wire  transfer  or otherwise)  for the  account of the  Person  entitled  thereto if such  Person  shall have so  notified  the Master
Servicer or such Paying Agent, or by check mailed to the address of the Person entitled  thereto,  as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed by the Trustee for that  purpose in St. Paul,  Minnesota.  The Notional  Amount of this  Class SB
Certificate  as of any date of  determination  will be  calculated  as described in the  Agreement.  This  Class SB
Certificate  will accrue  interest at the  Pass-Through  Rate on the Notional Amount as indicated in the definition of Accrued  Certificate  Interest in the  Agreement.  This  Class SB  Certificate  will not accrue  interest on its
Certificate Principal Balance.

         Any  Transferee  of this  Certificate  will be deemed to have  represented  by virtue of its  purchase  or holding of this  Certificate (or interest  therein) that either such transferee is not an employee  benefit plan or other plan or  arrangement  subject to the  prohibited  transaction  provisions of the Employee  Retirement  Income
Security  Act of 1974,  as amended  ("ERISA"),  or Section  4975 of the Code or a person  (including  an  insurance company  investing its general  account,  an investment  manager,  a named fiduciary or a trustee of any such plan)
who is using "plan assets" of any such plan to effect such acquisition.

         This  Certificate is one of a duly authorized issue of Certificates  issued in several Classes  designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called the
"Certificates").

         The  Certificates  are limited in right of payment to certain  collections  and recoveries  respecting the
Mortgage  Loans,  all as more  specifically  set forth herein and in the  Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master  Servicer,  to the extent  provided in the  Agreement,  from related  recoveries  on such  Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate  Account
created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for purposes other than distributions to  Certificateholders,  such purposes  including without limitation  reimbursement to the
Depositor and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits,  with certain  exceptions therein provided,  the amendment of the Agreement and the modification  of the rights and  obligations of the Depositor,  the Master  Servicer and the Trustee and the rights of the  Certificateholders  under the Agreement  from time to time by the  Depositor,  the Master  Servicer and the
Trustee  with the consent of the  Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the
Percentage  Interests  of each  Class of  Certificates  affected  thereby.  Any such  consent by the Holder of this
Certificate  shall be conclusive and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer  hereof or in exchange  herefor or in lieu hereof whether or not notation of such  consent  is made upon the  Certificate.  The  Agreement  also  permits  the  amendment  thereof in certain circumstances  without  the  consent  of the  Holders  of  any  of the  Certificates  and,  in  certain  additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for  registration  of transfer  at the  offices or agencies  appointed  by the  Trustee in St.  Paul,  Minnesota,  duly  endorsed  by, or accompanied  by an  assignment in the form below or other written  instrument of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar  duly  executed by the Holder  hereof or such  Holder's  attorney  duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The  Certificates  are  issuable  only as  registered  Certificates  without  coupons  in  Classes  and in denominations  specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth,  Certificates  are exchangeable  for new  Certificates of authorized  denominations  evidencing the same
Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service  charge will be made for any such  registration  of transfer or  exchange,  but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The  Depositor,  the  Master  Servicer,  the  Trustee,  the  Certificate  Registrar  and any  agent of the
Depositor,  the Master Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Depositor,  the Master  Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The  obligations  created  by the  Agreement  in respect of the  Certificates  and the Trust Fund  created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the Trustee and  required  to be paid to them  pursuant to the  Agreement  following  the earlier of (i) the  maturity or other liquidation  of  the  last  Mortgage  Loan  subject  thereto  or the  disposition  of all  property  acquired  upon foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and (ii) the purchase by the Holder of the Class
SB  Certificates  or the Master  Servicer,  as described  in the  Agreement,  from the Trust Fund of all  remaining
Mortgage  Loans and all property  acquired in respect of such Mortgage  Loans or the  Certificates,  in either case thereby  effecting early retirement of the  Certificates.  The Agreement  permits,  but does not require the Holder of the Class SB Certificates or the Master  Servicer,  as described in the Agreement,  (i) to purchase,  at a price determined as provided in the Agreement,  all remaining  Mortgage Loans and all property acquired in respect of any
Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders  thereof, provided,  that any such option may only be exercised if the Stated  Principal  Balance before giving effect to the distributions to be made on such  Distribution  Date of the Mortgage Loans, as of the Distribution  Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated: ____________________

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB-[_] Certificates referred to in the within-mentioned Agreement.

                                                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                    ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and address  including  postal zip code of  assignee)  the  beneficial  interest evidenced by the within Trust  Certificate  and hereby  authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the  Certificate  Registrar to issue a new  Certificate of a like  denomination  and
Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall   be   made,   by   wire   transfer   or   otherwise,    in   immediately    available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information  is  provided by  ___________________________________,  the  assignee  named  above,  or
______________________________, as its agent.

                                                  EXHIBIT TWELVE

                                    FORM OF REGULATION S TRANSFEREE CERTIFICATE

_____________________, 20__

Residential Accredit Loans, Inc.                        Residential Funding Company, LLC
8400 Normandale Lake Boulevard                          8400 Normandale Lake Boulevard
Suite 250                                               Suite 250
Minneapolis, Minnesota  55437                           Minneapolis, Minnesota  55437

DB Services Tennessee
648 Grassmere Park Road
Nashville, Tennessee 37211-3658
Attention:  Transfer Unit

Re:       Mortgage Asset-Backed Pass-Through Certificates, RALI Series 2007-QH1

Ladies and Gentlemen:

__________________________________  (the  "Purchaser")  intends to purchase from  ___________________________  (the
"Seller") $_____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through  Certificates,
Series 2007-QH1,  Class SB (the "Certificates"),  issued pursuant to the Series Supplement,  dated as of January 1,
2007,  to the Standard  Terms of Pooling and  Servicing  Agreement,  dated as of December 1, 2006 (the "Pooling and
Servicing  Agreement"),  among  Residential  Accredit  Loans,  Inc., as depositor  (the  "Depositor"),  Residential
Funding Company,  LLC, as master servicer (the "Master  Servicer"),  and Deutsche Bank Trust Company  Americas,  as
trustee  (the  "Trustee").  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the Pooling and  Servicing  Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and  covenants with, the Depositor, the Trustee and the Master Servicer that:

In  connection  with  the  undersigned's   purchase  of  the  Certificates,   the  undersigned  hereby  represents,
acknowledges and agrees as follows:

1._______It is a Person  that is not a "U.S.  person" as  defined in  Regulation  S under the  Securities  Act that purchased the  Certificates  in an Offshore  Transaction  as defined in Regulation S under the  Securities  Act and understands  that  the  sale of the  Certificates  to it is  being  made in  reliance  on the  exemption  from  the registration requirements of the Securities Act provided by Regulation S thereunder; and

2._______(a)  It is not  an  employee  benefit  plan  or  other  plan  or  arrangement  subject  to the  prohibited transaction  provisions  of ERISA or  Section  4975 of the Code,  or any person  (including  an  insurance  company investing its general  account,  an  investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any such plan to  effect  such  acquisition;  or (b) it has  provided  the  Trustee,  the
Depositor and the Master  Servicer with the Opinion of Counsel  described in Section  5.02(e)(i) of the  Agreement, which shall be acceptable to and in form and substance  satisfactory to the Trustee, the Depositor,  and the Master
Servicer to the effect that the purchase or holding of this  Certificate is permissible  under applicable law, will not  constitute or result in any  nonexempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the  Code  (or  comparable  provisions  of any  subsequent  enactments),  and will not  subject  the  Trustee,  the
Depositor,  or the Master  Servicer to any obligation or liability  (including  obligations  or  liabilities  under
ERISA or Section  4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

This certificate and the statements contained herein are made for your benefit.

                                                     [INSERT NAME OF TRANSFEREE]

                                                     By:____________________________
                                                     Name:
                                                     Title:

                                                     Dated:  ______________, 20__